SEMIANNUAL REPORT

                               DECEMBER 31, 1996
                                  (Unaudited)

                      THE PREFERRED GROUP OF MUTUAL FUNDS

December 31, 1996 (unaudited)
------------------------------------------------------------------------------
Table of Contents

  Our Message to You.......................................  1
  Performance Information and Benchmarks...................  3
  Investment Review........................................  4
  Statements of Assets & Liabilities....................... 22
  Statements of Operations................................. 24
  Statements of Changes in Net Assets...................... 26
  Financial Highlights..................................... 30
  Schedules of Investments................................. 34
  Notes to Financial Statements............................ 54


Performance Data                 for Six Months Ended 12/31/96


                                                                                                           CAPITAL
                                  BEGINNING      ENDING         TOTAL        CURRENT        INCOME          GAINS
     FUND NAME                       NAV           NAV          RETURN*        YIELD +     DIVIDENDS    DISTRIBUTIONS
                                 (PER SHARE)   (PER SHARE)                                (PER SHARE)    (PER SHARE)


   Growth                           $18.52        $17.23         8.48%          -         $    -           $2.8607

   Value                             16.65         18.02        13.04           -            .2016           .6004

   International                     13.72         14.10         7.15           -            .3483           .2527

   Small Cap                         11.25         12.45        12.31**         -            .0254           .1593

   Asset   Allocation                12.88         13.37         9.63           -            .2141           .5283

   Balanced                          10.69         11.12         6.78***        -            .1386           .1527

   Fixed   Income                    10.09         10.24         5.00          6.36%         .3115           .0365

   S.T. Gov't. Securities             9.76          9.80         3.13          5.40          .2622              -

   Money   Market                    $1.00          1.00         2.56          5.07          .0251           .0002

        * Total return includes reinvestment of dividends and capital gains distributions.

       ** From November 1, 1995 through October 31, 1996, the manager had voluntarily undertaken to waive a portion of its management fees (0.35% of average net assets) for the Small Cap Fund.  Total return for the Small Cap Fund would have been 12.19% if a portion of the fee had not been waived.

      *** Effective July 1, 1995 and until further notice, the manager has voluntarily undertaken to cap the Balanced Fund's expenses at 1.15% of the Fund's average net assets. Total return for the Balanced Fund would have been lower for the six-month period ended December 31, 1996, if expenses had not been capped.

        + The yield shown for the Fixed Income and Short-Term Government
          Securities Funds is the 30-day current yield as of 12/31/96.
          The yield shown for the Money Market Fund is a seven-day current yield as of 12/31/96, in accordance with Securities and Exchange Commission rules for reporting yields of money market funds.

          The performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that, when redeemed, an investor's shares may be worth more or less than their original cost.

The Preferred Group of Mutual Funds
------------------------------------------------------------------------------
Our Message To You

        DEAR PREFERRED GROUP SHAREHOLDER:

           We are pleased to present you with The Preferred Group's semiannual report for the six-month period ended December 31, 1996. This report provides detailed information about how your portfolio management team is managing your fund, including fund performance, portfolio holdings and financial statements.

        MARKET COMMENTARY

           The economy's reasonably steady growth and low inflationary pressure set the stage for the stock market's continued strong performance during the last half of 1996. This stable economy, coupled with a post-election euphoria, vaulted equities into record territory during October and November. Nevertheless, Alan Greenspan's comment that this was a period of "irrational exuberance" was taken by many to indicate his belief that the U.S. stock market was overvalued. The result of his comment was a short-term drop in stock prices in early December.

           The Dow Jones Industrial Average continued to break records during the period, reaching a high of 6547.79 in late November, while the Standard & Poor's 500 Index, a common benchmark for the U.S. stock market, gained 11.7% for the six months ended December 31, 1996. Large company stocks performed especially well; The Preferred Group's equity funds also performed positively during this period.

           For fixed income investors, however, the last six months proved to be fairly quiet. The Salomon Brothers BIG Index, a benchmark for bond performance, was up a slight 5.0%.

           The EAFE Index of foreign stocks was up 1.6% for the six months ended December 31, 1996, a return which appears especially modest when compared with the unusually strong U.S. stock market. Japan, in particular, had a disappointing year. Benefiting from its underweighting in Japan, the Preferred International Fund outpaced the return of the EAFE Index, with a return of 7.2% for the six months ended December 31, 1996.

           The current environment has been characterized by some analysts as a "Goldilocks" economy -- the rate of growth is not too fast, inflationary pressures are not too great and interest rates are not too high. In sum, the economy appears to be "just right." For the past six years we've enjoyed a bull market, but just how much longer it will last is a subject of great discussion and debate. As always, it is important that you adopt an investment approach with which you are comfortable, so you won't be discouraged if the market declines or simply continues the volatility of the past six months.

        PREFERRED GROUP HIGHLIGHTS

           The two newest Funds reached milestones during the last six months. July 1 marked the Preferred Balanced Fund's first anniversary, while the Preferred Small Cap Fund celebrated its first year of operation on October 31.

           Late in the year, the Preferred Short-Term Government Securities Fund received the highest ratings possible by Fitch Investor Services:
        AAA for credit quality and V-1 for interest rate sensitivity.

           Overall, it is particularly encouraging to note that The Preferred Group has experienced solid growth while maintaining its high standard of customer service. As part of a constant effort to enhance its products and services, The Preferred Group implemented a new customer service plan during the year, and customers have responded positively to the year-end consolidated statements.

           On July 1, 1997, The Preferred Group will mark its five-year anniversary. Looking back over the past five years, we are proud of The Preferred Group's progress and excited about its future. We are pleased, too, with how well the Funds have been received by shareholders and recognized by the financial press. Perhaps you have noticed that a number of the Funds have been recently recognized for their performance in well-known publications like Fortune, U.S. News & World Report, Kiplinger's Personal Finance Magazine, Money Magazine, Mutual Funds Magazine and others.

           We hold fast to our commitment to excellence. Providing you with quality products and serving your long-term investing needs is our top priority. Thank you for your continued support and confidence. Call the Investor Services line at 1-800-662-GROW; your suggestions and comments are always welcome.


                                       Caterpillar Investment Management Ltd.

Performance Information

HISTORICAL PERFORMANCE:

Historical performance can be evaluated in several ways. At the end of each Fund's Discussion & Analysis section, we have provided a look at the total percentage change in value, the average annual percentage change and the growth of a hypothetical $10,000 investment. A comparison of this historical data to an appropriate benchmark is also provided. These performance figures include changes in a Fund's share price, plus reinvestment of any dividends (or income) and any capital gains (profits the Fund earns when it sells securities that have grown in value).

CUMULATIVE TOTAL RETURNS:

Cumulative total returns reflect the Fund's actual performance over a set period - six months, one year or since inception.

AVERAGE ANNUAL TOTAL RETURNS:

Average annual total returns are hypothetical. A Fund's actual (or cumulative) return indicates what would have happened if the Fund had performed at a constant rate each year. For your information, all Funds must provide average annual total returns as of the most recent calendar quarter in this case, December 31, 1996. This allows you to compare funds from different complexes on an equal basis.

$10,000 HYPOTHETICAL INVESTMENT:

The "$10,000 investment since inception" illustrates the value of your investment as of December 31, 1996, had you invested $10,000 when the Fund started.


Benchmarks - What Are They And What Do They Tell Me?

Benchmarks are simply a "point of reference for comparison." Mutual funds typically compare themselves to a suitable stock or bond market index to gauge their performance over the long term (3-5 years). An index is really a fictitious unmanaged portfolio. It does not trade or incur any expenses. In that sense, a fund must actually outperform its benchmark (gross return) by the amount of its management fees and other expenses in order for its reported performance (net of fees) to match its benchmark. Because the Funds are managed portfolios investing in a wide range of securities, the securities owned by a Fund will not match those included in the relevant benchmark. (Please refer to the Investment Review section of this report for detailed descriptions of each Fund's benchmark.)

PREFERRED GROWTH FUND
S&P 500 Index

PREFERRED VALUE FUND
S&P 500 Index

PREFERRED INTERNATIONAL FUND
EAFE Index

PREFERRED SMALL CAP FUND
Russell 2000 Index

PREFERRED FIXED INCOME FUND
Salomon Brothers Broad Investment Grade (BIG) Index

PREFERRED ASSET ALLOCATION FUND
65%  -  S&P 500 Index
30%  -  Lehman Brothers Long-Term Treasury Index
 5%  -  90-Day Treasury Bills

PREFERRED BALANCED FUND
55%  -  S&P 500 Index
35%  -  Lehman Government/Corporate Bond Index
10%  -  90-Day Treasury Bills

PREFERRED SHORT-TERM GOVERNMENT SECURITIES FUND
Merrill Lynch 1-3 Year Treasury Index

PREFERRED MONEY MARKET FUND
Donoghue's Taxable Money Market Fund Average

Investment Review

PREFERRED GROWTH FUND

INVESTMENT OBJECTIVE:

The Preferred Growth Fund seeks long-term capital appreciation by investing its assets primarily in equity securities believed to offer the potential for capital appreciation, including stocks of companies experiencing rapid earnings growth.

PORTFOLIO MANAGER PROFILE:
Portfolio Manager:  Lulu C. Wang, CFA

Title:  Executive Vice President/Director,
Jennison Associates Capital Corp.

Last Five Years' Experience:  Portfolio Manager at Jennison Associates.
Lulu has managed the Preferred Growth Fund since its inception on July 1, 1992.

Education: B.A. - Wellesley College; MBA - Columbia University; Chartered Financial Analyst

DISCUSSION & ANALYSIS:

For the six-month period ended December 31, 1996, the Preferred Growth Fund advanced by 8.5%, compared with a gain of 11.7% for the S&P 500 Index. Since inception, the Fund has advanced at an average rate of 17.8% per annum versus 17.2% for the benchmark.

This period was dominated by Presidential politics and renewed tensions in the Middle East, both of which had a limited impact on the investment community. The stock market spent much of this time in record territory, reflecting the increased confidence of investors in an economy that continues to grow moderately without signs of significant inflation. Although Alan Greenspan's early December remarks concerning "irrational exuberance" in the stock market left the broader indices slightly off their highs at the close of 1996, investor sentiment remains positive as we move into the new year.

Technology stocks, after appreciating significantly during the first half of 1996, continued to build momentum through the remainder of the year. Intel, Dell Computer, and 3Com made substantial contributions to the Fund's overall performance. Laggards were concentrated in the retail sector which, as evidenced by the lackluster holiday shopping season, have been under pressure as consumers concentrate on debt reduction and curtail spending activity. Though their retail sales held up well, this pull-back hurt the performance of Autozone (1.1% of net assets), as well as Sunglass Hut, which was eliminated from the portfolio. The Fund's position in Shiva was also sold, as we were concerned about an earnings slowdown.

We believe that the economy will continue to grow moderately with low and stable inflation. The stock market, faced with slowing profit growth and a relatively high valuation level, should continue to exhibit a high degree of volatility and rapid rotations in sector leadership. Last year's advance was extremely narrow in breadth, with a select group of large capitalization growth stocks accounting for the majority of the stock market's gains. With these issues now supporting rich valuations, market leadership must broaden if the market's advance is to be sustained. Although it will undoubtedly be difficult to match the stock market's returns over the last two years, we believe that a selective, growth-oriented investment strategy should yield strong results within this environment.

                                                       - Jennison Associates


TOP TEN HOLDINGS:                  (% of total net assets)


----------------------------------------------------------
   1. Intel                                           3.5%
----------------------------------------------------------
   2. Boeing                                          3.3%
----------------------------------------------------------
   3. Cisco Systems                                   2.9%
----------------------------------------------------------
   4. Diebold Inc.                                    2.6%
----------------------------------------------------------
   5. 3Com                                            2.6%
----------------------------------------------------------
   6. Microsoft                                       2.5%
----------------------------------------------------------
   7. Hewlett-Packard                                 2.4%
----------------------------------------------------------
   8. Dell Computer                                   2.2%
----------------------------------------------------------
   9. Reuters Holdings                                2.1%
----------------------------------------------------------
 10.  Nokia                                           1.9%
----------------------------------------------------------


PERFORMANCE:

The following information illustrates the historical performance of the Preferred Growth Fund compared with the S&P 500 INDEX. The S&P 500 Index is the most common index for the overall U.S. stock market. It comprises 500 of the leading U.S. companies representing major industries.

Note: Past performance is not necessarily indicative of future results. Investment return and principal value will fluctuate, so that, when redeemed, an investor's shares may be worth more or less than their original cost. The Preferred Growth Fund's inception date was July 1, 1992. This report will provide five- and ten-year performance history in the future as the Fund matures.

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. An investment fund must outperform its benchmark by the amount of its management fees and other expenses for its reported performance to match its benchmark.


CUMULATIVE TOTAL RETURN:

                             PAST      PAST      SINCE
                           6 MONTHS   1 YEAR  INCEPTION*


 Preferred Growth Fund        8.48%   18.88%    108.68%
 S&P 500 Index              11.69%    23.07%    104.29%

* JULY 1, 1992


AVERAGE ANNUAL TOTAL RETURN:

                               PAST           SINCE
                              1 YEAR       INCEPTION*


 Preferred Growth Fund        18.88%         17.76%
 S&P 500 Index                23.07%         17.20%

* JULY 1, 1992


A $10,000 INVESTMENT SINCE INCEPTION:

              Preferred     S&P 500
             Growth Fund     Index


  7/1/92        10000        10000
12/31/92        11915        10837
 6/30/93        12425        11359
12/31/93        13828        11921
 6/30/94        12468        11514
12/31/94        13676        12074
 6/30/95        16733        14510
12/31/95        17554        16599
 6/30/96        19237        18291
12/31/96        20868        20429


Investment Review

PREFERRED VALUE FUND

INVESTMENT OBJECTIVE:

The Preferred Value Fund seeks capital appreciation and current income. The Fund invests primarily in equity securities believed to be undervalued and that offer above-average potential for capital appreciation.

PORTFOLIO MANAGER PROFILE:

Portfolio Manager:  John G. Lindenthal

Title:  Managing Director of Oppenheimer Capital

Last Five Years' Experience: Portfolio Manager at Oppenheimer Capital. John has managed the Preferred Value Fund since its inception on July 1, 1992.

Education:  B.S., MBA - University of Santa Clara

DISCUSSION & ANALYSIS:

During the six-month period ended December 31, 1996, the Preferred Value Fund returned 13.0%, compared to the 11.7% advance recorded by the S&P 500 Index. Since its inception, the Fund has delivered an average annual return of 17.6%, out- pacing the 17.2% average annual increase in the benchmark.

With the economy slowing during the second half of 1996 and interest rates falling, particularly in the fourth quarter, the interest rate-sensitive stocks in the Fund outperformed the market. As of December 31, 1996, approximately 35% of the Fund's assets were invested in banks and financial service and insurance companies, some of which have been held since the inception of the Fund. Particularly strong returns were recorded by Travelers Group, Citicorp, Federal Home Loan Mortgage, Aflac (2.8% of net assets), Ace Ltd. (3.2%) and Wells Fargo & Co. These stocks are owned for their individual business characteristics and not as a bet on interest rates.

In addition to financial stocks, the Fund benefited from several restructuring announcements which may improve the value-creating potential of the affected companies. Notably, McDonnell Douglas is being acquired by Boeing, and Monsanto is spinning out its chemical division to concentrate on its agricultural biotechnology business.

The Fund's results have been achieved primarily through good stock selection. Our approach is to seek to control risk and make capital grow through investing in superior businesses that are undervalued by the market. A "superior" business has a powerful competitive position, a well-thought-out business strategy, excellent earnings and cash flow, and a shareholder-oriented management. Rather than attempting to predict market turns or choosing stocks that fit some macroeconomic view, we select stocks one at a time based on company fundamentals. Moreover, we tend to be long-term investors in what we believe are quality, undervalued securities, focusing on companies with high cash flow that we believe are able to generate economic value that compounds regardless of stock market ups and downs.

Our expectations for the equity market in 1997 are subdued, yet we do not foresee a bear market. While valuation levels are high based on historical measures, financial liquidity remains positive. Further, corporate America is creating significant value. Return on capital is high and rising, and free cash flow is being generated at a higher rate than in any past period in our country's history.

                                                        - Oppenheimer Capital


TOP TEN HOLDINGS:                  (% of total net assets)


---------------------------------------------------------
   1. McDonnell Douglas                              4.2%
---------------------------------------------------------
   2. Monsanto                                       4.1%
---------------------------------------------------------
   3. Wells Fargo & Co.                              4.1%
---------------------------------------------------------
   4. Citicorp                                       4.1%
---------------------------------------------------------
   5. Travelers Group                                4.0%
---------------------------------------------------------
   6. Federal Home Loan Mortgage                     4.0%
---------------------------------------------------------
   7. Exel Ltd.                                      3.5%
---------------------------------------------------------
   8. Intel Corp.                                    3.4%
---------------------------------------------------------
   9. Lockheed Martin                                3.3%
---------------------------------------------------------
 10.  General Electric                               3.2%
---------------------------------------------------------


PERFORMANCE:

The following information illustrates the historical performance of the Preferred Value Fund compared with the S&P 500 INDEX. The S&P 500 Index is the most common index for the overall U.S. stock market. It comprises 500 of the leading U.S. companies representing major industries.

Note: Past performance is not necessarily indicative of future results. Investment return and principal value will fluctuate, so that, when redeemed, an investor's shares may be worth more or less than their original cost. The Preferred Value Fund's inception date was July 1, 1992. This report will provide five- and ten- year performance history in the future as the Fund matures.

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. An investment fund must outperform its benchmark by the amount of its management fees and other expenses for its reported performance to match its benchmark.


CUMULATIVE TOTAL RETURN:

                             PAST      PAST      SINCE
                           6 MONTHS   1 YEAR  INCEPTION*


 Preferred Value Fund       13.04%    25.31%    107.12%
 S&P 500 Index              11.69%    23.07%    104.29%

* JULY 1, 1992


AVERAGE ANNUAL TOTAL RETURN:

                               PAST           SINCE
                              1 YEAR       INCEPTION*


 Preferred Value Fund         25.31%         17.56%
 S&P 500 Index                23.07%         17.20%

* JULY 1, 1992


A $10,000 INVESTMENT SINCE INCEPTION:

              Preferred     S&P 500
              Value Fund     Index


  7/1/92        10000        10000
12/31/92        10980        10837
 6/30/93        11673        11359
12/31/93        11945        11921
 6/30/94        11707        11514
12/31/94        12001        12074
 6/30/95        14718        14510
12/31/95        16258        16599
 6/30/96        18322        18291
12/31/96        20712        20429


Investment Review

PREFERRED INTERNATIONAL FUND

INVESTMENT OBJECTIVE:

The Preferred International Fund seeks long-term capital appreciation by investing its assets primarily in equity securities traded principally on markets outside the United States.

PORTFOLIO MANAGER PROFILE:

Portfolio Manager:  Peter F. Spano, CFA

Title:  President, PXS Corp., General Partner, Mercator Asset Management, L.P.

Last Five Years' Experience: Portfolio Manager at Mercator. Pete has managed the Preferred International Fund since its inception on July 1, 1992.

Education: BBA - St. John's University; MBA - Baruch College (City University of New York); Chartered Financial Analyst

DISCUSSION & ANALYSIS:

The Preferred International Fund advanced 7.2% for the six-month period ended December 31, 1996, compared to 1.6% for the EAFE Index. The fund's significant underweighting in Japan was clearly beneficial to performance.

Foreign markets struggled during the period, encumbered by an uncertain global economic environment, tight fiscal policies in Europe and slower growth in Asia. The progress against inflation has been exceptional, as country after country experiences consumer price levels not seen in a decade or more, and the good news is that we expect more of the same. The discipline exhibited by governments in spite of high unemployment and weak economic growth has been remarkable. Consequently, we are seeing lower interest rates.

The consensus forecast for 1997 is for stronger GDP growth in Europe, resulting in both higher corporate earnings and stock prices. If earnings are below expectations, low interest rates may still help support stock prices. Most of Asia, with the exception of Japan, is expected to see good economic growth, although not quite as strong as in recent years. Japan's recovery may slow considerably in 1997 despite the government's effort to stimulate the economy. With some exceptions, stock valuations in the region appear to be less attractive than in Europe.

During the period we eliminated some positions in Finland, France, the Netherlands and Norway and purchased stocks in the United Kingdom, Australia, South Korea, Sweden and Switzerland. Stocks in Japan, Germany and Hong Kong continue to offer little in the way of bargains. We believe the best opportunities are in Europe, where we have approximately two-thirds of the portfolio's assets. On balance, consumer, bank and financial services stocks appear to offer better value than basic industry cyclicals.

U.S. stocks have significantly outperformed foreign stocks over the last seven years, with their annualized return during this period dramatically above their historical annual rate of return. On the other hand, foreign stocks are significantly below their historical annual rate for the same period. Mercator believes that at some point, foreign stocks should provide better returns to close this wide performance gap.

                                             - Mercator Asset Management, L.P.


TOP TEN HOLDINGS:                            (% of total net assets)


-------------------------------------------------------------------
   1. Iberdrola Spain                                          3.3%
-------------------------------------------------------------------
   2. Societe Elf Aquitaine France                             2.7%
-------------------------------------------------------------------
   3. Bank Nova Scotia Halifax Canada                          2.6%
-------------------------------------------------------------------
   4. Christian Dior France                                    2.6%
-------------------------------------------------------------------
   5. Canadian Tire Ltd. Canada                                2.5%
-------------------------------------------------------------------
   6. British Telecom United Kingdom                           2.4%
-------------------------------------------------------------------
   7. Orkla Borregaard Norway                                  2.3%
-------------------------------------------------------------------
   8. Akzo Nobel Netherlands                                   2.3%
-------------------------------------------------------------------
   9. National Australia Bank  Australia                       2.3%
-------------------------------------------------------------------
  10. Banco Bilbao Vizcaya Spain                               2.2%
-------------------------------------------------------------------


GEOGRAPHIC ALLOCATION:        (% of total net assets)


United Kingdom                          15.8
Netherlands                             10.1
Switzerland                              8.7
Australia                                8.1
Sweden                                   7.3
Spain                                    7.1
France                                   6.6
Italy                                    5.6
Japan                                    5.2
Canada                                   5.1
New Zealand                              5.1
South Korea                              4.8
Argentina                                3.4
Norway                                   2.3


PERFORMANCE:

The following information illustrates the historical performance of the Preferred International Fund compared with the EAFE INDEX. The Europe, Australia & Far East Index contains over 1000 stocks from 20 different countries with Japan (approx. 40%), the United Kingdom, France and Germany being the most heavily weighted.

There are special risk considerations associated with foreign investing, including political and currency risks. (See "Risk Factors of Foreign Investments" in the current Prospectus.)

Note: Past performance is not necessarily indicative of future results. Investment return and principal value will fluctuate, so that, when redeemed, an investor's shares may be worth more or less than their original cost. The Preferred International Fund's inception date was July 1, 1992. This report will provide five- and ten-year performance history in the future as the Fund matures.

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. An investment fund must outperform its benchmark by the amount of its management fees and other expenses for its reported performance to match its benchmark.


CUMULATIVE TOTAL RETURN:

                               PAST      PAST      SINCE
                             6 MONTHS   1 YEAR  INCEPTION*


 Preferred International Fund   7.15%    17.14%    58.45%
 EAFE Index                     1.61%     6.36%    66.64%

* JULY 1, 1992


AVERAGE ANNUAL TOTAL RETURN:

                                 PAST           SINCE
                                1 YEAR       INCEPTION*


 Preferred International Fund    17.14%         10.77%
 EAFE Index                       6.36%         12.02%

* JULY 1, 1992


A $10,000 INVESTMENT SINCE INCEPTION:

            Preferred
          International    EAFE
              Fund        Index


  7/1/92      10000       10000
12/31/92       8419        9779
 6/30/93       9623       12072
12/31/93      11915       12999
 6/30/94      12189       14159
12/31/94      12305       14047
 6/30/95      13004       14433
12/31/95      13526       15668
 6/30/96      14787       16400
12/31/96      15845       16664


Investment Review

PREFERRED SMALL CAP FUND

INVESTMENT OBJECTIVE:

The Preferred Small Cap Fund seeks long-term capital appreciation through investments in companies with small equity capitalizations.

PORTFOLIO MANAGER PROFILE:

Portfolio Manager:  Todd M. Sheridan, CFA

Title:  Portfolio Manager, Caterpillar Investment Management Ltd. (CIML)

Last Five Years' Experience: Portfolio Manager at CIML since October 1992 with primary responsibility for managing a small cap index fund. Prior to that time, Todd held various positions within the Corporate Treasury Department of Caterpillar Inc. Todd has managed the Preferred Small Cap Fund since its inception on November 1, 1995.

Education:  B.S. - University of Illinois; Chartered Financial Analyst

DISCUSSION & ANALYSIS:

During the six-month period ended December 31, 1996, the Preferred Small Cap Fund returned 12.3%, compared to a 5.6% advance for the Russell 2000 Index. Since the inception of the Fund on November 1, 1995, the Fund has provided an annualized return of 22.4% against a gain of 20.8% for the benchmark.

The Fund's strong performance for the six-month period was primarily attributable to holdings of financial services and technology-related stocks. While portfolio holdings of banks and savings & loan institutions led the broad-based performance of stocks in the financial services sector, the Fund also experienced strong gains in holdings of insurance companies and investment banking firms. Fremont General Corp. (0.8% of net assets) and Alex Brown Inc., for example, returned 26% and 29%, respectively, during the six-month period.

Performance within the Fund's technology holdings was a little more concentrated. Most of the gains were attributable to a small number of holdings: Jabil Circuit advanced more than 200%; Inacom Corp. (1.2%) returned 113%; Chips & Technologies Inc. (1.0%) returned 87%; and Genrad (0.6%) returned 70%.

Other securities that contributed significantly to performance during the period include: Herman Miller Inc., which returned 86%; Hadco Corp (0.5%), which returned 127%; Herbalife International Inc. (0.8%), which returned 125%; and Ross Stores Inc. (1.3%), which returned 44%. Airline stocks had a negative impact on the Fund's performance over the past six months. America West Holding Corp. (0% - none held at 12/31/96) and Alaska Air Group Inc. (1.0%) saw the biggest declines in this sector as higher fuel costs cut into airline profitability.

In selecting securities for the Fund, we employ a disciplined process that combines a strong valuation component with the desire to pursue companies with consistent and growing earnings. Implementation of this strategy is intended to result in a portfolio that has approximately half of the price-earnings ratio of the Russell 2000 while still providing nearly the same long-term earnings growth rate. Using this process, we continue to find what we consider to be attractive opportunities for investment.

                                      - Caterpillar Investment Management Ltd.


TOP TEN HOLDINGS:                    (% of total net assets)


----------------------------------------------------------
   1. Jabil Circuit                                   1.8%
----------------------------------------------------------
   2. Alex Brown                                      1.7%
----------------------------------------------------------
   3. Resource Mortgage Capital                       1.7%
----------------------------------------------------------
   4. Herman Miller                                   1.6%
----------------------------------------------------------
   5. Capstead Mortgage                               1.6%
----------------------------------------------------------
   6. Stant                                           1.6%
----------------------------------------------------------
   7. Champion Enterprises                            1.5%
----------------------------------------------------------
   8. RMI Titanium                                    1.5%
----------------------------------------------------------
   9. Enhance Financial Services Group                1.3%
----------------------------------------------------------
  10. Continental Airlines                            1.3%
----------------------------------------------------------


PERFORMANCE:

The following information illustrates the historical performance of the Preferred Small Cap Fund compared with the RUSSELL 2000 INDEX. The Russell 2000 Index contains the 2000 smallest of the 3000 largest U.S. domiciled corporations, ranked by market capitalization.

Note: Securities of small-capitalization companies often trade less frequently and in more limited volume, and may be subject to greater price volatility than securities of larger, more established companies.

Note: Past performance is not necessarily indicative of future results. Investment return and principal value will fluctuate, so that, when redeemed, an investor's shares may be worth more or less than their original cost. The Preferred Small Cap Fund's inception date was November 1, 1995. This report will provide five- and ten-year performance history in the future as the Fund matures.

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. An investment fund must outperform its benchmark by the amount of its management fees and other expenses for its reported performance to match its benchmark.


CUMULATIVE TOTAL RETURN:

                                  PAST      PAST      SINCE
                                6 MONTHS   1 YEAR   INCEPTION*


 Preferred Small Cap Fund         12.31%+   20.44%+  26.53%+
 Russell 2000 Index               5.56%     16.50%   24.60%

* NOVEMBER 1, 1995
+ TOTAL RETURN WOULD HAVE BEEN LOWER IF A PORTION OF
  THE MANAGEMENT FEE (0.35%) HAD NOT BEEN WAIVED FOR
  THE PERIOD NOVEMBER 1, 1995 THROUGH OCTOBER 31, 1996.

AVERAGE ANNUAL TOTAL RETURN:

                                     PAST           SINCE
                                    1 YEAR       INCEPTION*


 Preferred Small Cap Fund           20.44%+       22.35%+
 Russell 2000 Index                 16.50%        20.75%

* NOVEMBER 1, 1995
+ TOTAL RETURN WOULD HAVE BEEN LOWER IF A PORTION OF
  THE MANAGEMENT FEE (0.35%) HAD NOT BEEN WAIVED FOR
  THE PERIOD NOVEMBER 1, 1995 THROUGH OCTOBER 31, 1996.

A $10,000 INVESTMENT SINCE INCEPTION:

           Preferred Small  Russell 2000
              Cap Fund       Index


 11/1/95        10000        10000
12/31/95        10506        10695
 6/30/96        11267        11804
12/31/96        12653        12460


Investment Review

PREFERRED ASSET ALLOCATION FUND

INVESTMENT OBJECTIVE:

The Preferred Asset Allocation Fund seeks both capital appreciation and current income by allocating its assets among stocks, bonds and high quality money market instruments.

PORTFOLIO MANAGER PROFILE:

Mellon Capital Management Corporation

Portfolio Manager:  Thomas B. Hazuka

Title:  Chief Investment Officer, Mellon Capital Management Corporation

Last Five Years' Experience: Portfolio Manager at Mellon Capital. Tom has been involved in the management of the Preferred Asset Allocation Fund since its inception on July 1, 1992.

Education:  B.S. - Stevens Institute of Technology;

MBA - University of Connecticut; Ph.D. - Stanford University


PanAgora Asset Management

Portfolio Manager:  Edgar E. Peters

Title: Director, Asset Allocation, and Chief Investment Strategist, PanAgora Asset Management

Last Five Years' Experience: Portfolio Manager at PanAgora Asset Management. Ed has been involved in the management of the Preferred Asset Allocation Fund since its inception on July 1, 1992.

Education:  B.S. - Montclair State College;

MBA - Rutgers University

DISCUSSION & ANALYSIS:

The Preferred Asset Allocation Fund had a total return of 9.6% for the six-month period ended December 31, 1996. By comparison, the Fund's blended benchmark, consisting of 65% - S&P 500 Index, 30% - Lehman Brothers Long-Term Treasury Index, and 5% - 90-Day Treasury Bills, returned 9.7%. This period has seen market sentiment move from uncertainty regarding the pace of economic growth to a belief that the economy was slowing. The period started with economic data pointing to a job market that had heated up considerably, portending a rise in inflation. As the quarter progressed, employment reports alternately indicated that labor market conditions had softened, then strengthened, and then softened again. With the economy slowing, inflation remaining in check and monetary policy on hold, both the stock and bond markets prospered during September, October and November. However, investor confidence was shaken early in December by comments from the Federal Reserve Chairman.

The Preferred Asset Allocation Fund started the six-month period with an asset mix of 57% stocks and 43% bonds and short-term. In mid-July the asset allocation models began to identify equities as the favored asset class. This recommendation strengthened in August as bond yields decreased initially. Therefore the actual fund mix shifted to 70/30 in mid-August. Nevertheless, as the markets fluctuated and bond yields again rose in late August, the asset allocation models recommended a shift back from 70/30 to 60/40. This signal continued into September as the rising equity market decreased the stock expected returns. As the bond market rallied during October and November, yields fell correspondingly. With these reduced yields, the asset allocation models began to signal a reallocation from bonds to equities. Hence, the asset mix of the fund was changed to an allocation of 70% stocks and 30% bonds and short-term in early December. The models continued to recommend a 70/30 mix through calendar year-end.

                                                 - Mellon Capital Management
                                                 - PanAgora Asset Management


PORTFOLIO ALLOCATION*:                             (% of portfolio)
-------------------------------------------------------------------
                              12/31/95       6/30/96       12/31/96
-------------------------------------------------------------------


   Stocks                        71            57             69
-------------------------------------------------------------------
   Bonds                         10            34             20
-------------------------------------------------------------------
   Short-Term                    19             9             11
   (maturities less than one year)
-------------------------------------------------------------------
*Adjusted for the effect of futures contracts


PERFORMANCE:

The following information illustrates the historical performance of the Preferred Asset Allocation Fund compared with a blended benchmark consisting of:
65% - S&P 500 INDEX; 30% - LEHMAN BROTHERS LONG-TERM TREASURY INDEX; AND 5% - 90-DAY TREASURY BILLS. The S&P 500 Index is the most common index for the overall U.S. stock market. It comprises 500 of the leading U.S. companies representing major industries. The Lehman Brothers Long-Term Treasury Index is a market weighted index of all publicly held Treasury issues with maturities greater than 10 years. The 90-Day Treasury Bill benchmark is a performance calculation using recently issued 90-Day Treasury Bills.

The Asset Allocation Fund has a blended benchmark to reflect its flexibility to invest in stocks, bonds and short term instruments.

Note: Past performance is not necessarily indicative of future results. Investment return and principal value will fluctuate, so that, when redeemed, an investor's shares may be worth more or less than their original cost. The Preferred Asset Allocation Fund's inception date was July 1, 1992. This report will provide five- and ten-year performance history in the future as the Fund matures.

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. An investment fund must outperform its benchmark by the amount of its management fees and other expenses for its reported performance to match its benchmark.


CUMULATIVE TOTAL RETURN:

                                     PAST      PAST      SINCE
                                   6 MONTHS   1 YEAR  INCEPTION*


 Preferred Asset Allocation Fund     9.63%    15.17%    76.85%
 65/30/5 Benchmark                   9.69%    13.70%    80.21%

* JULY 1, 1992


AVERAGE ANNUAL TOTAL RETURN:

                                        PAST           SINCE
                                       1 YEAR       INCEPTION*


 Preferred Asset Allocation Fund       15.17%         13.51%
 65/30/5 Benchmark                     13.70%         13.98%

* JULY 1, 1992


A $10,000 INVESTMENT SINCE INCEPTION:

          Preferred Asset   65/30/5
           Allocation Fund  Benchmark


  7/1/92       10000        10000
12/31/92       10731        10781
 6/30/93       11357        11523
12/31/93       11869        12057
 6/30/94       11212        11483
12/31/94       11563        11848
 6/30/95       13643        14057
12/31/95       15354        15849
 6/30/96       16132        16429
12/31/96       17685        18021


Investment Review

PREFERRED BALANCED FUND

INVESTMENT OBJECTIVE:

The Preferred Balanced Fund seeks total return through a combination of capital appreciation and current income. The Fund allocates its assets among stocks, bonds and money market instruments.

PORTFOLIO MANAGER PROFILE:

Portfolio Manager:  Bradley L. Goldberg, CFA

Title:  Director, Executive Vice President, Jennison Associates Capital Corp.

Last Five Years' Experience: Portfolio manager at Jennison Associates. Brad has managed the Preferred Balanced Fund since its inception on July 1, 1995. Prior to that, Brad was an equity and balanced portfolio manager and has been chairman of the Asset Allocation Committee at Jennison since 1980.

Education: B.S. - University of Illinois; MBA - New York University; Chartered Financial Analyst

DISCUSSION & ANALYSIS:

The six-month period ended December 31, 1996, continued the pattern of strong stock market gains with positive but relatively lackluster bond market returns. The S&P 500 Index was up 11.7%, while the Lehman Government/Corporate Bond Index was up 4.9%. During this period, the stock market experienced considerable volatility by starting the period quite weak but then staging a spectacular rally. The bond market had the opposite pattern of ending an otherwise strong period on a December sell-off.

For the six months ended December 31, 1996, the Preferred Balanced Fund returned 6.8%. This lagged the blended benchmark (55% - S&P 500 Index, 35% - Lehman Government/Corporate Bond Index, and 10% - 90-Day Treasury Bills), which returned 8.6%. The lower-than-benchmark performance is attributed primarily to a rather conservative asset allocation posture, which had less than the benchmark stock exposure and greater than the benchmark cash exposure throughout the second half of 1996. The Fund ended the period with 50% in stocks, 33% in bonds and 17% in cash. The Fund's relatively cautious stock weighting reflects Jennison's view that the stock market has entered a period of excessive optimism. From this level, the risks are elevated and a conservative asset allocation posture is warranted.

While concerned about overall market valuation, we do take comfort from the fact we expect the stocks in the Balanced Fund to show greater than S&P 500 Index earnings growth in 1997. These stocks are selling at a price-to-earnings ratio of only 13.5, as opposed to the S&P 500's price-to-earnings ratio of
16.8 (each based on estimated 1997 operating earnings). We will continue our strategy of focusing on stocks that we believe have good fundamentals but are reasonably priced in the market.

In the bond sector of the portfolio, we have maintained a very high quality and an all U.S. Treasury position. In our view, risk spreads in the corporate sector are inadequate to justify a movement away from Treasuries. Unlike stocks, we believe bonds potentially offer very attractive total returns. We are holding back on increasing our bond position because of short-term concerns that strength in the economy could postpone the eventual interest rate decline we are looking for.

                                                        - Jennison Associates

PERFORMANCE:

The following information illustrates the historical performance of the Preferred Balanced Fund compared to a blended benchmark consisting of:
55% - S&P 500 INDEX; 35% - LEHMAN GOVERNMENT/ CORPORATE BOND INDEX; AND 10% - 90-DAY TREASURY BILLS. The S&P 500 Index is the most common index for the overall U.S. stock market. The index comprises 500 of the leading U.S. companies representing major industries. The Lehman Brothers Government/Corporate Bond Index is an unmanaged list of publicly issued U.S. Treasury obligations, debt obligations of the U.S. Government and its agencies (excluding mortgage-backed securities), fixed rate, non-convertible, investment-grade corporate debt securities and U.S. dollar-denominated, SEC-registered non-convertible debt issued by foreign governmental entities or international agencies used as a general measure of the performance of fixed income securities. The 90-Day Treasury Bill benchmark is a performance calculation using recently issued 90-Day Treasury Bills.

Note: Past performance is not necessarily indicative of future results. Investment return and principal value will fluctuate, so that, when redeemed, an investor's shares may be worth more or less than their original cost. The Preferred Balanced Fund's inception date was July 1, 1995. This report will provide five- and ten- year performance history in the future as the Fund matures.

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. An investment fund must outperform its benchmark by the amount of its management fees and other expenses for its reported performance to match its benchmark.


CUMULATIVE TOTAL RETURN:

                                  PAST      PAST      SINCE
                                6 MONTHS   1 YEAR   INCEPTION*


 Preferred Balanced Fund          6.78%+    11.42%+  19.71%+
 55/35/10 Benchmark               8.65%     14.17%   26.14%

 * JULY 1, 1995
 + TOTAL RETURN WOULD HAVE BEEN LOWER IF THE MANAGER HAD NOT VOLUNTARILY
   UNDERTAKEN TO LIMIT EXPENSES TO 1.15% OF AVERAGE NET ASSETS.

AVERAGE ANNUAL TOTAL RETURN:

                                     PAST           SINCE
                                    1 YEAR       INCEPTION*


 Preferred Balanced Fund             11.42%+      12.74%+
 55/35/10 Benchmark                  14.17%       16.74%

 * JULY 1, 1995
 + TOTAL RETURN WOULD HAVE BEEN LOWER IF THE MANAGER HAD NOT VOLUNTARILY
   UNDERTAKEN TO LIMIT EXPENSES TO 1.15% OF AVERAGE NET ASSETS.

A $10,000 INVESTMENT SINCE INCEPTION:

            Preferred     55/35/10
          Balanced Fund   Benchmark


  7/1/95      10000        10000
12/31/95      10744        11049
 6/30/96      11211        11609
12/31/96      11971        12614


Investment Review

PREFERRED FIXED INCOME FUND

INVESTMENT OBJECTIVE:

The Preferred Fixed Income Fund seeks a high level of current income consistent with investment in a diversified portfolio of high quality debt securities.

PORTFOLIO MANAGER PROFILE:

Portfolio Manager:  Paul L. Zemsky, CFA

Title:  Managing Director, J. P. Morgan Investment Management Inc.

Last Five Years' Experience: Portfolio Manager at J. P. Morgan Investment. Paul has been involved in the management of the Preferred Fixed Income Fund since January 1, 1994.

Education: B.S., B.S.E.E. - University of Pennsylvania; Chartered Financial Analyst

DISCUSSION & ANALYSIS:

The Preferred Fixed Income Fund returned 5.0% for the six-month period ended December 31, 1996, matching the Salomon Brothers Broad Investment Grade Bond Index.

Amid signs of slowing growth, subdued inflation and an inactive Fed during the latter half of 1996, our longer-than-benchmark duration strategy had a positive impact on the Fund's performance. The Fund also attained positive investment results by maintaining overweighted positions in mortgage-backed securities and investment grade corporate securities while maintaining an underweighted position in U.S. Treasury securities throughout the entire year. The Fund's aggressive investment in mortgage-backed securities fueled relative returns as this sector was one of the market's best performers of 1996.

Recent figures have reinforced investor hopes that economic growth has slowed to a sustainable pace and that labor market tightness is not a problem. However, we continue to believe that evidence reconfirming labor cost pressures will focus the debate on how much weakness is ultimately necessary to slow the economy. We suspect that warning signs of impending inflation may accumulate sufficiently over the next few months to convince the Federal Reserve's less hawkish members to engineer a significant economic slowdown during 1997. The current level of monetary conditions suggests that higher interest rates (on either end of the yield curve) would be necessary to accomplish this.

Given this environment, we plan to maintain the Fund's duration at close to neutral in the short term, despite yields being above our long-term equilibrium assumption. We currently do not have an information advantage that compels us to assume a different posture. We also plan to maintain the Fund's current overweighted exposures to mortgage-backed securities and investment grade corporate securities.

                                         - J. P. Morgan Investment Management


PORTFOLIO STATISTICS:      (as of December 31, 1996)


--------------------------------------------------
  Portfolio Holdings                           111
--------------------------------------------------
  Average Maturity                      13.6 years
--------------------------------------------------
  Average Duration                       4.7 years
--------------------------------------------------
  Average Quality                              AAA
--------------------------------------------------
  Allocation (% of portfolio*):
--------------------------------------------------
     Treasury/Agency                           11%
--------------------------------------------------
     Corporates                                35%
--------------------------------------------------
     Mortgages/Asset Backed                    53%
--------------------------------------------------
     Short-Term                                 1%
      (maturities less than one year)
---------------------------------------------------
*Adjusted for the effect of futures contracts


PERFORMANCE:

The following information illustrates the historical performance of the Preferred Fixed Income Fund compared with the SALOMON BROTHERS BROAD INVESTMENT GRADE (BIG) INDEX. The Index contains 5,000 U.S. Treasury, Agency, Mortgage and Corporate Bonds. Credit quality must be investment grade (AAA-BBB by Standard & Poor's).

Note: Past performance is not necessarily indicative of future results. Investment return and principal value will fluctuate, so that, when redeemed, an investor's shares may be worth more or less than their original cost. The Preferred Fixed Income Fund's inception date was July 1, 1992. This report will provide five- and ten-year performance history in the future as the Fund matures.

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. An investment fund must outperform its benchmark by the amount of its management fees and other expenses for its reported performance to match its benchmark.


CUMULATIVE TOTAL RETURN:

                                  PAST      PAST      SINCE
                                6 MONTHS   1 YEAR  INCEPTION*


 Preferred Fixed Income Fund      5.00%     2.99%    36.60%
 Salomon Bros. BIG Index          4.95%     3.62%    37.17%

* JULY 1, 1992


AVERAGE ANNUAL TOTAL RETURN:

                               PAST           SINCE
                              1 YEAR       INCEPTION*


 Preferred Fixed Income Fund   2.99%          7.18%
 Salomon Bros. BIG Index       3.62%          7.28%

* JULY 1, 1992


A $10,000 INVESTMENT SINCE INCEPTION:

           Preferred Fixed   Salomon Bros.
             Income Fund       BIG Index


  7/1/92       10000            10000
12/31/92       10471            10461
 6/30/93       11259            11198
12/31/93       11549            11496
 6/30/94       11207            11065
12/31/94       11273            11169
 6/30/95       12494            12454
12/31/95       13264            13238
 6/30/96       13009            13071
12/31/96       13660            13717


Investment Review

PREFERRED SHORT-TERM GOVERNMENT SECURITIES FUND

INVESTMENT OBJECTIVE:

The Preferred Short-Term Government Securities Fund seeks high current income, consistent with preservation of capital, primarily through investment in U.S. Government Securities.

PORTFOLIO MANAGER PROFILE:

Portfolio Manager:  J. Steven Orr, CFA

Title: Senior Portfolio Manager, Caterpillar Investment Management Ltd. (CIML)

Last Five Years' Experience: Portfolio Manager at CIML since June 1993. Previously, he was a portfolio manager at U.S. Global Advisors. Effective July 1, 1995, Steve assumed responsibility for management of the Preferred Short-Term Government Securities Fund.

Education: B.A. - University of Texas; MBA - Southwest Texas State University; J.D. - St. Mary's University School of Law; Chartered Financial Analyst

DISCUSSION & ANALYSIS:

In the six-month period ended December 31, 1996, the Fund had a total return of 3.1%, compared with a 3.6% return for the Merrill Lynch 1-3 Year Treasury Index. Since inception, the Fund's average annual return is 4.7% versus 5.5% for the Merrill Lynch 1-3 Year Treasury Index.

In 1996 interest rates reflected investor fears of future inflation. For the first six months of the year, each Employment Report from the Bureau of Labor Statistics brought higher yields. The Fund outperformed its benchmark in the first half of 1996 as rates rose. As the employment situation moderated, the bond market responded with its only rally of the year, lasting from Labor Day through mid-November. During this time the Fund generally kept pace with its benchmark. For the year, the three-year Treasury's yield rose just over three-quarters of a point to close the year at 6.0%.

During this period the Fund pared its holdings of non-U.S. Government securities, replacing them with both U.S. agency securities and shorter average life mortgage-backed securities. The mortgage-backed securities purchased by the Fund to date have been pools of seasoned loans that have call protection features for the investor. The Fund does not purchase mortgage derivatives such as Interest Only or Principal Only REMIC securities. Late in the year the Fund was rated by Fitch Investor Services for credit quality and interest rate sensitivity. The Fund received the highest ratings possible, AAA and V-1, respectively.

At the threshold of 1997, the economy is sound but running near full capacity. Bond market participants cling to the belief that economic growth will generate price inflation. We believe the connection between the two is questionable at best. However, we will continue our defensive posture and expect rates to rise in the near term.

                                      - Caterpillar Investment Management Ltd.


PORTFOLIO STATISTICS:      (as of December 31, 1996)


--------------------------------------------------
  Portfolio Holdings                            23
--------------------------------------------------
  Average Maturity                       2.5 years
--------------------------------------------------
  Average Duration                       1.6 years
--------------------------------------------------


PERFORMANCE:

The following information illustrates the historical performance of the Preferred Short-Term Government Securities Fund compared with the
MERRILL LYNCH 1-3 YEAR TREASURY INDEX. The Index comprises primarily U.S. Treasury Notes and Bonds with remaining maturities of one to three years.

Note: Past performance is not necessarily indicative of future results. Investment return and principal value will fluctuate, so that, when redeemed, an investor's shares may be worth more or less than their original cost. The Preferred Short-Term Government Securities Fund's inception date was July 1, 1992. This report will provide five- and ten-year performance history in the future as the Fund matures.

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. An investment fund must outperform its benchmark by the amount of its management fees and other expenses for its reported performance to match its benchmark.


CUMULATIVE TOTAL RETURN:

                             PAST      PAST      SINCE
                           6 MONTHS   1 YEAR  INCEPTION*


 Preferred Short-Term
 Government Securities Fund  3.13%     4.71%    22.87%
 ML 1-3 Yr. Treasury Index   3.58%     4.98%    27.44%

* JULY 1, 1992


AVERAGE ANNUAL TOTAL RETURN:

                               PAST           SINCE
                              1 YEAR       INCEPTION*


 Preferred Short-Term
 Government Securities Fund    4.71%          4.68%
 ML 1-3 Yr. Treasury Index     4.98%          5.54%

* JULY 1, 1992


A $10,000 INVESTMENT SINCE INCEPTION:

        Preferred Short-Term    ML 1-3 Yr.
           Gov't. Sec. Fund    Treasury Index


  7/1/92       10000             10000
12/31/92       10261             10317
 6/30/93       10632             10658
12/31/93       10833             10875
 6/30/94       10723             10830
12/31/94       10757             10938
 6/30/95       11336             11666
12/31/95       11735             12140
 6/30/96       11914             12303
12/31/96       12287             12744


Investment Review

PREFERRED MONEY MARKET FUND

INVESTMENT OBJECTIVE:

The Preferred Money Market Fund seeks the maximum current income believed to be consistent with preservation of capital and maintenance of liquidity by investing in a portfolio of short-term, fixed income instruments.

PORTFOLIO MANAGER PROFILE:

Portfolio Manager:  Robert R. "Skip" Johnson

Title:  Vice President, J. P. Morgan Investment Management Inc.

Last Five Years' Experience: Portfolio Manager at J. P. Morgan Investment. Skip has been involved with the management of the Preferred Money Market Fund since its inception on July 1, 1992.

Education:  B.A. - Dartmouth College

DISCUSSION & ANALYSIS:

The Preferred Money Market Fund returned 2.6%

for the six-month period ended December 31, 1996, compared with a return of 2.4% for the Donoghue's Taxable Money Market Fund Average.

During the third quarter, mixed economic data showing strong employment growth, combined with benign consumer and producer inflation figures, prompted yields on maturities one year and longer to remain unchanged and shorter-term yields to fall. However, an environment of slowing growth and subdued inflation during the fourth quarter decreased Treasury yields on instruments one year and longer while causing shorter-term yields to rise.

Concerns over a continued rise in interest rates pointed to a shorter average life strategy during the third quarter. However, as expectations of Fed tightening decreased, the Fund extended its average life during October and has essentially maintained its position around the 50-60 day level. The Fund enhanced yield by taking advantage of higher yields offered by floating rate notes, commercial paper and agency sectors at the expense of short-term Treasuries. In addition, the Fund enhanced returns by making tactical allocations in Japanese bank commercial paper.

Recent figures have reinforced investor hopes that economic growth has slowed to a sustainable pace and that labor market tightness is not a problem. However, we continue to believe that evidence reconfirming labor cost pressures will focus the debate on how much weakness is ultimately necessary to slow the economy. We suspect that warning signs of impending inflation may accumulate sufficiently over the next few months to convince the Federal Reserve's less hawkish members to engineer a significant economic slowdown during 1997. The current level of monetary conditions suggests that higher interest rates (on either end of the yield curve) would be necessary to accomplish this.

We will continue to search for attractively priced floating rate notes and commercial paper while reducing short-term Treasuries as we anticipate that the higher yielding sectors will continue to look attractive on a relative yield basis. We plan to maintain the Fund's average life range between 50 and 60 days.

                                         - J. P. Morgan Investment Management

An investment in the Money Market Fund is neither insured nor guaranteed by the U.S. Government, and there can be no assurance that the Fund will be able to maintain a stable Net Asset Value of $1.00 per share.

PERFORMANCE:

The following information illustrates the historical performance of the Preferred Money Market Fund compared to DONOGHUE'S TAXABLE MONEY MARKET FUND AVERAGE. This benchmark is used for taxable money market funds.

Note: Past performance is not necessarily indicative of future results. Investment return and principal value will fluctuate, so that, when redeemed, an investor's shares may be worth more or less than their original cost. The Preferred Money Market Fund's inception date was July 1, 1992. This report will provide five- and ten-year performance history in the future as the Fund matures.

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. An investment fund must outperform its benchmark by the amount of its management fees and other expenses for its reported performance to match its benchmark.


CUMULATIVE TOTAL RETURN:

                                 PAST      PAST      SINCE
                               6 MONTHS   1 YEAR   INCEPTION*


 Preferred Money Market Fund      2.56%    5.07%     20.18%+
 Donoghue's Taxable Money
 Market Fund Average              2.43%    4.93%     19.74%

* JULY 1, 1992
+ TOTAL RETURN WOULD HAVE BEEN LOWER IF A PORTION OF
  THE MANAGEMENT FEE (0.15%) HAD NOT BEEN WAIVED FOR
  THE PERIOD JANUARY 1, 1993 THROUGH OCTOBER 31, 1995.

AVERAGE ANNUAL TOTAL RETURN:

                                   PAST           SINCE
                                  1 YEAR       INCEPTION*


 Preferred Money Market Fund        5.07%         4.18%+
 Donoghue's Taxable Money
 Market Fund Average                4.93%         4.09%

* JULY 1, 1992
+ TOTAL RETURN WOULD HAVE BEEN LOWER IF A PORTION OF
  THE MANAGEMENT FEE (0.15%) HAD NOT BEEN WAIVED FOR
  THE PERIOD JANUARY 1, 1993 THROUGH OCTOBER 31, 1995.

A $10,000 INVESTMENT SINCE INCEPTION:

            Preferred Money    Donoghue's Taxable Money
              Market Fund        Market Fund Average


  7/1/92        10000                10000
12/31/92        10140                10148
 6/30/93        10271                10284
12/31/93        10406                10422
 6/30/94        10569                10583
12/31/94        10814                10813
 6/30/95        11126                11113
12/31/95        11438                11407
 6/30/96        11719                11690
12/31/96        12018                11974


December 31, 1996 (unaudited)

Statements of Assets & Liabilities

December 31, 1996 (unaudited)

                                                    Growth           Value          International


Assets
Investments at value .........................   $ 377,515,901    $ 278,838,740    $ 201,303,496
Short-term obligations at amortized cost .....       2,081,000       25,103,335        6,153,000
Cash .........................................                                             1,737
Foreign currency holdings at value ...........                                         1,167,368
Receivable for investments sold ..............         519,301                           155,419
Receivable for fund shares sold ..............       2,221,541        1,199,630          620,868
Dividends and interest receivable ............         213,042          198,759        2,295,582
Prepaid expenses and other assets ............          19,467           16,098            9,174
                                                  ------------     ------------     ------------
     Total assets ............................     382,570,252      305,356,562      211,706,644
                                                  ------------     ------------     ------------
Liabilities
Payable for investments purchased ............         401,109
Payable for fund shares redeemed .............           1,000                             2,110
Payable for variation margin
Payable for distributions ....................                                                52
Accrued:
   Management fees ...........................         244,541          192,942          165,842
   Audit fees ................................          21,201           16,611           21,479
   Custodian fees ............................          21,371           18,259           39,900
   Legal fees ................................          23,005           14,434           10,848
   Trustees' fees ............................           1,420              299              341
   Transfer agent fees .......................          20,283           13,372           12,226
   Other fees ................................           3,505              172
                                                  ------------     ------------     ------------
        Total liabilities ....................         737,435          256,089          252,798
                                                  ------------     ------------     ------------
Net assets ...................................   $ 381,832,817    $ 305,100,473    $ 211,453,846
                                                  ------------     ------------     ------------
Shares of beneficial interest outstanding ....      22,157,132       16,935,913       15,001,651
                                                  ------------     ------------     ------------
Offering and redemption price per share ......   $       17.23    $       18.02    $       14.10
                                                  ------------     ------------     ------------
Composition of Net Assets
Paid-in capital ..............................   $ 264,185,095    $ 190,569,957    $ 177,268,004
Undistributed (Distribution in excess of)
   net investment income .....................        (492,540)          23,658            1,285
Accumulated net realized gains (losses) on
   investments, futures and foreign currency .      10,961,654       (5,893,493)         412,425
Net unrealized appreciation (depreciation) on:
   Investments ...............................     107,178,608      120,400,351       33,725,479
   Futures
   Foreign denominated other assets,
      liabilities & currency .................                                            46,653
                                                  ------------     ------------     ------------
                                                 $ 381,832,817    $ 305,100,473    $ 211,453,846
                                                  ------------     ------------     ------------
Investments and short-term obligations at cost   $ 272,418,293    $ 183,541,724    $ 173,731,017
Foreign currency holdings at cost ............                                         1,164,324


December 31, 1996 (unaudited)                                         Asset          Balanced
                                                     Small Cap      Allocation

Assets
Investments at value .........................   $  67,914,118    $  77,527,759   $  35,990,101
Short-term obligations at amortized cost .....       1,247,490       29,133,575       6,893,000
Cash .........................................                            2,396           4,558
Foreign currency holdings at value
Receivable for investments sold ..............                                          269,921
Receivable for fund shares sold ..............         217,423          637,888           8,927
Dividends and interest receivable ............          94,066          654,233         272,378
Prepaid expenses and other assets ............           7,157            9,620           2,167
                                                  ------------     ------------     ------------
     Total assets ............................      69,480,254      107,965,471      43,441,052
                                                  ------------     ------------     ------------
Liabilities
Payable for investments purchased ............                          454,350
Payable for fund shares redeemed
Payable for variation margin .................                          401,400
Payable for distributions ....................                            1,310          24,444
Accrued:
   Management fees ...........................          42,875           63,470          27,645
   Audit fees ................................          15,148           19,544          11,537
   Custodian fees ............................           8,208           34,499           2,697
   Legal fees ................................           3,252            5,191           1,310
   Trustees' fees ............................             179              189
   Transfer agent fees .......................           2,362            8,551           2,510
   Other fees ................................                                               95
                                                  ------------     ------------     ------------
        Total liabilities ....................          72,024          988,504          70,238
                                                  ------------     ------------     ------------
Net assets ...................................   $  69,408,230    $ 106,976,967   $  43,370,814
                                                  ------------     ------------     ------------
Shares of beneficial interest outstanding ....       5,573,536        8,000,143       3,899,863
                                                  ------------     ------------     ------------
Offering and redemption price per share ......   $       12.45    $       13.37   $       11.12
                                                  ------------     ------------     ------------
Composition of Net Assets
Paid-in capital ..............................   $  58,118,495    $  87,108,546   $  40,103,806
Undistributed (Distribution in excess of)

   net investment income .....................         281,759                              763
Accumulated net realized gains (losses) on
   investments, futures and foreign currency .        (180,633)          81,861         390,970
Net unrealized appreciation (depreciation) on:
   Investments ...............................      11,188,609       19,136,181       2,875,275
   Futures ...................................                          650,379
   Foreign denominated other assets,
      liabilities & currency
                                                  ------------     ------------     ------------
                                                 $  69,408,230    $ 106,976,967   $  43,370,814
                                                  ------------     ------------     ------------
Investments and short-term obligations at cost   $  57,972,999    $  87,525,153   $  40,007,826
Foreign currency holdings at cost.............


December 31, 1996 (unaudited)                         Fixed           Short-Term        Money
                                                      Income          Government        Market


Assets
Investments at value .........................   $ 125,773,111    $  47,538,699
Short-term obligations at amortized cost .....       4,243,798        5,694,212    $  98,850,557
Cash .........................................          10,312                             3,948
Foreign currency holdings at value
Receivable for investments sold ..............         605,251
Receivable for fund shares sold ..............         133,632           91,474          105,379
Dividends and interest receivable ............       1,306,936          661,827          560,126
Prepaid expenses and other assets ............           6,086           21,688           10,943
                                                  ------------     ------------     ------------
     Total assets ............................     132,079,126       54,007,900       99,530,953
                                                  ------------     ------------     ------------
Liabilities
Payable for investments purchased ............         594,245
Payable for fund shares redeemed .............          16,645                            26,000
Payable for variation margin .................           4,844
Payable for distributions ....................             753              122
Accrued:
   Management fees ...........................          55,773           16,011           25,950
   Audit fees ................................          15,380           17,911           12,183
   Custodian fees ............................          11,712            6,898           12,272
   Legal fees ................................           6,569            1,764            4,883
   Trustees' fees ............................             511              190              217
   Transfer agent fees .......................           8,417            3,117            6,801
   Other fees ................................             279
                                                  ------------     ------------     ------------
        Total liabilities ....................         715,128           46,013           88,306
                                                  ------------     ------------     ------------
Net assets ...................................   $ 131,363,998    $  53,961,887    $  99,442,647
                                                  ------------     ------------     ------------
Shares of beneficial interest outstanding ....      12,828,003        5,504,729       99,442,647
                                                  ------------     ------------     ------------
Offering and redemption price per share ......   $       10.24    $        9.80    $        1.00
                                                  ------------     ------------     ------------
Composition of Net Assets
Paid-in capital ..............................   $ 129,664,555    $  54,707,516    $  99,442,647
Undistributed (Distribution in excess of)
   net investment income
Accumulated net realized gains (losses) on
   investments, futures and foreign currency .         652,899         (720,544)
Net unrealized appreciation (depreciation) on:
   Investments ...............................       1,094,558          (25,085)
   Futures ...................................         (14,064)
   Foreign denominated other assets,
      liabilities & currency .................         (33,950)
                                                  ------------     ------------     ------------
                                                 $ 131,363,998    $  53,961,887    $  99,442,647
                                                  ------------     ------------     ------------
Investments and short-term obligations at cost   $ 128,922,351    $  53,257,996    $  98,850,557
                                                  ------------     ------------     ------------
Foreign currency holdings at cost.............

See notes to financial statements


December 31, 1996 (unaudited)

Statements of Operations

Six Month Period Ended
December 31, 1996 (Unaudited)                                                    Growth            Value       International


Investment Income
Dividends .................................................................   $  1,105,341    $  2,141,675    $  4,395,375
Interest ..................................................................         68,076         714,812         418,381
                                                                              ------------    ------------    ------------
                                                                                 1,173,417       2,856,487       4,813,756
Less foreign taxes withheld at source .....................................        (20,776)                      (342,407)
                                                                              ------------    ------------    ------------
   Total income ...........................................................      1,152,641       2,856,487       4,471,349
                                                                              ------------    ------------    ------------
Expenses
Management fees ...........................................................      1,443,445       1,065,894         928,105
Audit fees ................................................................         18,148          15,376          17,770
Custodian fees ............................................................         60,494          41,842         175,134
Registration fees .........................................................         12,980          10,082          11,468
Legal fees ................................................................         23,739          17,086          11,693
Trustees' fees ............................................................          7,184           6,050           3,906
Transfer agent fees .......................................................         55,038          41,962          39,694
Insurance fees ............................................................          7,688           5,546           3,151
Other expenses ............................................................         16,465          12,283           7,742
                                                                              ------------    ------------    ------------
   Total expenses before waiver or reimbursement ..........................      1,645,181       1,216,121       1,198,663
                                                                              ------------    ------------    ------------

Expenses waived or borne by advisor (Note 2)
                                                                              ------------    ------------    ------------
      Net investment income (loss) ........................................       (492,540)      1,640,366       3,272,686
                                                                              ------------    ------------    ------------
Net Realized and Unrealized Gain (Loss) on Investments, Futures and Foreign
Currency
Net realized gain (loss) on:
   Investments ............................................................     30,794,783      (3,675,355)      1,802,911
   Futures
   Foreign denominated other assets,
       liabilities and currency ...........................................                                       (140,361)

Change in net unrealized appreciation
   (depreciation) on:
   Investments ............................................................         40,740      36,480,678      10,384,949
   Futures
   Foreign denominated other assets,
      liabilities & currency ..............................................                                         51,716
                                                                              ------------    ------------    ------------
           Net gain .......................................................     30,835,523      32,805,323      12,099,215
                                                                              ------------    ------------    ------------

Net increase in net assets
   resulting from operations ..............................................   $ 30,342,983    $ 34,445,689    $ 15,371,901
                                                                              ------------    ------------    ------------


Six Month Period Ended                                                                           Asset          Balanced
December 31, 1996 (Unaudited)                                                  Small Cap      Allocation

Investment Income
Dividends .................................................................   $   468,527    $   517,814    $   180,508
Interest ..................................................................        49,831      1,651,404        554,478
                                                                             ------------   ------------   ------------
                                                                                  518,358      2,169,218        734,986
Less foreign taxes withheld at source .....................................                       (2,628)          (716)
                                                                             ------------   ------------   ------------
   Total income ...........................................................       518,358      2,166,590        734,270
                                                                             ------------   ------------   ------------
Expenses
Management fees ...........................................................       230,215        354,030        137,565
Audit fees ................................................................        12,856         16,635         14,115
Custodian fees ............................................................        36,295         92,252         19,263
Registration fees .........................................................         6,301          7,814         10,459
Legal fees ................................................................         3,830          6,401          1,562
Trustees' fees ............................................................         1,387          2,142            819
Transfer agent fees .......................................................        11,441         29,485         11,189
Insurance fees ............................................................         1,008          2,017            252
Other expenses ............................................................         2,395          4,339          1,715
                                                                             ------------   ------------   ------------
   Total expenses before waiver or reimbursement ..........................       305,728        515,115        196,939
                                                                             ------------   ------------   ------------

Expenses waived or borne by advisor (Note 2) ..............................       (69,005)                       (5,876)
                                                                             ------------   ------------   ------------
      Net investment income (loss) ........................................       281,635      1,651,475        543,207
                                                                             ------------   ------------   ------------
Net Realized and Unrealized Gain (Loss) on Investments, Futures and Foreign
Currency
Net realized gain (loss) on:
   Investments ............................................................      (179,854)       646,154        904,653
   Futures ................................................................                    1,324,405
   Foreign denominated other assets,
       liabilities and currency

Change in net unrealized appreciation (depreciation) on:
   Investments ............................................................     8,589,219      5,190,693      2,681,176
   Futures ................................................................                      362,972
   Foreign denominated other assets,
      liabilities & currency
                                                                             ------------   ------------   ------------
           Net gain .......................................................     8,409,365      7,524,224      3,585,829
                                                                             ------------   ------------   ------------

Net increase in net assets
   resulting from operations ..............................................   $ 8,691,000    $ 9,175,699    $ 4,129,036
                                                                             ------------   ------------   ------------


Six Month Period Ended                                                          Fixed          Short-Term      Money
December 31, 1996 (Unaudited)                                                   Income         Government      Market

Investment Income
Dividends
Interest ..................................................................   $ 4,432,631    $ 1,587,637   $ 2,570,040
                                                                             ------------   ------------  ------------
                                                                                4,432,631      1,587,637     2,570,040
Less foreign taxes withheld at source
                                                                             ------------   ------------  ------------
   Total income ...........................................................     4,432,631      1,587,637     2,570,040
                                                                             ------------   ------------  ------------
Expenses
Management fees ...........................................................       386,353         93,625       140,386
Audit fees ................................................................        14,997         16,131        12,855
Custodian fees ............................................................        46,564         22,181        30,750
Registration fees .........................................................        12,098          8,570         8,191
Legal fees ................................................................         8,165          3,704         5,973
Trustees' fees ............................................................         2,521          1,008         2,017
Transfer agent fees .......................................................        29,868         14,466        24,828
Insurance fees ............................................................         2,772          1,008         1,512
Other expenses ............................................................         7,540          4,528         4,186
                                                                             ------------   ------------  ------------
   Total expenses before waiver or reimbursement ..........................       510,878        165,221       230,698
                                                                             ------------   ------------  ------------

Expenses waived or borne by advisor (Note 2)
                                                                             ------------   ------------  ------------
      Net investment income (loss) ........................................     3,921,753      1,422,416     2,339,342
                                                                             ------------   ------------  ------------
Net Realized and Unrealized Gain (Loss) on Investments, Futures and Foreign
Currency
Net realized gain (loss) on:
   Investments ............................................................       816,567            328
   Futures ................................................................       171,073
   Foreign denominated other assets,
       liabilities and currency ...........................................        23,070

Change in net unrealized appreciation
   (depreciation) on:
   Investments ............................................................     1,631,539        245,760
   Futures ................................................................       (27,739)
   Foreign denominated other assets,
      liabilities & currency ..............................................       (33,950)
                                                                             ------------   ------------  ------------
           Net gain .......................................................     2,580,560        246,088
                                                                             ------------   ------------  ------------

Net increase in net assets
   resulting from operations ..............................................   $ 6,502,313    $ 1,668,504   $ 2,339,342
                                                                             ------------   ------------  ------------

See notes to financial statements


December 31, 1996 (unaudited)

Statement of Changes in Net Assets

                                                                        GROWTH                              VALUE

                                                               Period+             Year           Period+          Year
                                                                Ended              Ended           Ended           Ended
                                                               12/31/96           6/30/96        12/31/96         6/30/96


Increase (decrease) in net assets
Operations:
Net investment income (loss) ...........................   ($    492,540)   ($    656,447)   $   1,640,366    $   2,961,886
Net realized gain (loss) on:
    Investments ........................................      30,794,783       45,847,473       (3,675,355)      11,101,033
    Futures.............................................
    Foreign denominated other assets,
          liabilities & currency
Change in net unrealized appreciation (depreciation) on:
     Investments .......................................          40,740       13,169,169       36,480,678       37,625,337
     Futures............................................
     Foreign denominated other assets,
          liabilities & currency
                                                            ------------     ------------     ------------     ------------
               Net increase in net assets
               resulting from operations ...............      30,342,983       58,360,195       34,445,689       51,688,256
                                                            ------------     ------------     ------------     ------------
Distributions to shareholders from:
     Net investment income .............................                         (171,060)      (3,256,687)      (3,049,939)
     In excess of net investment income
     Net realized gains ................................     (54,170,251)     (12,083,363)      (9,697,504)      (4,345,798)
                                                            ------------     ------------     ------------     ------------
                                                             (54,170,251)     (12,254,423)     (12,954,191)      (7,395,737)
                                                            ------------     ------------     ------------     ------------
Fund share transactions:
     Receipts for shares sold ..........................      42,116,003      135,580,181       55,329,159       82,411,934
     Value of distributions reinvested .................      53,877,323       12,181,842       12,907,130        7,390,214
     Cost of shares redeemed ...........................    (102,021,387)    (156,772,349)     (52,209,007)     (79,191,337)
                                                            ------------     ------------     ------------     ------------
          Net increase (decrease) in net assets
          from fund share transactions .................      (6,028,061)      (9,010,326)      16,027,282       10,610,811
                                                            ------------     ------------     ------------     ------------
                Total increase  (decrease) .............     (29,855,329)      37,095,446       37,518,780       54,903,330

Net assets
     Beginning of period ...............................     411,688,146      374,592,700      267,581,693      212,678,363
                                                            ------------     ------------     ------------     ------------
     End of period .....................................   $ 381,832,817    $ 411,688,146    $ 305,100,473    $ 267,581,693
                                                            ------------     ------------     ------------     ------------
     Undistributed (distribution in excess of)
        net investment income at end of period .........   ($    492,540)                    $      23,658    $   1,639,979
                                                            ------------     ------------     ------------     ------------

Number of fund shares
     Sold ..............................................       2,250,134        7,749,419        3,134,872        5,426,357
     Issued for distributions reinvested ...............       3,096,398          720,817          708,405          496,321
     Redeemed ..........................................      (5,421,201)      (8,758,721)      (2,975,501)      (5,241,207)
                                                            ------------     ------------     ------------     ------------
       Net increase (decrease) in shares outstanding ...         (74,669)        (288,485)         867,776          681,471
Outstanding at:
     Beginning of period ...............................      22,231,801       22,520,286       16,068,137       15,386,666
                                                            ------------     ------------     ------------     ------------
     End of period .....................................      22,157,132       22,231,801       16,935,913       16,068,137
                                                            ------------     ------------     ------------     ------------


December 31, 1996 (unaudited)

                                                                INTERNATIONAL                          SMALL CAP

                                                           Period+            Year              Period+         Period++
                                                            Ended             Ended             Ended            Ended
                                                           12/31/96          6/30/96           12/31/96         6/30/96


Increase (decrease) in net assets
Operations:
Net investment income (loss) .......................   $   3,272,686    $   2,255,455    $     281,635    $     175,243
Net realized gain (loss) on:
    Investments ....................................       1,802,911        6,002,869         (179,854)         872,024
    Futures.........................................
    Foreign denominated other assets,
          liabilities & currency ...................        (140,361)        (142,034)
Change in net unrealized appreciation
  (depreciation) on:
     Investments ...................................      10,384,949       10,137,240        8,589,219        2,599,390
     Futures........................................
     Foreign denominated other assets,
          liabilities & currency ...................          51,716          (11,109)
                                                        ------------     ------------     ------------     ------------
               Net increase in net assets
               resulting from operations ...........      15,371,901       18,242,421        8,691,000        3,646,657
                                                        ------------     ------------     ------------     ------------
Distributions to shareholders from:
     Net investment income .........................      (5,001,023)      (1,800,796)        (138,649)         (40,000)
     In excess of net investment income
     Net realized gains ............................      (3,628,376)        (126,594)        (872,803)
                                                        ------------     ------------     ------------     ------------
                                                          (8,629,399)      (1,927,390)      (1,011,452)         (40,000)
                                                        ------------     ------------     ------------     ------------
Fund share transactions:
     Receipts for shares sold ......................      62,697,334       68,424,541       24,208,003       45,871,596
     Value of distributions reinvested .............       8,602,352        1,924,529        1,011,701           40,000
     Cost of shares redeemed .......................     (24,215,751)     (47,252,730)      (9,183,734)      (3,825,541)
                                                        ------------     ------------     ------------     ------------
          Net increase (decrease) in net assets
          from fund share transactions .............      47,083,935       23,096,340       16,035,970       42,086,055
                                                        ------------     ------------     ------------     ------------
                Total increase  (decrease) .........      53,826,437       39,411,371       23,715,518       45,692,712

Net assets
     Beginning of period ...........................     157,627,409      118,216,038       45,692,712             --
                                                        ------------     ------------     ------------     ------------
     End of period .................................   $ 211,453,846    $ 157,627,409    $  69,408,230    $  45,692,712
                                                        ------------     ------------     ------------     ------------
     Undistributed (distribution in excess of)
        net investment income at end of period .....   $       1,285    $   1,729,622    $     281,759    $     138,773
                                                        ------------     ------------     ------------     ------------

Number of fund shares
     Sold ..........................................       4,640,762        5,347,892        2,225,797        4,408,434
     Issued for distributions reinvested ...........         618,874          153,348           81,985            3,842
     Redeemed ......................................      (1,746,692)      (3,673,667)        (796,622)        (349,900)
                                                        ------------     ------------     ------------     ------------
       Net increase (decrease) in shares outstanding       3,512,944        1,827,573        1,511,160        4,062,376
Outstanding at:
     Beginning of period ...........................      11,488,707        9,661,134        4,062,376             --
                                                        ------------     ------------     ------------     ------------
     End of period .................................      15,001,651       11,488,707        5,573,536        4,062,376
                                                        ------------     ------------     ------------     ------------


December 31, 1996 (unaudited)

                                                                 ASSET ALLOCATION

                                                              Period+            Year
                                                               Ended             Ended
                                                              12/31/96          6/30/96

Increase (decrease) in net assets


Operations:
Net investment income (loss) ...........................   $   1,651,475    $   2,818,557
Net realized gain (loss) on:
    Investments ........................................         646,154        3,533,395
    Futures ............................................       1,324,405        3,047,390
    Foreign denominated other assets,
          liabilities & currency
Change in net unrealized appreciation (depreciation) on:
     Investments .......................................       5,190,693        4,847,237
     Futures ...........................................         362,972         (168,975)
     Foreign denominated other assets,
          liabilities & currency
                                                            ------------    -------------
               Net increase in net assets
               resulting from operations ...............       9,175,699       14,077,604
                                                            ------------    -------------
Distributions to shareholders from:
     Net investment income .............................      (1,651,475)      (2,806,264)
     In excess of net investment income
     Net realized gains ................................      (4,019,339)      (5,044,890)
                                                            ------------    -------------
                                                              (5,670,814)      (7,851,154)
                                                            ------------    -------------

Fund share transactions:
     Receipts for shares sold ..........................      12,285,280       29,687,309
     Value of distributions reinvested .................       5,666,658        7,845,238
     Cost of shares redeemed ...........................     (11,369,204)     (24,614,667)
                                                            ------------    -------------
          Net increase (decrease) in net assets
          from fund share transactions .................       6,582,734       12,917,880
                                                            ------------    -------------
                Total increase  (decrease) .............      10,087,619       19,144,330
Net assets
     Beginning of period ...............................      96,889,348       77,745,018
                                                            ------------    -------------
     End of period .....................................   $ 106,976,967    $  96,889,348
                                                            ------------    -------------
     Undistributed (distribution in excess of)
        net investment income at end of period..........
                                                            ------------    -------------

Number of fund shares
     Sold ..............................................         926,643        2,326,968
     Issued for distributions reinvested ...............         417,200          623,923
     Redeemed ..........................................        (863,867)      (1,923,331)
                                                            ------------    -------------
       Net increase (decrease) in shares outstanding ...         479,976        1,027,560
Outstanding at:
     Beginning of period ...............................       7,520,167        6,492,607
                                                            ------------    -------------
     End of period .....................................       8,000,143        7,520,167
                                                            ------------    -------------

  +Unaudited six-month period ended December 31, 1996.
 ++Eight-month period ended June 30, 1996 (Commenced investment operations on November 1, 1995).

See notes to financial statements


December 31, 1996 (unaudited)

Statements of Changes in Net Assets

                                                                    BALANCED                        FIXED INCOME

                                                             Period+            Year          Period+           Year
                                                              Ended             Ended          Ended            Ended
                                                            12/31/96           6/30/96        12/31/96         6/30/96


Increase (decrease) in net assets
Operations:
Net investment income (loss) .......................   $     543,207    $      98,638    $   3,921,753    $   4,053,370
Net realized gain (loss) on:
    Investments ....................................         904,653          100,697          816,567          797,650
    Futures ........................................                                           171,073           23,252
    Foreign denominated other assets,
          liabilities & currency ...................                                            23,070
Change in net unrealized appreciation
  (depreciation) on:
     Investments ...................................       2,681,176          194,099        1,631,539       (2,116,758)
     Futures .......................................                                           (27,739)          13,675
     Foreign denominated other assets,
          liabilities & currency ...................                                           (33,950)
                                                       -------------     ------------    -------------     ------------
               Net increase in net assets
               resulting from operations ...........       4,129,036          393,434        6,502,313        2,771,189
                                                       -------------     ------------    -------------     ------------
Distributions to shareholders from:
     Net investment income .........................        (542,444)         (98,638)      (3,921,753)      (4,053,370)
     In excess of net investment income ............                          (46,028)
     Net realized gains ............................        (584,308)         (30,072)        (463,056)        (317,329)
                                                       -------------     ------------    -------------     ------------
                                                          (1,126,752)        (174,738)      (4,384,809)      (4,370,699)
                                                       -------------     ------------    -------------     ------------
Fund share transactions:
     Receipts for shares sold ......................      37,218,863        4,026,951       23,345,536       65,353,092
     Value of distributions reinvested .............       1,037,882           22,047        4,378,307        4,352,562
     Cost of shares redeemed .......................      (1,894,208)        (261,701)      (9,661,841)     (14,833,551)
                                                       -------------     ------------    -------------     ------------
          Net increase (decrease) in net assets
          from fund share transactions .............      36,362,537        3,787,297       18,062,002       54,872,103
                                                       -------------     ------------    -------------     ------------
                Total increase (decrease) ..........      39,364,821        4,005,993       20,179,506       53,272,593
Net assets
     Beginning of period ...........................       4,005,993             --        111,184,492       57,911,899
                                                       -------------     ------------    -------------     ------------
     End of period .................................   $  43,370,814    $   4,005,993    $ 131,363,998    $ 111,184,492
                                                       -------------     ------------    -------------     ------------
     Undistributed (distribution in excess of)
        net investment income at end of period .....   $         763
                                                       -------------     ------------    -------------     ------------

Number of fund shares
     Sold ..........................................       3,601,681          397,260        2,323,831        6,413,968
     Issued for distributions reinvested ...........          93,397            2,073          429,807          422,744
     Redeemed ......................................        (169,852)         (24,696)        (946,894)      (1,440,043)
                                                       -------------     ------------    -------------     ------------
       Net increase (decrease) in shares outstanding       3,525,226          374,637        1,806,744        5,396,669
Outstanding at:
     Beginning of period ...........................         374,637             --         11,021,259        5,624,590
                                                       -------------     ------------    -------------     ------------
     End of period .................................       3,899,863          374,637       12,828,003       11,021,259
                                                       -------------     ------------    -------------     ------------


                                                                SHORT-TERM GOVERNMENT                   MONEY MARKET

                                                                Period+           Year             Period+         Period+
                                                                Ended             Ended            Ended            Ended
                                                               12/31/96          6/30/96         12/31/96          6/30/96


Increase (decrease) in net assets
Operations:
Net investment income (loss) ...........................   $   1,422,416    $   2,066,204    $   2,339,342    $   4,094,056
Net realized gain (loss) on:
    Investments ........................................             328          217,718
    Futures
    Foreign denominated other assets,
          liabilities & currency
Change in net unrealized appreciation (depreciation) on:
     Investments .......................................         245,760         (540,502)
     Futures
     Foreign denominated other assets,
          liabilities & currency
                                                           -------------     ------------    -------------     ------------
               Net increase in net assets
               resulting from operations ...............       1,668,504        1,743,420        2,339,342        4,094,056
                                                           -------------     ------------    -------------     ------------
Distributions to shareholders from:
     Net investment income .............................      (1,422,480)      (2,066,140)      (2,339,342)      (4,094,056)
     In excess of net investment income
     Net realized gains
                                                           -------------     ------------    -------------     ------------
                                                              (1,422,480)      (2,066,140)      (2,339,342)      (4,094,056)
                                                           -------------     ------------    -------------     ------------

Fund share transactions:
     Receipts for shares sold ..........................       3,723,379       23,481,754       61,841,559      150,542,997
     Value of distributions reinvested .................       1,421,287        2,064,082        2,333,621        4,096,124
     Cost of shares redeemed ...........................      (3,184,120)      (5,588,970)     (55,214,968)    (143,742,439)
                                                           -------------     ------------    -------------     ------------
          Net increase (decrease) in net assets
          from fund share transactions .................       1,960,546       19,956,866        8,960,212       10,896,682
                                                           -------------     ------------    -------------     ------------
                Total increase (decrease) ..............       2,206,570       19,634,146        8,960,212       10,896,682

Net assets
     Beginning of period ...............................      51,755,317       32,121,171       90,482,435       79,585,753
                                                           -------------     ------------    -------------     ------------
     End of period .....................................   $  53,961,887    $  51,755,317    $  99,442,647    $  90,482,435
                                                           -------------     ------------    -------------     ------------
     Undistributed (distribution in excess of)
        net investment income at end of period .........                    $          64
                                                           -------------     ------------    -------------     ------------

Number of fund shares
     Sold ..............................................         380,250        2,384,848       61,841,559      150,542,997
     Issued for distributions reinvested ...............         145,296          210,694        2,333,621        4,096,124
     Redeemed ..........................................        (324,854)        (570,108)     (55,214,968)    (143,742,439)
                                                           -------------     ------------    -------------     ------------
       Net increase (decrease) in shares outstanding ...         200,692        2,025,434        8,960,212       10,896,682
Outstanding at:
     Beginning of period ...............................       5,304,037        3,278,603       90,482,435       79,585,753
                                                           -------------     ------------    -------------     ------------
     End of period .....................................       5,504,729        5,304,037       99,442,647       90,482,435
                                                           -------------     ------------    -------------     ------------

+Unaudited six-month period ended December 31, 1996.

See notes to financial statements


December 31, 1996 (unaudited)

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the period)


                                     Income (Loss) From Investment Operations

                                                     Net          Total
                         Net Asset      Net          Realized     Income
                         Value,         Investment   and          (Loss) from
                         Beginning      Income       Unrealized   Investment
                         of Period      (Loss)       Gain (Loss)  Operations


PREFERRED GROWTH FUND
Year Ended June 30,

1993                     $10.00         $0.01        $2.42        $2.43
1994                      12.42          0.01         0.03         0.04
1995                      12.46          0.01         4.24         4.25
1996                      16.63          0.00         2.44         2.44
Six Months Ended
12/31/96 (unaudited)      18.52         (0.02)        1.59         1.57


PREFERRED VALUE FUND

Year Ended June 30,
1993                     10.00          0.19         1.44         1.63
1994                     11.52          0.19        (0.12)        0.07
1995                     11.33          0.21         2.62         2.83
1996                     13.82          0.20         3.13         3.33
Six Months Ended
12/31/96 (unaudited)     16.65          0.10         2.07         2.17


PREFERRED INTERNATIONAL FUND


Year Ended June 30,
1993                     10.00          0.15         (0.53)      (0.38)
1994                      9.59          0.08          2.47        2.55
1995                     12.02          0.18          0.60        0.78
1996                     12.24          0.19          1.47        1.66
Six Months Ended
12/31/96 (unaudited)     13.72          0.20          0.78        0.98


PREFERRED SMALL CAP FUND (Commenced investment operations on November 1, 1995)


Period Ended June 30,
1996+                     10.00          0.05         1.22         1.27
Six Months Ended
12/31/96 (unaudited)     $11.25         $0.04        $1.35        $1.39


                                                   Distributions

                                        Distributions  Distributions
                         Distributions  in Excess      from Net       Distributions
                         from Net       of Net         Realized       in Excess
                         Investment     Investment     Gains on       of Realized   Total
                         Income         Income         Investments    Gains         Distributions

PREFERRED GROWTH FUND

Year Ended June 30,
1993                       $(0.01)       -           $   -        $   -           $(0.01)
1994                          -          -               -            -               -
1995                        (0.02)       -            (0.06)          -            (0.08)
1996                        (0.01)       -            (0.54)          -            (0.55)
Six Months Ended
12/31/96 (unaudited)         -           -            (2.86)          -            (2.86)


PREFERRED VALUE FUND

Year Ended June 30,
1993                        (0.11)       -              -            -             (0.11)
1994                        (0.16)       -            (0.10)         -             (0.26)
1995                        (0.20)       -            (0.14)         -             (0.34)
1996                        (0.21)       -            (0.29)         -             (0.50)
Six Months Ended
12/31/96 (unaudited)        (0.20)       -            (0.60)         -             (0.80)


PREFERRED INTERNATIONAL FUND

Year Ended June 30,
1993                       (0.03)       -              -            -              (0.03)
1994                       (0.07)       -            (0.05)         -              (0.12)
1995                       (0.13)       -            (0.26)       (0.17)           (0.56)
1996                       (0.17)       -            (0.01)         -              (0.18)
Six Months Ended
12/31/96 (unaudited)       (0.35)       -            (0.25)         -              (0.60)


PREFERRED SMALL CAP FUND (Commenced investment operations on November 1, 1995)


Period Ended June 30,
1996+                       (0.02)       -             -            -             (0.02)
Six Months Ended
12/31/96 (unaudited)       $(0.03)       -          $(0.16)      $  -            $(0.19)



                           Net Asset    Total        Net
                           Value,       Return at    Assets,
                           End of       Net Asset    End of
                           Period       Value1       Period

PREFERRED GROWTH FUND

Year Ended June 30,
1993                       $12.42        24.25%      $117,706,665
1994                        12.46         0.34%       171,467,064
1995                        16.63        34.21%       374,592,700
1996                        18.52        14.96%       411,688,146
Six Months Ended
12/31/96 (unaudited)        17.23         8.48%++     381,832,817


PREFERRED VALUE FUND

Year Ended June 30,
1993                       11.52        16.37%       121,511,090
1994                       11.33         0.60%       121,088,130
1995                       13.82        25.72%       212,678,363
1996                       16.65        24.49%       267,581,693
Six Months Ended
12/31/96 (unaudited)       18.02        13.04%++     305,100,473


PREFERRED INTERNATIONAL FUND

Year Ended June 30,
1993                        9.59        (3.77%)       39,126,841
1994                       12.02        26.66%        94,933,414
1995                       12.24         6.70%       118,216,038
1996                       13.72        13.70%       157,627,409
Six Months Ended
12/31/96 (unaudited)       14.10         7.15%++     211,453,846


PREFERRED SMALL CAP FUND
(Commenced investment
operations on November 1, 1995)


Period Ended June 30,
1996+                       11.25       12.67%*++     45,692,712
Six Months Ended
12/31/96 (unaudited)       $12.45       12.31%*++    $69,408,230


                                   Ratios to Average Net Assets

                                        Operating
                                        Expenses     Net
                                        Before       Investment   Portfolio       Average
                            Operating   Voluntary    Income       Turnover        Brokerage
                            Expenses    Waiver       (Loss)       Rate            Commissions


PREFERRED GROWTH FUND
Year Ended June 30,

1993                        1.00%       -            0.07%        58.12%
1994                        0.91%       -            0.13%        51.56%
1995                        0.87%       -            0.13%        55.32%
1996                        0.86%       -            (0.16%)      75.24%          N/A
Six Months Ended
12/31/96 (unaudited)        0.86%+++    -            (0.26%)+++   27.80%          $0.060


PREFERRED VALUE FUND

Year Ended June 30,
1993                        0.96%       -            1.79%        17.77%
1994                        0.93%       -            1.64%        11.95%
1995                        0.89%       -            1.95%        29.02%
1996                        0.85%       -            1.23%        17.04%          N/A
Six Months Ended
12/31/96 (unaudited)        0.86%+++    -            1.15%+++     7.40%           $0.057


PREFERRED INTERNATIONAL FUND

Year Ended June 30,
1993                        1.60%       -            1.83%        16.21%
1994                        1.38%       -            1.37%        27.78%
1995                        1.32%       -            1.65%        29.47%
1996                        1.31%       -            1.64%        19.61%          N/A
Six Months Ended
12/31/96 (unaudited)        1.23%+++    -            3.35%+++     10.30%          $0.030


PREFERRED SMALL CAP FUND
(Commenced investment
operations on November 1, 1995)


Period Ended June 30,
1996+                       0.88%+++    1.23%+++     0.75%+++     65.70%++        0.047
Six Months Ended

12/31/96 (unaudited)        0.78%+++    1.00%+++     0.92%+++     41.66%         $0.049

1 Total return at net asset value assumes reinvestment of dividends and capital gains distributions.

 2 For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.

  Small Cap was the only Fund required to disclose this information for the fiscal year ended June 30, 1996. *Total return for the Small Cap Fund would have been lower if a portion of the fees had not been waived by the manager.

+ Eight-month period ended June 30, 1996.
++ Not annualized
+++ Annualized

See notes to financial statements


December 31, 1996 (unaudited)

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the period)


                                    Income (Loss) From Investment Operations

                                                   Net          Total
                           Net Asset   Net         Realized     Income
                           Value,      Investment  and          (Loss) from
                           Beginning   Income      Unrealized   Investment
                           of Period   (Loss)      Gain (Loss)  Operations


PREFERRED ASSET
ALLOCATION FUND
Year Ended June 30,

1993                       $10.00      $0.34       $0.99        $1.33
1994                        10.90       0.30       (0.42)       (0.12)
1995                        10.27       0.38        1.79         2.17
1996                        11.97       0.40        1.72         2.12
Six Months Ended
12/31/96 (unaudited)        12.88       0.21        1.02         1.23


PREFERRED BALANCED FUND


Year Ended June 30,
1996                       10.00       0.41         0.78         1.19
Six Months Ended
12/31/96 (unaudited)       10.69       0.14         0.58         0.72


PREFERRED FIXED
INCOME FUND


Year Ended June 30,
1993                       10.00       0.51         0.71         1.22
1994                       10.60       0.47        (0.50)       (0.03)
1995                        9.80       0.58         0.50         1.08
1996                       10.30       0.58        (0.16)        0.42
Six Months Ended
12/31/96 (unaudited)       10.09       0.31         0.19         0.50


PREFERRED SHORT-TERM
GOVERNMENT SECURITIES FUND


Year Ended June 30,
1993                       10.00        0.39        0.23        0.62
1994                       10.08        0.37       (0.29)       0.08
1995                        9.77        0.51        0.03        0.54
1996                        9.80        0.53       (0.04)       0.49
Six Months Ended
12/31/96 (unaudited)        9.76        0.26        0.04        0.30


PREFERRED MONEY MARKET FUND

Year Ended June 30,
1993                       1.00        0.03        -            0.03
1994                       1.00        0.03        -            0.03
1995                       1.00        0.05        -            0.05
1996                       1.00        0.05        -            0.05
Six Months Ended
12/31/96 (unaudited)      $1.00       $0.03      $ -           $0.03


                                                   Distributions

                                       Distributions  Distributions
                        Distributions  in Excess      from Net       Distributions
                        from Net       of Net         Realized       in Excess
                        Investment     Investment     Gains on       of Realized   Total
                        Income         Income         Investments    Gains         Distributions


PREFERRED ASSET
ALLOCATION FUND
Year Ended June 30,

1993                       $(0.34)      -          $(0.09)    $  -            $(0.43)
1994                        (0.30)      -           (0.21)       -             (0.51)
1995                        (0.38)      -           (0.09)       -             (0.47)
1996                        (0.40)      -           (0.81)       -             (1.21)
Six Months Ended
12/31/96 (unaudited)        (0.21)      -           (0.53)       -             (0.74)


PREFERRED BALANCED FUND


Year Ended June 30,
1996                       (0.28)      (0.13)      (0.09)       -             (0.50)
Six Months Ended
12/31/96 (unaudited)       (0.14)        -         (0.15)       -             (0.29)


PREFERRED FIXED
INCOME FUND


Year Ended June 30,
1993                       (0.51)      -           (0.11)       -             (0.62)
1994                       (0.47)      -           (0.14)     (0.16)          (0.77)
1995                       (0.58)      -             -          -             (0.58)
1996                       (0.58)      -           (0.05)       -             (0.63)
Six Months Ended
12/31/96 (unaudited)       (0.31)      -           (0.04)       -             (0.35)


PREFERRED SHORT-TERM
GOVERNMENT SECURITIES FUND

Year Ended June 30,
1993                       (0.39)      -           (0.15)       -             (0.54)
1994                       (0.37)      -             -        (0.02)          (0.39)
1995                       (0.51)      -             -          -             (0.51)
1996                       (0.53)      -             -          -             (0.53)
Six Months Ended
12/31/96 (unaudited)       (0.26)      -             -          -             (0.26)


PREFERRED MONEY MARKET FUND


Year Ended June 30,
1993                       (0.03)      -             -          -             (0.03)
1994                       (0.03)      -             -          -             (0.03)
1995                       (0.05)      -             -          -             (0.05)
1996                       (0.05)      -             -          -             (0.05)
Six Months Ended
12/31/96 (unaudited)       $(0.03)   $ -           $ -        $ -            $(0.03)


                           Net Asset   Total       Net
                           Value,      Return at   Assets,
                           End of      Net Asset   End of
                           Period      Value1      Period

PREFERRED ASSET
ALLOCATION FUND

Year Ended June 30,
1993                       $10.90       13.57%     $48,420,381
1994                        10.27       (1.28%)     58,961,139
1995                        11.97       21.70%      77,745,018
1996                        12.88       18.23%      96,889,348
Six Months Ended
12/31/96 (unaudited)        13.37        9.63%++   106,976,967


PREFERRED BALANCED FUND


Year Ended June 30,
1996                       10.69       12.11%*       4,005,993
Six Months Ended
12/31/96 (unaudited)       11.12        6.78%*++    43,370,814

PREFERRED FIXED
INCOME FUND


Year Ended June 30,
1993                       10.60       12.59%        35,889,454
1994                        9.80       (0.46%)       45,872,668
1995                       10.30       11.48%        57,911,899
1996                       10.09        4.12%       111,184,492
Six Months Ended
12/31/96 (unaudited)       10.24        5.00%++     131,363,998


PREFERRED SHORT-TERM
GOVERNMENT SECURITIES FUND

Year Ended June 30,
1993                       10.08        6.32%       27,027,485
1994                        9.77        0.86%       30,271,535
1995                        9.80        5.71%       32,121,171
1996                        9.76        5.10%       51,755,317
Six Months Ended
12/31/96 (unaudited)        9.80        3.13%++     53,961,887


PREFERRED MONEY MARKET FUND

Year Ended June 30,
1993                       1.00        2.71%*      18,146,496
1994                       1.00        2.91%*      45,605,598
1995                       1.00        5.27%*      79,585,753
1996                       1.00        5.32%*      90,482,435
Six Months Ended
12/31/96 (unaudited)      $1.00        2.56%++    $99,442,647


                           Ratios to Average Net Assets

                                       Operating
                                       Expenses    Net
                                       Before      Investment   Portfolio     Average
                           Operating   Voluntary   Income       Turnover      Brokerage
                           Expenses    Waiver      (Loss)       Rate          Commissions

PREFERRED ASSET
ALLOCATION FUND

Year Ended June 30,
1993                       1.27%       -           3.25%        34.10%
1994                       1.25%       -           2.76%        24.71%
1995                       1.11%       -           3.52%        18.27%
1996                       1.04%       -           3.21%        38.25%        N/A
Six Months Ended
12/31/96 (unaudited)       1.02%+++    -           3.27%+++     10.07%        $0.034


PREFERRED BALANCED FUND


Year Ended June 30,

1996                       1.15%**     4.37%**     2.77%        48.03%        N/A
Six Months Ended

12/31/96 (unaudited)       1.04%**+++  1.07%**+++  2.96%+++     21.29%        $0.055


PREFERRED FIXED
INCOME FUND


Year Ended June 30,
1993                       1.05%       -           4.91%        316.06%
1994                       0.97%       -           4.53%        254.92%
1995                       0.95%       -           5.94%        330.55%
1996                       0.93%       -           5.65%        313.51%       N/A
Six Months Ended
12/31/96 (unaudited)       0.80%+++    -           6.14%+++      63.43%       N/A


PREFERRED SHORT-TERM
GOVERNMENT SECURITIES FUND

Year Ended June 30,
1993                       0.78%       -           3.87%        268.36%
1994                       0.74%       -           3.75%        134.34%
1995                       0.71%       -           5.27%        256.44%
1996                       0.66%       -           5.37%         79.04%        N/A
Six Months Ended
12/31/96 (unaudited)       0.62%+++    -           5.32%+++      81.21%        N/A


PREFERRED MONEY MARKET FUND


Year Ended June 30,
1993                       0.80%       0.87%       2.67%        N/A
1994                       0.53%       0.68%       2.97%        N/A
1995                       0.39%       0.54%       5.24%        N/A
1996                       0.49%       0.54%       5.25%        N/A           N/A
Six Months Ended
12/31/96 (unaudited)       0.49%+++      -         5.00%+++     N/A           N/A

1 Total return at net asset value assumes reinvestment of dividends and capital gains distributions.

2 For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged. Small Cap was the only Fund required to disclose this information for the fiscal year ended June 30, 1996.

* Total return for the Balanced and Money Market Funds would have been lower if a portion of the fees had not been capped or waived by the manager.
   No fees were waived for the Money Market
   Fund during the six-month period ended 12/31/96.
** Effective July 1, 1995, and until further notice, the manager has agreed to cap its expense ratio at 1.15%.
++ Not annualized   +++Annualized

See notes to financial statements


December 31, 1996 (unaudited)
------------------------------------------------------

Schedule of Investments

PREFERRED GROWTH FUND

------------------------------------------------------
COMMON STOCK - 98.87%              SHARES       VALUE
------------------------------------------------------


AEROSPACE - 3.28%
  Boeing Co                       117,900 $12,541,613
                                          ------------

BANKS - 2.27%
  Chase Manhattan Corp             79,596   7,103,943
  MBNA Corp                        38,100   1,581,150
                                          -----------
                                            8,685,093

COMPUTER SOFTWARE - 5.50%
  First Data Corp                 124,800   4,555,200
  Microsoft Corp *                116,300   9,609,288
  Platinum Technology Inc *       249,500   3,399,438
  SAP Aktiengesellschaft  ADR      75,500   3,435,250
                                          ------------
                                           20,999,176
                                          ------------

CONSUMER PRODUCTS - 3.89%
  Gillette Co                      81,800   6,359,950
  Nike Inc  Class B                78,400   4,684,400
  Pepsico Inc                      24,000     702,000
  Saks Holdings Inc *             115,100   3,107,700
                                          ------------
                                           14,854,050
                                          ------------

DISCOUNT & FASHION RETAILING - 8.76%
  AutoZone Inc *                  148,800   4,092,000
  Dollar General Corp             159,175   5,093,600
  Gap Inc                         123,100   3,708,388
  Gucci Group NV                   68,600   4,381,825
  Home Depot Inc                  124,433   6,237,204
  Kohls Corp *                    149,600   5,871,800
  Tommy Hilfiger Corp *            85,000   4,080,000
                                          ------------
                                           33,464,817
                                          ------------

ELECTRICAL & ELECTRONICS - 13.16%
  Diebold Inc                     156,737   9,854,839
  Intel Corp                      101,100  13,237,781
  KLA Instruments Corp *          159,600   5,665,800
  LSI Logic Corp *                167,440   4,479,020
  Symbol Technologies Inc *       113,500   5,022,375
  Texas Instruments Inc            36,700   2,339,625
  Thermo Electron Corp *           92,000   3,795,000
  Xilinx Inc *                    159,100   5,856,869
                                          ------------
                                           50,251,309
                                          ------------

FINANCE - 1.93%
  Charles Schwab Corp              47,600   1,523,200
  Morgan Stanley Group Inc        102,300   5,843,888
                                          ------------
                                            7,367,088
                                          ------------
FUEL - 2.47%
  Amerada Hess Corp                57,700   3,339,388
  Schlumberger Ltd                 60,900   6,082,388
                                          ------------
                                            9,421,776
                                          ------------



------------------------------------------------------
COMMON STOCK                       SHARES       VALUE
------------------------------------------------------


HEALTHCARE - 9.85%
  Astra AB  ADR                    79,400 $ 3,918,811
  Chiron Corp *                    67,200   1,251,600
  Eli Lilly & Co                   50,400   3,679,200
  Healthsouth Corp *               95,800   3,700,275
  Johnson & Johnson                99,800   4,965,050
  Merch & Co Inc                   57,400   4,548,950
  Pfizer Inc                       67,300   5,577,488
  Phycor Inc *                    140,550   3,988,106
  Smithkline Beecham PLC  ADR      87,900   5,977,200
                                          ------------
                                           37,606,680
                                          ------------

LEISURE TIME INDUSTRIES - 6.13%
  Hilton Hotels Corp              263,000   6,870,875
  Interstate Hotels Co *          185,100   5,229,075
  Promus Hotel Corp               142,425   4,219,341
  Walt Disney Co                  101,600   7,073,900
                                          ------------
                                           23,393,191
                                          ------------
MANUFACTURING - 4.94%
  Applied Materials Inc *         166,700   5,990,781
  Caterpillar Inc                  86,800   6,531,700
  Harnischfeger Industries Inc    131,300   6,318,813
                                          ------------
                                           18,841,294
                                          ------------

OFFICE EQUIPMENT &
 COMPUTERS - 18.15%
  3Com Corp *                     133,600   9,802,900
  America Online Inc *             88,600   2,945,950
  Ascend Communications Inc *     101,200   6,287,050
  Cisco Systems Inc *             171,900  10,937,138
  Corporate Express Inc *         133,000   3,915,188
  Dell Computer Corp *            159,900   8,494,688
  HBO & Co                        115,100   6,834,063
  Hewlett Packard Co              182,500   9,170,625
  International Business Machines  24,900   3,759,900
  Seagate Technology *            181,200   7,157,400
                                          ------------
                                           69,304,902
                                          ------------

PUBLISHING & BROADCASTING - 2.14%
 Reuters Holdings PLC
 Class B ADR                      106,600   8,154,900
                                          ------------

SERVICE INDUSTRIES - 4.90%
  CUC International Inc *         276,900   6,576,375
  Manpower Inc                    164,600   5,349,500
  Omnicom Group                   148,600   6,798,450
                                          ------------
                                           18,724,325
                                          ------------
TELECOMMUNICATIONS - 7.17%
  Clear Channel Communications *  111,500   4,027,938
  Ericsson LM Tel Co  Class B ADR 189,500   5,720,531
  Nokia Corp  ADR                 125,400   7,226,175
  Tellabs Inc *                   164,500   6,189,313
  Vodafone Group PLC  ADR         101,800   4,211,975
                                          ------------
                                           27,375,932
                                          ------------

See notes to financial statements and notes to schedules of investments


------------------------------------------------------
COMMON STOCK                       SHARES       VALUE
------------------------------------------------------


TRANSPORTATION - 4.33%
  AMR Corp *                       80,500 $ 7,094,063
  Union Pacific Res Group Inc      78,200   2,287,350
  Wisconsin Central Trans Corp *  180,400   7,148,342
                                          ------------
                                           16,529,755
                                          ------------
TOTAL COMMON STOCK
  (Cost -$270,337,293)                    377,515,901
                                          ------------


------------------------------------------------------
SHORT TERM OBLIGATIONS - .54%         PAR       VALUE
------------------------------------------------------


COMMERCIAL PAPER - .54%
  Ford Motor Credit Co
    6.00%  2 Jan 1997          $2,081,000   2,081,000
                                          ------------

TOTAL SHORT TERM OBLIGATIONS
  (Cost - $2,081,000)                       2,081,000
                                          ------------

TOTAL INVESTMENTS - 99.41%
  (Cost - $272,418,293)                   379,596,901
                                          ------------

OTHER ASSETS AND LIABILITIES - .59%         2,235,916
                                          ------------

TOTAL NET ASSETS - 100%                  $381,832,817
                                          ============


PREFERRED VALUE FUND


------------------------------------------------------
COMMON STOCK - 91.39%             SHARES       VALUE
------------------------------------------------------


AEROSPACE - 7.49%
  Lockheed Martin Corp            110,000 $10,065,000
  McDonnell Douglas Corp          200,000  12,800,000
                                          ------------
                                           22,865,000
                                          ------------

BANKS - 8.12%
  Citicorp                        120,000  12,360,000
  Wells Fargo & Co                 46,000  12,408,500
                                          ------------
                                           24,768,500
                                          ------------

CHEMICALS - 13.37%
  Du Pont E I de Nemours & Co      80,000   7,550,000
  Freeport McMoRan Inc            170,000   5,461,250
  Freeport McMoRan Inc
    Copper & Gold  Class B        275,000   8,215,625
  Hercules Inc                    160,000   6,920,000
  Monsanto Co                     325,000  12,634,375
                                          ------------
                                           40,781,250
                                          ------------



------------------------------------------------------
COMMON STOCK                       SHARES       VALUE
------------------------------------------------------


CONGLOMERATES - 5.31%
  General Electric Co             100,000 $ 9,887,500
  Tenneco Inc                     140,000   6,317,500
                                          ------------
                                           16,205,000
                                          ------------

CONSUMER PRODUCTS - 3.00%
  Avon Products Inc               160,000   9,140,000
                                          ------------

DISCOUNT & FASHION
RETAILING - 2.30%
  May Dept Stores Co              150,000   7,012,500
                                          ------------

ELECTRICAL - 3.43%
  Intel Corp                       80,000  10,475,000
                                          ------------

FINANCE - 27.18%
  Ace Ltd                         160,000   9,620,000
  Aflac Inc                       200,000   8,550,000
  American International Group Inc 70,000   7,577,500
  Countrywide Credit Industry Inc 300,000   8,587,500
  Exel Ltd                        280,000  10,605,000
  Federal Home Loan Mortgage Corp 110,000  12,113,750
  Morgan Stanley Group Inc        100,000   5,712,500
  Transamerica Corp               100,000   7,900,000
  Travelers Group Inc             270,000  12,251,250
                                          ------------
                                           82,917,500
                                          ------------

FOOD - 3.29%
  Dole Food Inc                   180,000   6,097,500
  Grand Metropolitan PLC  ADR     125,000   3,953,125
                                          ------------
                                           10,050,625
                                          ------------

HEALTH CARE - 4.45%
  Becton Dickinson & Co           140,000   6,072,500
  Warner Lambert Co               100,000   7,500,000
                                          ------------
                                           13,572,500
                                          ------------

LEISURE TIME INDUSTRIES - 1.62%
  Carnival Corp  Class A          150,000   4,950,000
                                          ------------

MANUFACTURING - 1.93%
  Shaw Industries Inc             500,000   5,875,000
                                          ------------

PAPER & FOREST PRODUCTS - 1.42%
  Champion International Corp     100,000   4,325,000
                                          ------------

SERVICE INDUSTRIES - 2.98%
  Arrow Electronics Inc*          170,000   9,095,000
                                          ------------

TELECOMMUNICATIONS - 2.61%
  Sprint Corp                     200,000   7,975,000
                                          ------------

See notes to financial statements and notes to schedules of investments


PREFERRED VALUE FUND (continued)

------------------------------------------------------
COMMON STOCK                       SHARES       VALUE
------------------------------------------------------


TRANSPORTATION - 2.89%
  AMR Corp*                       100,000 $ 8,830,865
                                          ------------

TOTAL COMMON STOCK
  (Cost - $158,438,389)                   278,838,740
                                          ------------


------------------------------------------------------
SHORT TERM OBLIGATIONS - 8.23% PAR/SHARES       VALUE
------------------------------------------------------


COMMERICIAL PAPER - 7.37%
  Deere & Co@
    5.50%  7 Jan 1997         $ 8,000,000   7,992,667
  Ford Motor Credit Co@
    5.62%  2 Jan 1997           4,500,000   4,499,298
  Household Finance Corp@
    5.50%  14 Jan 1997          6,000,000   5,988,083
  Merrill Lynch & Co Inc@
    5.75%  9 Jan 1997         $ 4,000,000   3,994,888
                                          ------------
                                           22,474,936
                                          ------------

SHORT TERM INVESTMENT
FUND - .86%
  State Street Global Advisors
  Funds                         2,628,399   2,628,399
                                          ------------

TOTAL SHORT TERM OBLIGATIONS
  (Cost - $25,103,335)                     25,103,335
                                          ------------

TOTAL INVESTMENTS - 99.62%
  (Cost - $183,541,724)                   303,942,075
                                          ------------

OTHER ASSETS AND LIABILITIES - .38%         1,158,398
                                          ------------

TOTAL NET ASSETS - 100%                  $305,100,473
                                          ============


PREFERRED INTERNATIONAL FUND


------------------------------------------------------
COMMON STOCK &
  EQUIVALENTS - 95.20%          SHARES        VALUE
------------------------------------------------------


ARGENTINA - 3.35%

COMMUNICATION SERVICES - 1.32%
  Telecom Argentina Stet
  France Class B ADR             69,000   $ 2,785,875

INTERNATIONAL OIL - 2.03%
  YPF Sociedad Anonima
  Class D  ADR                  170,000     4,292,500
                                          ------------
  Total Argentina                           7,078,375
                                          ------------



-------------------------------------------------------
COMMON STOCK & EQUIVALENTS         SHARES       VALUE
-------------------------------------------------------


AUSTRALIA - 8.13%

BANKS - 2.25%
  National Australia Bank        405,000  $ 4,764,327

CONGLOMERATES - 1.82%
  CSR Ltd                      1,100,000    3,847,071

CONSTRUCTION MATERIALS - 2.12%
  Pioneer International Ltd    1,500,000    4,471,028

TRUCKING & FREIGHT -1.94%
  Mayne Nickless Ltd             600,000    4,101,423
                                          ------------

  Total Australia                          17,183,849
                                          ------------

------------------------------------------------------
CANADA - 5.13%

BANKS - 2.61%
  Bank Nova Scotia Halifax       165,000    5,524,903

RETAIL TRADE - 2.52%
  Canadian Tire Ltd  Class A     320,000    5,316,585
                                          ------------

  Total  Canada                            10,841,488
                                          ------------

------------------------------------------------------
FRANCE - 6.59%

APPAREL & TEXTILES - 2.59%
  Christian Dior                  34,000    5,484,822

AUTOMOBILES - 1.33%
  Peugeot S.A.                    25,000    2,813,915

GAS EXPLORATION - 2.67%
  Societe Elf Aquitaine *         62,000    5,643,751
                                          ------------

  Total France                             13,942,488
                                          ------------

------------------------------------------------------
ITALY - 5.55%

APPAREL & TEXTILES - 2.03%
  Benetton Group SPA *           340,000    4,300,989

BANKS - 1.35%
  Banca Fideuram  SPA *        1,300,000    2,857,943

FOOD & BEVERAGES - 2.17%
  Parmalat Finanziaria         3,000,000    4,588,003
                                          ------------

  Total Italy                              11,746,935
                                          ------------

See notes to financial statements and notes to schedules of investments



------------------------------------------------------
COMMON STOCK & EQUIVALENTS         SHARES       VALUE
------------------------------------------------------


JAPAN - 5.16%

ELECTRICAL EQUIPMENT - 1.76%
  Hitachi                        400,000  $ 3,730,248

HOUSEHOLD APPLIANCES - 3.40%
  Matsushita Electric Industries 215,000    3,508,764
  Sony Corp                       56,000    3,670,149
                                          ------------
                                            7,178,913
                                          ------------

  Total Japan                              10,909,161
                                          ------------

------------------------------------------------------
NETHERLANDS - 10.13%

AIR TRAVEL - 1.33%
  KLM Royal Dutch Air Lines      100,000    2,814,944

CHEMICALS - 2.26%
  Akzo Nobel NV                   35,000    4,784,246

FINANCIAL SERVICES - 2.18%
  ING Groep NV                   128,000    4,611,410

INDUSTRIAL MACHINERY - 2.17%
  Stork NV *                     130,000    4,585,578

PETROLEUM - 2.19%
  Pakhoed NV Kon *               148,000    4,629,018
                                          ------------

  Total Netherlands                        21,425,196
                                          ------------

------------------------------------------------------
NEW ZEALAND - 5.04%

FOOD & BEVERAGES - 1.81%
  Lion Nathan Ltd              1,600,000    3,834,571

FOREST PRODUCTS - 1.93%
  Carter Holt Harvey           1,800,000    4,084,836

HOUSEHOLD APPLIANCES - 1.30%
  Fisher & Paykel                700,000    2,746,554
                                          ------------

  Total New Zealand                        10,665,961
                                          ------------

------------------------------------------------------
NORWAY - 2.30%

CONGLOMERATES - 2.30%
  Orkla Borregaard AS  Series A * 70,000    4,856,358
                                          ------------

  Total Norway                              4,856,358
                                          ------------



------------------------------------------------------
COMMON STOCK & EQUIVALENTS         SHARES       VALUE
------------------------------------------------------


SOUTH KOREA - 4.84%

BANKS - .24%
  Korea LT Credit Bank *          30,050    $ 515,651

BUILDING CONSTRUCTION - .38%
  LG Construction Co *            40,801      801,534

CONSTRUCTION & MINING
EQUIPMENT - .52%
  Tongyang Cement *               60,070    1,087,658

ELECTRIC UTILITIES - 1.84%
  Korea Electric Power *         133,650    3,890,876

ELECTRICAL EQUIPMENT - .71%
  Samsung Electronic *            24,024    1,293,600
  Samsung Electronic New *         4,075      209,296
                                          ------------
                                            1,502,896
                                          ------------
NON-FERROUS METALS - .79%
  Korea Zinc *                    88,000    1,666,272

STEEL - .36%
  Pohang Iron & Steel *           17,700      764,556
                                          ------------

  Total South Korea                        10,229,443
                                          ------------

------------------------------------------------------
SPAIN - 7.12%

BANKS - 3.84%
  Banco Bilbao Vizcaya            88,000    4,751,627
  Banco de Andalucia              23,000    3,366,070
                                          ------------
                                            8,117,697
                                          ------------

ELECTRIC UTILITIES - 3.28%
  Iberdrola S.A.                 490,000    6,944,733
                                          ------------

  Total Spain                              15,062,430
                                          ------------

------------------------------------------------------
SWEDEN - 7.31%

AUTOMOBILES - 1.83%
  Volvo AB  Series B *           175,000    3,861,860

HOUSEHOLD APPLIANCES - 2.00%
  Electrolux AB  Series B *       73,000    4,238,772

INDUSTRIAL MACHINERY - 1.96%
  Skf AB  Series B *             175,000    4,144,122

MINING - 1.52%
  Svedala Industrial *           190,000    3,217,789
                                          ------------

  Total Sweden                             15,462,543
                                          ------------

See notes to financial statements and notes to schedules of investments



PREFERRED INTERNATIONAL FUND (continued)

------------------------------------------------------
COMMON STOCKS & EQUIVALENTS       SHARES       VALUE
------------------------------------------------------


SWITZERLAND - 8.73%

BANKS - 1.53%
  Schweiz Bankverein *            17,000  $ 3,232,350

INDUSTRIAL MACHINERY - 1.91%
  Sulzer AG *                      7,000    4,042,585

MISCELLANEOUS - 1.73%
  Novartis AG *                    3,200    3,664,769

RETAIL TRADE - 1.72%
  Valora Holding AG *             19,000    3,633,919

TOYS & AMUSEMENT - 1.84%
  SMH AG Neunburg                  6,300    3,883,078
                                          ------------

  Total Switzerland                        18,456,701
                                          ------------

------------------------------------------------------
UNITED KINGDOM - 15.82%

APPAREL & TEXTILES - 1.63%
  Coats Viyella                1,500,000    3,443,550

BANKS - 3.22%
  Lloyds Trustees Savings
    Bank Group                   325,714    2,405,049
  National Westminster           375,000    4,407,230
                                          ------------
                                            6,812,279
                                          ------------

FOOD & BEVERAGES - 1.88%
  Allied Domecq PLC              505,000    3,962,481

HOUSEHOLD PRODUCTS - .46%
  Takare                         420,000      978,585

LEISURE TIME - 1.99%
  Rank Organisation              560,000    4,202,159

RETAIL GROCERY - 2.22%
  Tesco                          775,000    4,700,188

STEEL - 2.02%
  British Steel                1,557,000    4,267,945

TELEPHONE - 2.40%
  British Telecom                750,000    5,075,381
                                          ------------

  Total United Kingdom                     33,442,568
                                          ------------


------------------------------------------------------
COMMON STOCK & EQUIVALENTS         SHARES       VALUE
------------------------------------------------------


TOTAL COMMON STOCK
 & EQUIVALENTS
  (Cost - $167,578,017)                 $ 201,303,496
                                          ------------


------------------------------------------------------
SHORT TERM OBLIGATIONS - 2.91%        PAR       VALUE
------------------------------------------------------


REPURCHASE AGREEMENTS - 2.91%
  State Street Repo  4.75%
  2 Jan 1997 (Cost - $6,153,000)
  (Dated 12/31/96, due 1/2/97,
  collateralized by $4,280,000
  U.S. Treasury Bond 10.625%,
  8/15/15, Market Value
  $6,281,568, Repurchase
  Proceeds $6,154,624)            $6,153,000 6,153,000
                                             ----------

TOTAL SHORT TERM OBLIGATIONS
  (Cost -  $6,153,000)                       6,153,000
                                            -----------

TOTAL INVESTMENTS - 98.11%
  (Cost -  $173,731,017)                   207,456,496
                                           ------------

OTHER ASSETS AND LIABILITIES - 1.89%         3,997,350
                                            -----------

TOTAL NET ASSETS - 100%                   $211,453,846
                                          ============


PREFERRED SMALL CAP FUND

------------------------------------------------------
COMMON STOCK - 97.85%             SHARES       VALUE
------------------------------------------------------


AUTOMOTIVE - 4.28%
  Arvin Industry Inc               20,000   $ 495,000
  Borg Warner Automotive Inc        8,500     327,250
  Excel Industry Inc               31,700     527,013
  Simpson Industry Inc             48,000     522,750
  Stant Corp                       70,000   1,102,500
                                          ------------
                                            2,974,513
                                          ------------

BANKS - 4.99%
  Astoria Financial Corp           14,300     527,313
  BSB Bancorp Inc                   7,500     200,625
  Bancorpsouth Inc                  5,000     138,750
  City National Corp               15,800     341,675
  Commercial Fed Corp              13,000     624,000
  Commonwealth Bancorp Inc         25,000     375,000
  Cullen Frost Bankers Inc          6,600     219,450
  New York Bancorp Inc             16,900     654,875
  Riggs National Corp              22,000     379,500
                                          ------------
                                            3,461,188
                                          ------------

See notes to financial statements and notes to schedules of investments



----------------------------------------------------------
COMMON STOCK                       SHARES       VALUE
----------------------------------------------------------


CHEMICALS - 1.38%
  Fuller (H.B.) Co                  5,000   $ 235,000
  Mississippi Chemical Corp        30,000     720,000
                                          ------------
                                              955,000
                                          ------------

CONGLOMERATES - .68%
  Premark International Inc        21,200     471,700
                                          ------------

CONSUMER PRODUCTS - 3.00%
  Dimon Inc                        20,300     469,438
  Herbalife International Inc      16,100     525,263
  Paragon Trade Brands Inc*        13,200     396,000
  Universal Corp                   21,500     690,688
                                          ------------
                                            2,081,389
                                          ------------

DISCOUNT & FASHION RETAILING - 4.37%
  Brown Group Inc                  34,500     633,938
  Ross Stores Inc                  17,700     885,000
  Russ Berrie & Co Inc             10,200     183,600
  Shopko Stores Inc                20,000     300,000
  The Dress Barn*                  35,000     525,000
  Zale Corp*                       26,400     504,900
                                          ------------
                                            3,032,438
                                          ------------

ELECTRICAL & ELECTRONICS - 9.48%
  Chips & Technologies Inc*        39,300     717,225
  Cohu Inc                         24,300     564,975
  Genrad Inc*                      18,000     418,500
  HMT Technology Corp*             60,000     900,938
  Hadco Corp*                       6,500     318,500
  Jabil Circuit Inc*               31,800   1,272,000
  Logicon Inc                       5,300     193,450
  Park Electrochemical Corp        12,800     291,200
  Pittway Corp  Class A             2,700     144,450
  SCI System Inc*                   8,800     392,700
  Smart Modular Technologies Inc*  16,000     402,000
  Standard Microsystems Corp*      61,500     584,250
  Technitrol Inc                   10,000     383,750
                                          ------------
                                            6,583,938
                                          ------------

FINANCE - 14.72%
  Acceptance Insurance Co*         15,300     302,175
  Alex Brown Inc                   16,000   1,160,000
  American Bankers Insurance
   Group Inc1                       6,500     843,563
  BHC Financial Inc                 5,500      86,625
  Capital Re Corp                   5,300     247,113
  Eaton Vance Corp                  9,500     452,438
  Enhance Financial Services
   Group Inc                       25,400     927,100
  Fidelity National Financial Inc  17,820     269,528
  First American Financial Corp    19,500     801,938
  Fremont Gen Corp                 18,950     587,450
  Inter Regional Financial
   Group Inc                       14,000     493,500



------------------------------------------------------
COMMON STOCK                       SHARES       VALUE
------------------------------------------------------


FINANCE (continued)
  Investment Technology Group Inc* 10,000   $ 192,500
  Lawyers Title Corp               31,500     618,188
  Legg Mason Inc                    9,600     369,600
  Olympic Financial Ltd*           40,000     575,000
  Orion Cap Corp                    7,300     446,213
  Presidential Life Corp           20,000     241,250
  Raymond James Financial Inc      15,000     451,875
  Resource Mortgage Capital Inc    39,100   1,148,563
                                          ------------
                                           10,214,619
                                          ------------

FOOD - 1.12%
  Riser Foods Inc                  13,200     419,100
  Ruddick Corp                     25,500     357,000
                                          ------------
                                              776,100
                                          ------------

FUEL - 3.55%
  Berry Petroleum Co  Class A      25,400     365,125
  Giant Industry Inc               49,700     695,800
  Smith International Inc*         11,200     502,600
  Tesoro Petroleum Inc*            64,500     903,000
                                          ------------
                                            2,466,525
                                          ------------

HEALTH CARE - 5.29%
  Bio Rad Laboratories Inc
   Class A*                        20,250     607,500
  ICN Pharmaceuticals Inc          25,600     502,400
  Lincare Holdings Inc*            11,900     487,900
  Novacare Inc*                    43,000     473,000
  Ornda Health Corp*               19,500     570,375
  Rotech Medical Corp*             10,600     222,600
  Universal Health Services Inc
   Class B*                        28,300     810,088
                                          ------------
                                            3,673,863
                                          ------------

HOUSING & REAL ESTATE - 9.52%
  ABT Building Products Corp*      11,600     290,000
  CWM Mortgage Holdings Inc        37,100     797,650
  Capstead Mortgage Corp           46,575   1,117,800
  Centex Construction Products Inc 24,600     442,800
  Centex Corp                      21,800     820,225
  Champion Enterprises Inc*        54,484   1,062,438
  Continental Homes Holding Corp   30,400     646,000
  Lennar Corp                      13,000     354,250
  Lone Star Industry Inc           15,800     582,625
  NVR Inc*                         37,800     491,400
                                          ------------
                                            6,605,188
                                          ------------

LEISURE TIME INDUSTRIES - 2.05%
  Anchor Gaming*                    7,900     317,975
  Coachmen Industry Inc            19,000     539,125
  Hilton Hotels Corp                9,000     235,125
  Thor Industry Inc                13,000     328,250
                                          ------------
                                            1,420,475
                                          ------------

See notes to financial statements and notes to schedules of investments



PREFERRED SMALLCAP FUND (continued)

----------------------------------------------------------
COMMON STOCK                      SHARES        VALUE
----------------------------------------------------------


MANUFACTURING - 5.67%
  Coastcast Corp*                  26,200   $ 379,900
  Day Runner Inc*                  10,600     206,700
  Falcon Building Products Inc
   Class A*                        23,000     339,250
  Furniture Brands International
   Inc*                            62,300     872,200
  Global Industrial Technologies
   Inc*                            10,200     225,675
  Graco Inc                        16,700     409,150
  Kimball International Inc
   Class B                          4,500     186,188
  Mohawk Industry Inc*             11,500     253,000
  Robbins & Myers Inc              12,300     307,500
  Tredegar Industry Inc            18,800     754,350
                                          ------------
                                            3,933,913
                                          ------------

METALS & MINING - 8.82%
  Chase Brass Industry Inc*        25,600     508,800
  Cleveland Cliffs Inc              6,500     294,938
  Kaydon Corp                       8,200     386,425
  Medusa Corp                      14,700     505,313
  Mueller Industry Inc*            10,100     388,850
  Oregon Steel Mills Inc           37,000     619,750
  Quanex Corp                       4,600     125,925
  RMI Titanium Co*                 36,500   1,026,563
  Reliance Steel & Aluminum Co     19,400     679,000
  Southdown Inc                    26,600     827,925
  Texas Industry Inc               15,000     759,375
                                          ------------
                                            6,122,864
                                          ------------

OFFICE EQUIPMENT & COMPUTERS - 3.94%
  CompUSA Inc*                     20,000     412,500
  Herman Miller Inc                20,100   1,138,163
  Inacom Corp*                     20,000     800,000
  Trident Microsystems Inc*        22,600     381,375
                                          ------------
                                            2,732,038
                                          ------------

PAPER & FOREST PRODUCTS - 2.37%
  Caraustar Industry Inc            7,400     246,050
  Florida Rock Industry Inc         7,100     232,525
  Mosinee Paper Corp               12,700     450,850
  Rock Tenn Co  Class A            15,840     312,840
  Universal Forest Products Inc    30,300     401,475
                                          ------------
                                            1,643,740
                                          ------------

PUBLISHING & BROADCASTING - 1.53%
  Media Gen Inc  Class A           13,000     393,250
  Merrill Corp                     29,200     671,600
                                          ------------
                                            1,064,850
                                          ------------

SERVICE INDUSTRIES - .37%
  Hughes Supply Inc                 5,900     254,438
                                          ------------


------------------------------------------------------
COMMON STOCK                       SHARES       VALUE
------------------------------------------------------

TELECOMMUNICATIONS - .34%
  Mastec Inc*                       4,400   $ 233,188
                                          ------------

TRANSPORTATION - 7.49%
  APL Ltd                          22,000     519,750
  Alaska Air Group Inc*            31,700     665,700
  Atlantic Southeast Airlines Inc  10,000     218,750
  Avondale Industry Inc*           23,900     513,850
  Comair Holdings Inc              15,050     361,200
  Continental Airlines Inc
   Class B*                        32,000     904,000
  Interpool Inc                    29,800     696,575
  Midwest Express Holdings Inc*    12,000     432,000
  USAir Group Inc*                 38,100     890,588
                                          ------------
                                            5,202,413
                                          ------------

UTILITIES & POWER - 2.89%
  Commonwealth Energy System       33,500     787,250
  TNP Enterprises Inc              24,600     673,425
  United Illuminating Co           17,500     549,063
                                          ------------
                                            2,009,738
                                          ------------

TOTAL COMMON STOCK
  (Cost - $56,725,509)                     67,914,118
                                          ------------


----------------------------------------------------------
SHORT TERM OBLIGATIONS - 1.80%      SHARES       VALUE
----------------------------------------------------------


SHORT TERM INVESTMENT
FUND - 1.80%
  State Street Global
   Advisors Funds              1,247,490    1,247,490
                                          ------------

TOTAL SHORT TERM OBLIGATIONS
  (Cost - $1,247,490)                       1,247,490
                                          ------------

TOTAL INVESTMENTS - 99.65%
  (Cost - $57,972,999)                     69,161,608
                                          ------------

OTHER ASSETS AND LIABILITIES - .35%           246,622
                                          ------------

TOTAL NET ASSETS - 100%                   $69,408,230
                                          ============

See notes to financial statements and notes to schedules of investments



PREFERRED ASSET ALLOCATION FUND

------------------------------------------------------
COMMON STOCK - 46.23%              SHARES       VALUE
------------------------------------------------------


AEROSPACE - .80%
  Boeing Co                         3,163   $ 336,464
  General Dynamics Corp               600      42,300
  Lockheed Martin Corp              1,819     166,439
  McDonnell Douglas Corp            1,920     122,880
  Northrop Grumman Corp               300      24,825
  United Technologies Corp          2,380     157,080
                                          ------------
                                              849,988
                                          ------------

AUTOMOTIVE - 1.07%
  Chrysler Corp                     6,616     218,328
  Cooper Tire & Rubber                500       9,875
  Cummins Engine Inc                  200       9,200
  Dana Corp                         1,140      37,193
  Eaton Corp                          870      60,683
  Echlin Inc                          300       9,488
  Ford Motor Co                    10,100     321,938
  General Motors Corp               6,550     365,163
  Goodyear Tire & Rubber            1,420      72,953
  Navistar International Corp         410       3,741
  Paccar Inc                          470      31,960
                                          ------------
                                            1,140,522
                                          ------------

BANKS - 3.64%
  Banc One Corp                     3,864     166,152
  Bank New York Inc                 3,600     121,500
  Bank of Boston Corp               1,300      83,525
  Bankamerica Corp                  3,250     324,188
  Bankers Trust NY Corp               740      63,825
  Barnett Banks Inc                 1,800      74,025
  Boatmens Bancshares Inc             900      58,050
  Chase Manhattan Corp              3,921     349,949
  Citicorp                          4,150     427,450
  Comerica Inc                      1,000      52,375
  Corestates Financial Corp         1,900      98,563
  Fifth Third Bancorp                 800      50,250
  First Bank System Inc             1,200      81,900
  First Chicago NBD Corp            2,843     152,811
  First Union Corp                  2,397     177,378
  Fleet Financial Group Inc         2,244     111,920
  J P Morgan & Co Inc               1,620     158,153
  Keycorp                           2,100     106,050
  MBNA Corp                         1,275      52,913
  Mellon Bank Corp                  1,300      92,300
  National City Corp                1,900      85,263
  Nationsbank Corp                  2,500     244,375
  Norwest Corp                      3,050     132,675
  PNC Bank Corp                     2,830     106,479
  Republic NY Corp                    600      48,975
  Suntrust  Banks Inc               2,100     103,425
  US Bancorp                          800      35,950



--------------------------------------------------------
COMMON STOCK                       SHARES       VALUE
--------------------------------------------------------


BANKS  (continued)
  Wachovia Corp                     1,530    $ 86,445
  Wells Fargo & Co                    909     245,203
                                          ------------
                                            3,892,067
                                          ------------

CHEMICALS - 1.39%
  Air Products & Chemicals Inc      1,030      71,199
  B F Goodrich Co                     200       8,100
  Dow Chemical Co                   2,280     178,695
  DuPont E I de Nemours & Co        4,770     450,169
  Eastman Chemical Co                 775      42,819
  Engelhard Corp                    1,667      31,881
  Freeport McMoRan Copper and
    Gold Inc Class B                2,100      62,738
  Great Lakes Chemical Corp           670      31,323
  Hercules Inc                      1,020      44,115
  International Flavours            1,040      46,800
  Monsanto Co                       5,000     194,375
  Morton International Inc          1,510      61,533
  Nalco Chemical Co                   940      33,958
  Praxair Inc                       1,530      70,571
  Rohm & Haas Co                      720      58,770
  Union Carbide Corp                1,320      53,955
  W R Grace & Co                      790      40,883
                                          ------------
                                            1,481,884
                                          ------------

COMPUTER SOFTWARE - 1.50%
  Autodesk Inc                        300       8,400
  Automatic Data Processing Inc     2,730     117,049
  Computer Associates
   International Inc                3,212     159,797
  Computer Sciences Corp*             500      41,063
  First Data Corp                   3,800     138,700
  Microsoft Corp*                  10,300     851,038
  Novell Inc*                       3,700      35,034
  Oracle System Corp*               5,857     244,530
  Shared Medical System               100       4,925
                                          ------------
                                            1,600,536
                                          ------------

CONGLOMERATES - 2.00%
  Alco Standard Corp                  600      30,975
  Allied Signal Inc                 2,530     169,510
  General Electric                 14,720   1,455,440
  Harcourt General Inc                400      18,450
  Household International Inc         500      46,125
  ITT Corp                          1,060      45,978
  Pall Corp                           633      16,142
  Rockwell International Corp       2,000     121,750
  TRW Inc                           1,400      69,300
  Tenneco Inc                       1,690      76,261
  Textron Inc                         840      79,170
  Whitman Corp                        600      13,725
                                          ------------
                                            2,142,826
                                          ------------

See notes to financial statements and notes to schedules of investments



 PREFERRED ASSET ALLOCATION FUND (continued)

------------------------------------------------------
COMMON STOCKS                       SHARES     VALUE
------------------------------------------------------


CONSUMER PRODUCTS - 4.42%
  Alberto Culver Co    Class B        200     $ 9,600
  American Brands Inc               1,560      77,415
  Anheuser Busch Cos Inc            4,580     183,200
  Armstrong World Industries Inc      200      13,900
  Avon Products Inc                 1,350      77,119
  Brown Forman Corp  Class B          400      18,300
  Circuit City Stores Inc             500      15,063
  Clorox Co                           530      53,199
  Coca Cola Co                     21,980   1,156,698
  Colgate Palmolive Co              1,260     116,235
  Coors Adolph Co  Class B            200       3,800
  Ecolab Inc                          400      15,050
  Fruit Of The Loom Inc Class A*      600      22,725
  Gillette Co                       3,920     304,780
  Lix Claiborne                       780      30,128
  Masco Corp                        1,570      56,520
  Maytag Corp                         600      11,850
  Nike Inc                          2,580     154,155
  Pepsico Inc                      13,780     403,065
  Philip Morris Cos Inc             7,220     813,153
  Procter & Gamble Co               5,950     639,625
  Reebok International Ltd*           520      21,840
  Russell Corp                        200       5,950
  Seagram Ltd                       3,370     130,588
  Stride Rite Corp                    300       3,000
  Tupperware Corp                     300      16,088
  UST Inc                           1,860      60,218
  Unilever N V                      1,370     240,093
  V F Corp                            580      39,150
  Whirlpool Corp                      830      38,699
                                          ------------
                                            4,731,206
                                          ------------

CONTAINERS & PACKING - .10%
  Ball Corp                           200       5,200
  Bemis Inc                           300      11,063
  Crown Cork & Seal Inc               970      52,744
  Stone Container Corp                506       7,527
  Temple Inland Inc                   600      32,475
                                          ------------
                                              109,009
                                          ------------

DISCOUNT & FASHION RETAILING - 1.59%
  AutoZone Inc                        500      13,626
  Brown Group Inc                     100       1,838
  Charming Shoppes Inc                600       3,038
  Dayton Hudson Corp                2,190      85,958
  Dillard Dept Stores Inc  Class A  1,210      37,359
  Federated Dept Stores Inc*        1,800      61,425
  Gap Inc                           2,740      82,543
  Home Depot Inc                    4,286     214,836



------------------------------------------------------
COMMON STOCK                       SHARES       VALUE
------------------------------------------------------


DISCOUNT & FASHION RETAILING
(continued)
  J C Penney Inc                    2,100   $ 102,375
  K Mart Corp*                      4,430      45,961
  Limited Inc                       2,442      44,872
  Lowes Companies Inc                 900      31,950
  May Dept Stores Co                2,410     112,668
  Mercantile Stores Inc               200       9,875
  Nordstrom Inc                       910      32,248
  Payless ShoeSource Inc               24         900
  Pep Boys-Manny Moe & Jack           300       9,225
  Price Costco Inc*                 2,065      51,883
  Sears Roebuck & Co                3,600     166,050
  TJX Cos Inc                         400      18,950
  Toys R Us Inc*                    2,670      80,100
  Wal Mart Stores Inc              20,110     460,016
  Woolworth Corp*                   1,400      30,625
                                          ------------
                                            1,698,321
                                          ------------

ELECTRICAL & ELECTRONICS - 2.10%
  Advanced Micro Devices Inc          600      15,450
  Amp Inc                           2,228      85,500
  Cooper Industries Inc             1,282      54,004
  Emerson Electric Co               1,990     192,533
  General Instrument Corp*          1,100      23,788
  Harris Corp                         200      13,725
  Honeywell Inc                     1,290      84,818
  Intel Corp                        7,260     950,606
  Johnson Controls Inc                200      16,575
  LSI Logic Corp*                   1,200      32,100
  Micron Technology Inc             2,000      58,250
  Millipore Corp                      200       8,275
  Motorola Inc                      5,200     319,150
  National Semiconductor Corp         700      17,063
  National Service Industries         300      11,213
  Perkin Elmer Corp                   200      11,775
  Raychem Corp                        200      16,025
  Raytheon Co                       2,300     110,688
  Tektronix Inc                       200      10,250
  Texas Instruments Inc             1,720     109,650
  Thermo Electron Corp                600      24,752
  Thomas & Betts Corp                 200       8,875
  Westinghouse Electric Corp        3,820      75,923
                                          ------------
                                            2,250,988
                                          ------------

FINANCE - 3.27%
  Aetna Life & Casualty Co          1,366     109,280
  Alexander & Alexander Services      200       3,475
  Allstate Corp                     4,029     233,178
  American Express Co               4,350     245,775
  American General Corp             2,000      81,750
  American International Group Inc  4,085     442,201
  Aon Corp                            600      37,275

See notes to financial statements and notes to schedules of investments


------------------------------------------------------
COMMON STOCK                       SHARES       VALUE
------------------------------------------------------


FINANCE (continued)
  Beneficial Corp                     300    $ 19,013
  Chubb Corp                        1,560      83,850
  Cigna Corp                          640      87,440
  Dean Witter Discover & Co         1,589     105,271
  Federal Home Loan Mortgage Corp   1,620     178,403
  Federal National Mortgage
   Association                      9,600     357,600
  General Reinsurance Corp            640     100,960
  Golden West Financial Corp          760      47,975
  Great Western Financial Corp        700      20,300
  Green Tree Financial Corp         1,300      50,213
  H F Ahmanson & Co                   600      19,500
  H & R Block Inc                   1,260      36,540
  ITT Hartford Group Inc            1,060      71,550
  Jefferson Pilot Corp                860      48,698
  Lincoln National Corp               980      51,450
  Loews Corp                        1,000      94,250
  MBIA Inc                            200      20,250
  MGIC Investment Corp                500      38,000
  Marsh & McLennan Companies          730      75,920
  Merrill Lynch & Co Inc            1,710     139,365
  Morgan Stanley Group Inc          1,000      57,125
  Providian Corp                    1,080      55,485
  Safeco Corp                       1,160      45,748
  Salomon Inc                       1,100      51,838
  St. Paul Companies Inc              840      49,245
  Torchmark Inc                       800      40,400
  Transamerica Corp                   770      60,830
  Travelers Group Inc               5,877     266,669
  US Life Corp                        225       7,481
  USF&G Corp                          600      12,525
  Unum Corp                           700      50,575
                                          ------------
                                            3,497,403
                                          ------------

FOOD - 1.50%
  Albertsons Inc                    2,510      89,419
  American Stores Co                1,520      62,130
  Archer Daniels Midland Co         4,888     107,536
  CPC International Inc             1,300     100,750
  Campbell Soup Co                  2,200     176,550
  ConAgra Inc                       2,070     102,983
  Fleming Cos Inc                     200       3,450
  General Mills Inc                 1,530      96,964
  Giant Foods Inc  Class A            300      10,350
  Great Atlantic & Pacific Tea Inc    200       6,375
  H J Heinz Co                      3,115     111,361
  Hershey Food Corp                 1,320      57,750
  Kellogg Co                        1,910     125,344
  Kroger Co                           700      32,550
  Pioneer Hi Bred International Inc   880      61,600
  Quaker Oats Co                    1,260      48,038
  Ralston Purina Co                 1,010      74,109



--------------------------------------------------------
COMMON STOCK                       SHARES       VALUE
--------------------------------------------------------


FOOD (continued)

  Sara Lee Corp                     4,160   $ 154,960
  Supervalu Inc                       400      11,350
  Sysco Corp                        1,920      62,640
  Winn Dixie Stores Inc             1,440      45,540
  Wrigley Wm Jr Co                  1,070      60,188
                                          ------------
                                            1,601,937
                                          ------------

FUEL - 4.24%
  Amerada Hess Corp                 1,010      58,454
  Amoco Corp                        4,260     342,930
  Ashland Inc                         300      13,163
  Atlantic Richfield Co             1,390     184,175
  Baker Hughes Inc                  1,500      51,750
  Burlington Resources Inc          1,250      62,969
  Chevron Corp                      5,760     374,400
  Coastal Corp                      1,040      50,830
  Dresser Industries Inc            1,950      60,450
  Exxon Corp                       10,820   1,060,360
  Halliburton Co                    1,110      66,878
  Helmerich & Payne Inc               100       5,213
  Kerr McGee Corp                     300      21,600
  Louisiana Land & Exploration Co     200      10,725
  Mobil Corp                        3,510     429,098
  Occidental Petroleum Corp         2,910      68,021
  Oneok Inc                           100       3,000
  Oryx Energy Co*                   1,590      39,353
  Panenergy Corp                      800      36,000
  Pennzoil Co                         660      37,290
  Phillips Petroleum Co             2,460     108,855
  Rowan Cos Inc                       500      11,313
  Royal Dutch Petroleum Co          4,550     776,913
  Santa Fe Energy Resources Inc       500       6,938
  Schlumberger Ltd                  2,130     212,734
  Sun Inc                             921      22,449
  Texaco Inc                        2,360     231,575
  USX Marathon Group                2,700      64,463
  Unocal Corp                       2,400      97,500
  Western Atlas Inc                   300      21,263
                                          ------------
                                            4,530,662
                                          ------------

HEALTH CARE - 4.91%
  Abbott Labs                       6,740     342,055
  Allergan Inc                        770      27,431
  Alza Corp*                        1,100      28,463
  American Home Products Corp       5,420     317,748
  Amgen Inc*                        2,380     129,413
  Bausch & Lomb Inc                   780      27,300
  Baxter International Inc          2,380      97,580
  Becton Dickinson & Co             1,360      58,990
  Beverly Enterprises Inc             500       6,375
  Biomet Inc                        1,400      21,175

See notes to financial statements and notes to schedules of investments


 PREFERRED ASSET ALLOCATION FUND (continued)

------------------------------------------------------
COMMAON STOCKS                     SHARES      VALUE
------------------------------------------------------


HEALTHCARE (continued)
  Boston Scientific Corp*           1,500    $ 90,000
  Bristol Myers Squibb Co           4,340     471,975
  C R Bard Inc                        300       8,400
  CVS Corp                          1,090      45,099
  Columbia Healthcare Corp          5,949     242,422
  Eli Lilly & Co                    4,474     326,602
  Guidant Corp                        750      42,750
  Humana Inc*                       1,500      28,688
  Johnson & Johnson                11,320     563,170
  Longs Drug Stores Corp              100       4,913
  Mallinckrodt Group Inc              400      17,650
  Manor Care Inc                      300       8,100
  Medtronic Inc                     2,120     144,160
  Merck & Co Inc                   10,730     850,353
  Pfizer Inc                        5,600     464,100
  Pharmacia & Upjohn Inc            4,353     172,488
  Rite Aid Corp                       500      19,875
  Schering Plough Corp              3,240     209,790
  Sigma Aldrich                       600      37,463
  St. Jude Medical Inc*               900      38,363
  Tenet Healthcare Corp*            1,960      42,875
  United Healthcare Corp            1,600      72,000
  United States Surgical Corp         600      23,625
  Walgreen Co                       2,360      94,400
  Warner Lambert Co                 2,320     174,000
                                          ------------
                                            5,249,791
                                          ------------

HOUSING & REAL ESTATE - .17%
  Centex Corp                         200       7,525
  Kaufman & Broad Home Corp           200       2,575
  Owens Corning Fiberglass Corp       300      12,788
  PPG Industries Inc                1,780      99,903
  Pulte Corp                          100       3,075
  Sherwin Williams Co               1,040      58,240
                                          ------------
                                              184,106
                                          ------------

LEISURE TIME INDUSTRIES - 1.20%
  American Greetings Corp  Class A    400      11,350
  Brunswick Corp                    1,080      25,920
  Darden Restaurants Inc            1,730      15,138
  Eastman Kodak Co                  3,030     243,158
  Fleetwood Enterprises Inc           200       5,500
  HFS Inc*                          1,200      71,700
  Handleman Co                        200       1,700
  Harrahs Entertainment Inc           550      10,931
  Hasbro Inc                          940      36,543
  Hilton Hotels Corp                2,420      63,223
  King World Productions Inc          200       7,375
  Lubys Cafeterias Inc                100       1,988
  Mattel Inc                        2,669      74,065



-------------------------------------------------------
COMMON STOCK                       SHARES       VALUE
-------------------------------------------------------


LEISURE TIME INDUSTRIES
(continued)
  McDonalds Corp                    6,100   $ 276,025
  Outboard Marine Corp                100       1,650
  Polaroid Corp                       200       8,700
  Ryans Family Steak Houses Inc       300       2,063
  Shoneys Inc                         200       1,400
  Walt Disney Co                    5,960     414,965
  Wendys International Inc            600      12,300
                                          ------------
                                            1,285,694
                                          ------------

MANUFACTURING - 1.18%
  Applied Materials Inc*            1,800      64,688
  Avery Dennison Corp                 600      21,225
  Black & Decker Corp                 500      15,063
  Briggs & Stratton Corp              200       8,800
  Case Corp                           800      43,600
  Caterpillar Inc                   1,860     139,965
  Cincinnati Milacron Inc             200       4,375
  Corning Inc                       2,250     104,063
  Crane Co                            300       8,700
  Deere & Co                        2,560     104,000
  Dover Corp                          600      30,150
  FMC Corp                            200      14,025
  General Signal Corp                 300      12,825
  Giddings & Lewis Inc                200       2,575
  Harnischfeger Industries Inc        300      14,438
  ITT Industry Inc*                 1,060      25,970
  Illinois Tool Works Inc           1,110      88,661
  Ingersoll Rand Co                 1,140      50,730
  Jostens Inc                         200       4,225
  Minnesota Mining & Mfg Corp       3,760     311,610
  Newell Co                         1,660      52,290
  Parker Hannifin Corp                450      17,438
  Rubbermaid Inc                    1,580      35,945
  Snap On Inc                         300      10,688
  Springs Industries Inc              100       4,300
  Stanley Works                       400      10,800
  Timken Co                           200       9,175
  Trinova Corp                        200       7,275
  Tyco International Ltd              800      42,300
                                          ------------
                                            1,259,899
                                          ------------

METALS & MINING - .61%
  Alcan Aluminum Ltd                2,010      67,586
  Allegheny Teldyne Inc               977      22,471
  Aluminum Company of America       1,700     108,375
  Armco Inc                           600       2,475
  Asarco Inc                          200       4,975
  Barrick Gold Corp                 3,300      94,875
  Battle Mountain Gold Company      2,200      15,125
  Bethleham Steel Corp                600       5,400
  Cyprus Amax Minerals Co           1,060      24,778
  Echo Bay Mines Ltd                  800       5,300

See notes to financial statements and notes to schedules of investments



--------------------------------------------------------
COMMON STOCK                       SHARES       VALUE
--------------------------------------------------------


METALS & MINING (continued)
  Homestake Mining Co               1,790    $ 25,508
  Inco Ltd                          1,460      46,538
  Inland Steel Industries Inc         300       6,000
  Newmont Mining Corp                 474      21,212
  Nucor Corp                          500      25,500
  Phelps Dodge Corp                   630      42,525
  Placer Dome Inc                   2,150      46,763
  Reynolds Metals Co                  600      33,825
  Santa Fe Pacific Gold Corp          700      10,763
  USX US Steel                      1,000      31,375
  Worthington Industries Inc          450       8,156
                                          ------------
                                              649,525
                                          ------------

OFFICE EQUIPMENT & COMPUTERS - 2.53%
  3Com Corp*                        1,600     117,400
  Amdahl Corp*                      1,710      20,734
  Apple Computer*                   1,250      26,094
  Bay Networks Inc*                 1,800      37,575
  Cabletron Systems Inc*            1,200      39,900
  Ceridian Corp                       400      16,200
  Cisco Systems Inc*                5,720     363,935
  Compaq Computer Corp*             2,380     176,715
  Data General Corp                   200       2,900
  De Luxe Corp                      1,150      37,663
  Dell Computer Corp*               1,700      90,313
  Digital Equipment Corp*           1,510      54,926
  E M C Corp*                       2,000      66,250
  Hewlett Packard Co                9,020     453,255
  Intergraph Corp                     300       3,075
  International Business Machines   4,850     732,350
  John H Harland Co                   200       6,600
  Moore Corp Ltd                      500      10,188
  Pitney Bowes Inc                  1,500      81,750
  Seagate Technology*               2,100      82,950
  Silicon Graphics Inc*             1,800      45,900
  Sun Microsystems Inc              2,000      51,375
  Tandem Computers Inc                600       8,250
  Tandy Corp                          400      17,600
  Unisys Corp                         900       6,075
  Xerox Corp                        3,020     158,928
                                          ------------
                                            2,708,901
                                          ------------

PAPER & FOREST PRODUCTS - .66%
  Boise Cascade Corp                  300       9,525
  Champion International Corp         900      38,925
  Georgia Pacific Corp                810      58,320
  International Paper Co            2,580     104,168
  James River Corp                    500      16,563
  Kimberly Clark Corp               2,473     235,553
  Louisiana Pacific Corp            1,260      26,618
  Mead Corp                           300      17,438
  Potlatch Corp                       200       8,600



--------------------------------------------------------
COMMON STOCK                       SHARES       VALUE
--------------------------------------------------------


PAPER & FOREST PRODUCTS
(continued)
  Union Camp Corp                     730    $ 34,858
  Westvaco Corp                     1,200      34,500
  Weyerhaeuser Co                   1,750      82,906
  Willamette Industries Inc           600      41,775
                                          ------------
                                              709,749
                                          ------------

PUBLISHING & BROADCASTING - .76%
  Comcast Corp  Class A             2,350      41,859
  Dow Jones & Co                    1,070      36,246
  Dun & Bradstreet Corp             1,530      36,338
  Gannett Inc                       1,410     105,574
  Knight Ridder Inc                 1,220      46,665
  McGraw Hill Inc                   1,060      48,893
  Meredith Corp                       200      10,550
  New York Times Co  Class A          500      19,000
  Tele Communications Inc  Series A*6,140      80,204
  Time Warner Inc                   4,520     169,500
  Times Mirror Co  Series A         1,000      49,750
  Tribune Co                          710      56,001
  Viacom  Class B*                  3,350     116,831
                                          ------------
                                              817,411
                                          ------------

SERVICE INDUSTRIES - .66%
  Browning Ferris Industries Inc    2,100      55,125
  CUC International Inc*            3,725      88,469
  Cognizant Corp*                   1,530      50,490
  EG & G Inc                          300       6,038
  Fluor Corp                          850      53,338
  Foster Wheeler Corp                 200       7,425
  Genuine Parts Co                  1,350      60,075
  Interpublic Goup Cos Inc            400      19,000
  Laidlaw Inc  Class B              3,200      36,800
  Marriot International Inc         1,280      70,720
  McDermott International Inc         300       4,988
  R R Donnelley & Sons Co           1,370      42,984
  Safety Kleen Corp                 1,190      19,486
  Service Corp International        1,200      33,600
  W W Grainger Inc                    300      24,075
  WMX Technologies Inc              4,230     138,004
                                          ------------
                                              710,617
                                          ------------

TELECOMMUNICATIONS - 3.49%
  Airtouch Communications Inc*      4,560     115,140
  Alltel Corp                       1,500      47,063
  American Telephone &
   Telegraph Inc                   13,840     602,040
  Ameritech Corp                    4,790     290,394
  Andrew Corp                         337      17,882
  Bell Atlantic Corp                3,800     246,050
  Bellsouth Corp                    8,660     349,648
  DSC Communications Inc              600      10,725
  GTE Corp                          8,410     382,655

See notes to financial statements and notes to schedules of investments


 PREFERRED ASSET ALLOCATION FUND (continued)

------------------------------------------------------
COMMON STOCKS                      SHARES       VALUE
------------------------------------------------------


TELECOMMUNICATIONS (continued)
  Lucent Technologies Inc           5,584   $ 258,260
  MCI Communications Corp           6,100     199,394
  Northern Telecom Ltd              2,410     149,119
  Nynex Corp                        3,720     179,025
  Pacific Telesis Group             3,950     145,163
  SBC Communications Inc            5,270     272,723
  Scientific Atlanta Inc              400       6,000
  Sprint Corp                       4,010     159,899
  Tellabs Inc*                      1,800      67,725
  U S West Inc Communications
   Group*                           4,370     140,933
  U S West Inc Media Group*         5,170      95,645
                                          ------------
                                            3,735,483
                                          ------------

TRANSPORTATION - .72%
  AMR Corp*                           760      66,975
  Burlington Northern Santa Fe      1,234     106,587
  CSX Corp                          2,020      85,345
  Caliber System Inc                  370       7,123
  Conrail Inc                         714      71,132
  Delta Airlines Inc                  560      39,690
  Federal Express Corp*             1,100      48,950
  Norfolk Southern Corp             1,150     100,625
  Roadway Express Inc                  50         969
  Ryder System Inc                    400      11,250
  Southwest Airlines Co             1,400      30,975
  US Air Group Inc                    300       7,013
  Union Pacific Corp                2,030     122,054
  Union Pacific Resource Group Inc  2,419      70,756
                                          ------------
                                              769,444
                                          ------------

UTILITIES & POWER - 1.72%
  American Electric Power Inc       1,660      68,268
  Baltimore Gas & Electric Co       1,560      41,730
  Carolina Power & Light Co         1,590      58,035
  Central & South West Corp         1,700      43,563
  Cinergy Corp                        806      26,900
  Columbia Gas Systems Inc            300      19,088
  Consolidated Edison Co            2,110      61,718
  Consolidaed Natural Gas Co        1,030      56,908
  DTE Energy Co                     1,480      47,915
  Dominion Resources Inc            1,560      60,060
  Duke Power Inc                    1,720      79,550
  Eastern Enterprises                 100       3,538
  Edison International              3,830      76,121
  El Paso Natural Gas Co             0.17           9
  Enron Corp                        2,400     103,500
  Enserch Corp                        400       9,200
  Entergy Corp                      1,880      52,170
  FPL Group Inc                     1,590      73,140
  GPU Inc                             600      20,175



--------------------------------------------------------
COMMON STOCK                       SHARES       VALUE
--------------------------------------------------------


UTILITIES & POWER (continued)
  Houston Industries Inc            2,100    $ 47,513
  Niagara Mohawk Power Corp*        1,890      18,664
  Nicor Inc                           300      10,725
  Noram Energy Corp                   700      10,763
  Northern States Power Co            830      38,076
  Ohio Edison Co                    1,650      37,538
  P P & L Resources Inc               900      20,700
  Pacific Enterprises                 500      15,188
  Pacific Gas & Electric Co         3,770      79,170
  Pacificorp                        2,740      56,170
  Peco Energy Corp                  2,150      54,288
  Peoples Energy Corp                 200       6,775
  Public Service Enterprise Group   2,130      58,043
  Sonat Inc                           500      25,750
  Southern Co                       5,690     128,736
  Texas Utilities Co                1,970      80,278
  Unicom Corp                       2,060      55,878
  Union Electric Co                 1,050      40,425
  Williams Cos Inc                    806      30,206
  Worldcom Inc*                     4,900     127,642
                                          ------------
                                            1,844,116
                                          ------------

TOTAL COMMON STOCK
  (Cost - $30,822,241)                     49,452,085
                                          ------------


------------------------------------------------------
FIXED INCOME - 26.24%                 PAR       VALUE
------------------------------------------------------


U.S. TREASURY - 26.24%
  United States Treasury
   Bonds
  6.00%  15 Feb 2026          $ 1,325,000   1,205,962
  6.25%  15 Aug 2023 #          2,295,000   2,151,563
  6.875%  15 Aug 2025             500,000     509,845
  7.125%  15 Feb 2023 #         1,140,000   1,190,228
  7.25%  15 May 2016 #          1,125,000   1,187,933
  7.25%  15 Aug 2022 #            340,000     359,655
  7.50%  15 Nov 2016            1,390,000   1,504,675
  7.625%  15 Nov 2022 #           805,000     888,648
  7.625%  15 Feb 2025           1,860,000   2,066,051
  7.875%  15 Nov 2007 #           175,000     188,125
  8.00%  15 Nov 2021 #            930,000   1,066,301
  8.125%  15 Aug 2019 #           830,000     960,078
  8.125%  15 May 2021             669,000     776,247
  8.125%  15 Aug 2021 #         1,480,000   1,718,191
  8.50%  15 Feb 2020            1,160,000   1,393,264
  8.75%  15 May 2017 #            350,000     427,056
  8.75%  15 May 2020              830,000   1,021,805
  8.75%  15 Aug 2020 #            500,000     616,015
  8.875%  15 Aug 2017 #           900,000   1,111,644
  8.875%  15 Feb 2019 #           780,000     968,300
  9.00%  15 Nov 2018 #            100,000     125,484
  9.125%  15 May 2009 #           355,000     408,861

See notes to financial statements and notes to schedules of investments



------------------------------------------------------
FIXED INCOME                          PAR       VALUE
------------------------------------------------------


U.S. TREASURY (continued)
  United States Treasury
   Bonds
  9.125%  15 May 2018           $ 510,000   $ 646,027
  9.25%  15 Feb 2016 #            200,000     253,906
  9.875%  15 Nov 2015 #           750,000   1,001,835
  10.375%  15 Nov 2009            180,000     222,385
  10.375%  15 Nov 2012 #          150,000     193,172
  10.625%  15 Aug 2015            100,000     141,391
  11.25%  15 Feb 2015 #           420,000     620,222
  11.75%  15 Feb 2010 #           295,000     391,751
  11.75%  15 Nov 2014 #           505,000     726,806
  12.00%  15 Aug 2013 #           745,000   1,065,700
  12.50%  15 Aug 2014             230,000     343,741
  12.75%  15 Nov 2010             440,000     622,807
                                          ------------
                                           28,075,674
                                          ------------


TOTAL FIXED INCOME
  (Cost - $27,553,411)                     28,075,674
                                          ------------

------------------------------------------------------
SHORT TERM OBLIGATIONS - 27.23%       PAR       VALUE
------------------------------------------------------


COMMERCIAL PAPER - 17.47%
  American Telephone &
   Telegraph Co
    5.26%  20 Jun 1997 #@       1,500,000   1,461,090

  Associates Corp of North
   America
    6.57%  2 Jan 1997 #@        1,696,558   1,696,249

  Ciesco Inc
    5.27%  14 Mar 1997 #@       1,500,000   1,482,750
  Corporate Asset Fund
    5.30%  14 Mar 1997 #@       1,500,000   1,482,345
  Ford Motor Credit
    5.32%  21 Mar 1997 #@       1,000,000     987,350
  General Electric
   Capital Corp
    5.33%  27 Mar 1997 #@       1,000,000     986,570
  Golden Peanut Co
    5.28%  20 Mar 1997 #@       1,500,000   1,481,355
  Minnesota Mining &
   Manufacturing Co
    5.35%  20 Mar 1997 #@       1,277,000   1,261,127
  Repsol International
    5.31%  20 Jun 1997 #@       1,000,000     974,060
  Saint Gobain
    5.31%  17 Jun 1997 #@       1,000,000     974,380
  Toronto Dominion Holdings
    5.32%  18 Jun 1997 #@       1,500,000   1,461,540
  Transamerica Finance
   Group Inc
    5.43%  21 Mar 1997 #@       1,500,000   1,480,965
  USAA Capital Corp
    5.29%  21 Mar 1997 #@       1,500,000   1,481,130
  Xerox Corp
    5.27%  10 Mar 1997 #@       1,500,000   1,483,605
                                          ------------
                                           18,694,516
                                          ------------



-------------------------------------------------------
SHORT-TERM OBLIGATIONS         PAR/SHARES       VALUE
-------------------------------------------------------


REPURCHASE AGREEMENTS -7.56%
   State Street Repo
  4.75% 2 Jan 1997
  (Cost - $8,094,000)
  (Dated 12/31/96, due
  1/2/97, collateralized by
  $5,630,000 U.S. Treasury
  Bond 10.625%,
  8/15/15, Market Value
  $8,262,903, Repurchase
  Proceeds $8,096,136) #      $ 8,094,000  $ 8,094,000
                                          ------------

SHORT TERM
 INVESTMENT FUND -.82%
State Street Global Advisors
Funds  #                          872,970      872,970
                                          ------------

U.S.TREASURY - 1.38%
  United States Treasury Bills
    4.81%  20 Mar 1997 #@        $ 50,000      49,844
    4.94%  27 Mar 1997 #@         660,000     652,225
    5.07%  19 Jun 1997 #@         500,000     488,050
    5.25%  20 Mar 1997 #@         285,000     281,970
                                          ------------
                                            1,472,089
                                          ------------

TOTAL SHORT TERM OBLIGATIONS
  (Cost - $29,149,501)                     29,133,575
                                          ------------

TOTAL INVESTMENTS - 99.70%
  (Cost - $87,525,153)                    106,661,334
                                          ------------

OTHER ASSETS AND LIABILITIES - .30%           315,633
                                          ------------

TOTAL NET ASSETS - 100%                  $106,976,967
                                          ============


 PREFERRED BALANCED FUND

-------------------------------------------------------
COMMON STOCK - 49.64%              SHARES       VALUE
-------------------------------------------------------


AEROSPACE - .32%
  Boeing Co                         1,320   $ 140,415
                                          ------------

AUTOMOTIVE - 3.18%
  General Motors Corp              20,090   1,120,018
  General Motors Corp  Class H      4,600     258,750
                                          ------------
                                            1,378,768
                                          ------------

BANKS - 3.02%
  Chase Manhattan Corp              3,620     323,085
  Fleet Financial Group Inc         8,440     420,945
  Hibernia Corp  Class A           42,800     567,100
                                          ------------
                                            1,311,130
                                          ------------

CHEMICALS - 2.00%
  Betzdearborn Inc                  8,900     520,650
  Dexter Corp                      10,890     347,119
                                          ------------
                                              867,769
                                          ------------

See notes to financial statements and notes to schedules of investments


 PREFERRED BALANCED FUND (continued)

-------------------------------------------------------
COMMON STOCKS                      SHARES       VALUE
-------------------------------------------------------


COMPUTER SOFTWARE - 1.00%
  Geoworks *                        9,600   $ 235,200
  Macromedia Inc *                 11,000     198,000
                                          ------------
                                              433,200
                                          ------------

CONGLOMERATES - .64%
  Alco Standard Corp                5,400     278,775
                                          ------------
DISCOUNT & FASHION
 RETAILING - 1.37%
  Limited Inc                      32,333     594,119
                                          ------------

ELECTRICAL & ELECTRONICS - 2.60%
  International Rectifier Corp *    8,600     131,150
  Millipore Corp                    7,800     322,725
  Westinghouse Electric Corp       34,000     675,750
                                          ------------
                                            1,129,625
                                          ------------

FINANCE - 2.06%
  Cigna Corp                        6,550     894,894
                                          ------------

FUEL - 4.54%
  Amerada Hess                     10,700     619,263
  Anadarko Petroleum Corp           6,620     428,645
  Dresser Industries Inc           23,380     724,780
  Unocal Corp                       4,800     195,000
                                          ------------
                                            1,967,688
                                          ------------

HEALTH CARE - 1.56%
  Chiron Corp *                     2,080      38,740
  Smithkline Beecham PLC  Class A  ADR4,330   294,440
  Vertex Pharmaceuticals Inc *      8,540     343,735
                                          ------------
                                              676,915
                                          ------------

HOUSING & REAL ESTATE - 1.45%
  Avalon Properties Inc            13,350     383,813
  York International Corp           4,360     243,615
                                          ------------
                                              627,428
                                          ------------

LEISURE TIME INDUSTRIES - .66%
  Hilton Hotels Corp               10,100     263,863
  Interstate Hotels Co *              800      22,600
                                          ------------
                                              286,463
                                          ------------

MANUFACTURING - 1.82%
  Caterpillar Inc                   2,500     188,125
  Harnischfeger Industries Inc      3,850     185,281
  Kennametal Inc                   10,700     415,963
                                          ------------
                                              789,369
                                          ------------



-------------------------------------------------------
COMMON STOCK                       SHARES       VALUE
-------------------------------------------------------


METALS & MINING - 4.22%
  Asarco Inc                       13,800   $ 343,275
  J&L Specialty Steel Inc          11,600     131,950
  Minerals Technologies Inc         4,630     189,830
  Newmont Mining Corp              10,080     451,080
  Reynolds Metal Co                 7,950     448,181
  USX US Steel                      8,420     264,178
                                          ------------
                                            1,828,494
                                          ------------

OFFICE EQUIPMENT &
 COMPUTERS - 4.57%
  Hewlett Packard Co                6,680     335,670
  International Business Machines   7,220   1,090,220
  Unisys Corp *                    30,800     207,900
  Xerox Corp                        6,600     347,325
                                          ------------
                                            1,981,115
                                          ------------

PAPER & FOREST PRODUCTS - 1.18%
  Champion International Corp       7,300     315,725
  Mead Corp                         3,350     194,719
                                          ------------
                                              510,444
                                          ------------

PUBLISHING & BROADCASTING - 5.50%
  Dow Jones & Co Inc               18,330     620,929
  McGraw Hill Co Inc               12,060     556,268
  New York Times Co  Class A       20,910     794,580
  Tribune Co                        5,220     411,728
                                          ------------
                                            2,383,505
                                          ------------

SERVICE INDUSTRIES - 1.64%
  CUC International Inc *          10,260     243,675
  Manpower Inc                      7,100     230,750
  Omnicom Group                     5,140     235,155
                                          ------------
                                              709,580
                                          ------------

TELECOMMUNICATIONS - 1.13%
  MCI Communications Corp           8,950     292,553
  Vodafone Group PLC  ADR           4,740     196,118
                                          ------------
                                              488,671
                                          ------------

TRANSPORTATION - 5.18%
  AMR Corp                          4,700     414,188
  Delta Airlines Inc                7,420     525,893
  Ryder System Inc                 18,680     525,369
  Union Pacific Corp                5,250     315,656
  Union Pacific Resources
   Group Inc                       15,944     466,362
                                          ------------
                                            2,247,468
                                          ------------

TOTAL COMMON STOCK
  (Cost - $18,879,769)                     21,525,835
                                          ------------

See notes to financial statements and notes to schedules of investments


-------------------------------------------------------
FIXED INCOME - 33.35%                 PAR       VALUE
-------------------------------------------------------


U.S. TREASURY - 33.35%
 United States Treasury Bonds
    7.875%  15 Feb 2021       $ 2,135,000 $ 2,413,212
    10.75%  15 Aug 2005            70,000      89,807
 United States Treasury Notes
    5.75%  15 Aug 2003          4,060,000   3,938,200
    6.25%  15 Feb 2003            625,000     624,218
    7.50%  15 Nov 2001          4,110,000   4,326,432
    8.875%  15 Nov 1998         2,920,000   3,072,397
                                          ------------
                                           14,464,266
                                          ------------

TOTAL FIXED INCOME
  (Cost - $14,235,057)                     14,464,266
                                          ------------


-------------------------------------------------------
SHORT TERM OBLIGATIONS - 15.89%       PAR       VALUE
-------------------------------------------------------


REPURCHASE AGREEMENTS -15.89%
  State Street Repo 4.75%
  2 Jan 1997 (Cost - $6,893,000)
  (Dated 12/31/96, due 1/2/97,
  collateralized by $4,795,000
  U.S. Treasury Bond 10.625%,
  8/15/15, Market Value
  $7,037,411, Repurchase
  Proceeds $6,894,136)            6,893,000  6,893,000
                                           ------------

TOTAL SHORT TERM OBLIGATIONS
  (Cost - $6,893,000)                       6,893,000
                                          ------------

TOTAL INVESTMENTS - 98.88%
  (Cost - $40,007,826)                     42,883,101
                                          ------------

OTHER ASSETS AND LIABILITIES - 1.12%          487,713
                                          ------------

TOTAL NET ASSETS - 100%                   $43,370,814
                                          ============



PREFERRED FIXED INCOME FUND

-------------------------------------------------------
FIXED INCOME - 95.74%            PAR           VALUE
-------------------------------------------------------


ASSET BACKED - 10.70%
  Aegis Auto Receivables
  Trust ***
    8.39%  20 Oct 2001          $ 769,068   $ 780,604
  Banc One Auto Trust
    6.90%  15 Apr 1998          1,000,000   1,003,120
  Chase Manhattan Credit
  Card Master Trust
    7.04%  15 Feb 2004          1,100,000   1,125,091
  Chevy Chase Auto Receivables
    6.00%  15 Dec 2001            338,695     338,800
  Eaglemark Trust
    6.75%  15 Nov 2002          2,965,315   2,992,181
  First Enterprise ***
    6.84%  15 Jun 2001          1,629,403   1,640,351
  Ford Credit Auto
  Loan Master Trust
    5.50%  15 Feb 2003          1,000,000     965,310
  Reliable Auto Receivable
  Master Trust
    5.80%  15 Mar 2002            748,170     736,948
  Santista Securitization I ***
    8.09%  30 Nov 2006          1,000,000   1,005,000
  Sears Credit Account
  Master Trust II
    6.50%  15 Nov 1999          3,000,000   3,025,290
  Western Financial
    6.05%  1 Nov 2000             449,891     449,610
                                          ------------
                                           14,062,305
                                          ------------

COLLATERALIZED MORTGAGE
OBIGATION - 16.14%
  1345 Funding LLC
  Class C ***
    7.993%  25 May 2006         3,000,000   3,037,969
  CIT Group Securitization
  Corp
    6.25%  20 May 2006          1,129,000   1,089,132
  Crimi Mae Financial Corp
    7.00%  1 Jan 2033             926,092     887,312
  Federal Home Loan Mortgage
  PC Gtd
    5.50%  25 Dec 2008          1,200,000   1,101,744
    6.00%  15 Apr 2006          1,000,000     986,250
    6.50%  15 Nov 2022          5,000,000   4,809,350
    7.00%  15 Aug 2023          1,000,000   1,006,250
  Federal National Mortgage
  Assn REMIC
    5.75%  25 Apr 2019          1,000,000     986,870
    6.50%  25 Jan 2023          1,500,000   1,459,680
  Green Tree Financial Corp
    6.05%  15 Dec 2026            363,502     363,615
  MLIC Commercial Mortgage ***
    6.60%  25 Jul 2027            961,054     954,231
  Merrill Lynch Mortgage
  Investment Inc
    6.96%  21 Nov 2028            750,000     746,250
  Tyron Mortgage Funding Inc
    7.55%  20 Dec 2009          3,750,000   3,772,266
                                          ------------
                                           21,200,919
                                          ------------

See notes to financial statements and notes to schedules of investments


PREFERRED FIXED INCOME FUND (continued)

-------------------------------------------------------
FIXED INCOME                      PAR           VALUE
-------------------------------------------------------


ELECTRIC & OTHER
UTILITIES - 4.37%
  Boston Edison
    7.80%  15 May 2010        $ 1,375,000 $ 1,328,250
    7.80%  15 Mar 2023            500,000     455,490
  Houston Lighting
  & Power Co MTN
    6.50%  21 Apr 2003          1,500,000   1,480,620
  Jersey Central Power
  & Lighting MTN
    6.45%  26 Nov 2001          2,500,000   2,470,250
                                          ------------
                                            5,734,610
                                          ------------

FEDERAL AGENCY POOLED - 5.64%
  Federal Home Loan Mortgage
  Corp
    7.00%  1 Dec 2024             428,075     421,521
    8.00%  1 Jun 2011           1,404,451   1,445,684
    8.00%  1 Jul 2011           1,455,374   1,497,679
    8.00%  1 Aug 2011           1,442,032   1,483,491
    8.00%  1 Aug 2026           2,518,137   2,566,913
                                          ------------
                                            7,415,288
                                          ------------

FINANCE & BANKING - 9.90%
  ABN Amro Bank NV Chicago
    7.55%  28 Jun 2006          1,000,000   1,035,370
  American General Finance
  Corp
    7.25%  1 Mar 1998           1,000,000   1,012,650
  Associates Corp of North
  America MTN
    6.375%  15 Oct 2002         1,800,000   1,765,440
    6.73%  30 Sep 2002            725,000     726,363
  General Motors Acceptance
  Corp
    8.00%  1 Oct 1999           1,500,000   1,560,630
    9.00%  15 Oct 2002            800,000     880,784
  Integra Bank Pittsburgh MTN
    6.55%  15 Jun 2000            650,000     650,241
  M & I Cap Trust A
    7.65%  1 Dec 2026           2,000,000   1,950,980
  NB Cap Tr II
    7.83%  15 Dec 2026          2,000,000   1,999,880
  Security Pacific Corp MTN
    10.30%  15 May 2001         1,250,000   1,420,125
                                          ------------
                                           13,002,463
                                          ------------
FOREIGN CORPORATE - 2.82%
  British Sky Broadcasting
  Group
    7.30%  15 Oct 2006          1,000,000   1,005,620
  Comp de Desarollo Aeropu ***
    10.19%  31 May 2011           500,000     534,600
  Financiera Energet
    9.375%  15 Jun 2006         1,000,000   1,100,625
  Midland Bank PLC
    7.625%  15 Jun 2006           775,000     802,482
  Santander Financial Issuances
  Ltd
    7.875%  15 Apr 2005           250,000     261,575
                                          ------------
                                            3,704,902
                                          ------------



-------------------------------------------------------
FIXED INCOME                          PAR       VALUE
-------------------------------------------------------


FOREIGN GOVERNMENT - 8.58%
  Federal Republic of
  Germany
    8.25%  20 Sep 2001       DM 1,600,000 $ 1,190,434
    9.00%  22 Jan 2001       DM 1,500,000   1,135,333
  France (Govt) O.A.T.
    6.50%  25 Oct 2006       FF 6,200,000   1,261,721
  Italy Republic Yankee
  Bond
    6.875%  27 Sep 2023       $ 1,450,000   1,378,907
  Kingdom of Sweden
    5.85%  13 Feb 2001          1,500,000   1,468,035
  United Mexican States ***
    7.562%  6 Aug 2001          1,000,000   1,002,300
    9.75%  6 Feb 2001             500,000     519,375
  Newfoundland Province
  Canada
    Yankee Bond
    9.875%  1 Jun 2020            500,000     625,585
  Quebec Province Canada
    9.125%  22 Aug 2001         2,000,000   2,182,502
  Republic of Argentina
    9.25%  23 Feb 2001            500,000     507,188
                                          ------------
                                           11,271,380
                                          ------------

GOVERNMENT SPONSORED - 6.21%
  Federal National Mortgage
  Association
    6.50%  1 Feb 2024             161,503     154,891
    6.50%  1 Apr 2024             330,096     316,582
    6.50%  1 Jul 2024             308,689     295,665
    6.925%  1 Mar 2001            979,378     987,948
    7.00%  1 Sep 2025             250,001     244,608
    7.00%  1 Nov 2025           1,037,748   1,015,364
    7.00%  1 Apr 2026               2,705       2,646
    7.50%  1 Oct 2026           2,495,994   2,494,421
    8.50%  1 Aug 2025              33,963      35,205
    8.50%  1 Oct 2026           2,521,874   2,614,073
                                          ------------
                                            8,161,403
                                          ------------

HEALTHCARE - .30%
  Mariner Health Group Inc
    9.50%  1 Apr 2006             400,000     391,000
                                          ------------

INDUSTRIALS - 4.32%
  AK Steel Corp ***
    9.125%  15 Dec 2006           400,000     411,000
  Atlantic Richfield Co
    9.125%  1 Aug 2031          1,000,000   1,211,550
  Ford Motor Company
    9.00%  15 Sep 2001          1,695,000   1,852,940
    9.95%  15 Feb 2032            600,000     777,132
  Occidental Pete Corp MTN
    5.76%  15 Jun 1998          1,000,000     994,460
  Oregon Steel Mills Inc
    11.00%  15 Jun 2003           400,000     428,000
                                          ------------
                                            5,675,082
                                          ------------

See notes to financial statements and notes to schedules of investments


-------------------------------------------------------
FIXED INCOME                          PAR       VALUE
-------------------------------------------------------

NATURAL GAS - 1.16%
  RAS Laffan Liquefied
  Natural Gas ***
    8.294%  15 Sep 2014       $ 1,500,000 $ 1,522,335
                                          ------------

OIL & GAS - 1.57%
  Pttep International
  Ltd  ***
    7.625%  1 Oct 2006          2,000,000   2,059,760
                                          ------------

TELEPHONE - .48%
  Paging Network Inc ***
    10.00%  15 Oct 2008           400,000     406,500
  TCI Communications Inc
    6.875%  15 Feb 2006           250,000     227,185
                                          ------------
                                              633,685
                                          ------------

U.S. GOVERNMENT AGENCY
MORTGAGE-BACKED SECURITIES - 14.94%
  Government National
  Mortgage Association
    6.50%  15 Sep 2023            492,324     472,479
    6.50%  15 Oct 2023          2,159,038   2,072,007
    6.50%  15 Nov 2023          1,261,272   1,210,431
    6.50%  15 Dec 2023            381,280     365,911
    7.00%  15 Nov 2023          2,888,265   2,837,720
    7.00%  15 Feb 2024            534,522     525,168
    7.00%  15 Mar 2024            421,977     414,592
    7.00%  15 Apr 2024            818,305     803,984
    7.00%  15 Jun 2026            991,385     969,693
    7.50%  15 Aug 2025            498,430     498,893
    7.50%  15 Oct 2025            864,733     865,537
    7.50%  20 Aug 2026          3,251,912   3,239,685
    8.00%  15 Dec 2008            716,642     741,273
    8.00%  15 Nov 2009          1,045,895   1,081,842
    8.00%  15 Jun 2025            367,227     374,913
    8.00%  15 May 2026            360,905     368,123
    8.00%  15 Sep 2026            506,109     516,232
    9.00%  15 Mar 2016            104,481     112,056
    9.00%  15 Apr 2016             50,116      53,764
    9.00%  15 Aug 2016             55,074      59,083
    9.00%  15 Nov 2017          1,890,973   2,038,091
                                          ------------
                                           19,621,477
                                          ------------

U.S. TREASURY - 8.61%
  United States Treasury Bonds
    6.00%  15 Feb 2026 #        1,870,000   1,701,999
    7.125%  15 Feb 2023 #       1,370,000   1,430,362
    10.375%  15 Nov 2012 #      2,035,000   2,620,693
  United States Treasury Notes
    6.625%  30 Jun 2001 #       2,550,000   2,591,029
    6.875%  15 May 2006           535,000     551,301
    7.50%  15 Nov 2001 #        2,300,000   2,421,118
                                          ------------
                                           11,316,502
                                          ------------



-------------------------------------------------------
FIXED INCOME                          PAR       VALUE
-------------------------------------------------------

TOTAL FIXED INCOME
  (Cost - $124,678,240)                  $ 125,773,111
                                          ------------


-------------------------------------------------------
SHORT TERM OBLIGATIONS - 3.23%        PAR       VALUE
-------------------------------------------------------


U.S. TREASURY - 3.23%
  United States Treasury Bills@
    4.845%  23 Jan 1997       $ 2,182,000   2,175,539
    4.92%  6 Mar 1997             206,000     204,150
    4.95%  6 Mar 1997             115,000     113,967
    4.97%  6 Mar 1997           1,610,000   1,595,542
    5.00%  6 Mar 1997             108,000     107,030
    5.03%  6 Mar 1997              48,000      47,570
                                          ------------
                                            4,243,798
                                          ------------

TOTAL SHORT TERM OBLIGATIONS
  (Cost - $4,244,111)                       4,243,798
                                          ------------

TOTAL INVESTMENTS - 98.97%
  (Cost -$128,922,351)                    130,016,909
                                          ------------

OTHER ASSETS AND LIABILITIES - 1.03%        1,347,089
                                          ------------

TOTAL NET ASSETS - 100%                  $131,363,998
                                          ============


 PREFERRED SHORT-TERM GOVERNMENT SECURITIES FUND

-------------------------------------------------------
FIXED INCOME 88.10%            PAR             VALUE
-------------------------------------------------------


GOVERNMENT SPONSORED - 32.78%
  Federal Agricultural
  Mortgage Corp MTN
    7.15%  15 Jul 1998          1,000,000   1,017,970
  Federal Farm Credit
  Banks MTN
    7.51%  13 Feb 1998          2,000,000   2,035,620
  Federal Home Loan
  Mortgage Corp
    7.125%  21 Jul 1999         2,050,000   2,098,360
  Federal National
  Mortgage Association
    6.642%  1 Oct 1998          6,000,000   6,024,360
    7.50%  1 Jan 2003             638,373     651,640
    8.997%  1 May 2001            977,052   1,021,019
  Federal National
  Mortgage Association MTN
    6.72%  27 Apr 1998            730,000     736,570
  Israel St
    6.125%  15 Aug 1999         4,100,000   4,104,920
                                          ------------
                                           17,690,459
                                          ------------

See notes to financial statements and notes to schedules of investments


 PREFERRED S.T. GOV'T. SEC. FUND (continued)

-------------------------------------------------------
FIXED INCOME                      PAR           VALUE
-------------------------------------------------------


MUNICIPAL - 6.31%
  Baxter Springs KS US
  Govt Gtd
    6.44%  1 Aug 2002           $ 700,000   $ 701,246
  Bossier LA Public Trust
    6.50%  1 Aug 2011           1,680,000   1,674,624
  Mississippi Home Corp
  Coll Mtg
    7.80%  1 Nov 2012           1,000,000   1,027,300
                                          ------------
                                            3,403,170
                                          ------------

U.S. TREASURY - 49.01%
  United States Treasury Notes
    5.00%  15 Feb 1999          6,200,000   6,087,594
    5.125%  30 Jun 1998         2,200,000   2,180,068
    5.125%  31 Dec 1998         1,625,000   1,602,396
    5.50%  15 Nov 1998          5,000,000   4,966,400
    5.875%  15 Aug 1998         1,500,000   1,500,705
    6.125%  15 May 1998         1,250,000   1,256,050
    6.25%  30 Jun 1998          3,000,000   3,020,160
    6.50%  30 Apr 1999          3,000,000   3,036,570
    7.25%  15 Feb 1998          2,750,000   2,795,127
                                          ------------
                                           26,445,070
                                          ------------

TOTAL FIXED INCOME
  (Cost - $47,585,000)                     47,538,699
                                          ------------


-------------------------------------------------------
SHORT TERM OBLIGATIONS - 10.55%    PAR/SHARES    VALUE
-------------------------------------------------------


GOVERNMENT SPONSORED - 6.47%
  Federal Home Loan Mortgage
  Disc Notes
    5.37%  14 Jan 1997@        $3,500,000   3,493,213
                                          ------------

SHORT TERM INVESTMENT
FUND - 1.32%
 State Street Global
 Advisors Fund                    712,038      712,038
                                          ------------

U.S. TREASURY - 2.76%
  United States Treasury Notes
    8.875%  15 Nov 1997        $1,450,000   1,488,961
                                          ------------

TOTAL SHORT TERM OBLIGATIONS
  (Cost - $5,672,996)                       5,694,212
                                          ------------

TOTAL INVESTMENTS - 98.65%
  (Cost - $53,257,996)                     53,232,911
                                          ------------

OTHER ASSETS AND LIABILITIES - 1.35%          728,976
                                          ------------

TOTAL NET ASSETS - 100%                   $53,961,887
                                          ============



 PREFERRED MONEY MARKET FUND

-------------------------------------------------------
SHORT TERM OBLIGATIONS - 99.41%      PAR       VALUE
-------------------------------------------------------


CERTIFICATES OF DEPOSIT - 40.03%
  Bank of Montreal (Chicago)
    5.36%  10 Jan 1997        $ 5,000,000 $ 5,000,000
  Bank of New York
    5.55%  1 Apr 1997@          1,000,000     999,828
  Bank of Tokyo Mitsubishi
    5.52%  6 Mar 1997           5,000,000   5,000,000
  Banque Natl de Paris
  Yankee CD
    5.38%  3 Mar 1997@          5,000,000   4,999,889
  First United National Bank
  Charlotte NC
    5.36%  18 Feb 1997          4,800,000   4,800,000
  Industrial Bank of Japan Ltd
    5.52%  5 Mar 1997@          5,000,000   5,000,086
  Landesbank Hessen Thuringen
    6.01%  18 Jul 1997@         4,000,000   4,006,168
  Royal Bank of Canada
    5.81%  13 May 1997@         4,000,000   3,999,862
  Sanwa Bank Ltd
    5.68%  13 Jan 1997@         4,000,000   4,000,013
  Societe Generale New York
    5.84%  6 Oct 1997@          2,000,000   1,999,563
                                          ------------
                                           39,805,409
                                          ------------

COMMERCIAL PAPER - 41.29%
  AIG Funding
    5.95%  2 Jan 1997@          3,000,000   2,999,504
  Asea Brown Boverei
    5.65%  27 Jan 1997@         4,000,000   3,983,678
  Caisse D Amortissement
    5.33%  6 Feb 1997@          5,000,000   4,973,350
  Coca Cola Co
    5.92%  9 Jan 1997@          4,000,000   3,994,738
  Deutsche Bank Finance Inc
    5.70%  2 Jan 1997@          5,000,000   4,999,208
  General Electric Capital Corp
    5.39%  6 Jan 1997@          5,000,000   4,996,257
  Koch Industries
    7.10%  2 Jan 1997@          1,170,000   1,169,769
  Korea Dev Bank
    5.32%  5 Mar 1997@          5,000,000   4,953,450
  Republic NY Corp
    5.39%  15 Jan 1997@         5,000,000   4,989,519
  Warner Lambert Co
    6.10%  6 Jan 1997@          4,000,000   3,996,611
                                          ------------
                                           41,056,084
                                          ------------

See notes to financial statements and notes to schedules of investments


-------------------------------------------------------
SHORT-TERM OBLIGATIONS                PAR       VALUE
-------------------------------------------------------


CORPORATE BONDS - 10.05%
  Abbey National Treasury
  Services PLC
    5.48%  16 May 1997@       $ 4,000,000 $ 3,998,895
  PNC Bank Pittsburgh
    5.503%  11 Dec 1997@        3,000,000   2,997,908
  Society National Bank
  Cleveland
    4.85%  8 Jul 1997@          3,000,000   2,998,948
                                          ------------
                                            9,995,751
                                          ------------

U.S. GOVERNMENT AGENCY - 6.03%
  Federal Farm Credit Banks
    5.40%  2 Dec 1997@          2,000,000   1,997,562
  Federal National Mortgage
  Assn MTN
    5.42%  11 Jun 1997@         4,000,000   3,998,633
                                          ------------
                                            5,996,195
                                          ------------

U.S. TREASURY - 2.01%
  United States Treasury Notes
    5.375%  30 Nov 1997@        2,000,000   1,997,118
                                          ------------

TOTAL SHORT TERM OBLIGATIONS
  (Cost - $98,850,557)                     98,850,557
                                          ------------

TOTAL INVESTMENTS - 99.41%
  (Cost - $98,850,557)                     98,850,557
                                          ------------

OTHER ASSETS AND LIABILITIES - .59%           592,090
                                          ------------

TOTAL NET ASSETS - 100%                   $99,442,647
                                          ============

NOTES TO SCHEDULES OF INVESTMENTS

      * Non-income producing security

    ** Pursuant to Rule 144A under the Securities Act of 1933, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1996, these securities amounted to $13,874,025 or 10.56% of the net assets of the Preferred Fixed Income Fund.

     # All or a portion of this security is being used to collateralize futures contracts outstanding at December 31, 1996.

     @   Yields are at time of purchase

ABBREVIATIONS:

  ADR - American Depository Receipt
  MTN - Medium Term Notes
  REMIC - Real Estate Mortgage Investment Conduit
  DM - Deutsche Mark
  FF - French Franc

See notes to financial statements


Notes to Financial Statements

 1.  ACCOUNTING POLICIES

    The Preferred Group of Mutual Funds ("The Preferred Group" or "the Trust") is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified series management investment company offering nine portfolios ("Funds"):

    PREFERRED GROWTH FUND ("Growth") - seeks long-term capital appreciation by investing its assets primarily in equity securities believed to offer the potential for capital appreciation, including stocks of companies experiencing rapid earnings growth.

    PREFERRED VALUE FUND ("Value") - seeks capital appreciation and current income. The Fund invests primarily in equity securities believed to be undervalued and that offer above-average potential for capital appreciation.

    PREFERRED INTERNATIONAL FUND ("International") - seeks long-term capital appreciation by investing its assets primarily in equity securities traded principally on markets outside the United States.

    PREFERRED SMALL CAP FUND ("Small Cap") - seeks long-term capital appreciation through investments in companies with small equity capitalizations.

    PREFERRED ASSET ALLOCATION FUND ("Asset Allocation") - seeks both capital appreciation and current income by allocating its assets among stocks, bonds and high quality money market instruments.

    PREFERRED BALANCED FUND ("Balanced") - seeks total return through a combination of capital appreciation and current income. The Fund allocates its assets among stocks, bonds and money market instruments.

    PREFERRED FIXED INCOME FUND ("Fixed Income") - seeks a high level of current income consistent with investment in a diversified portfolio of high quality debt securities.

    PREFERRED SHORT-TERM GOVERNMENT SECURITIES FUND ("Short-Term Government")
    - seeks high current income, consistent with preservation of capital, primarily through investment in U.S. Government Securities.

    PREFERRED MONEY MARKET FUND ("Money Market") - seeks the maximum current income believed to be consistent with preservation of capital and maintenance of liquidity by investing in a portfolio of short-term, fixed income instruments.

    The Preferred Group was established in 1991 as a business trust under Massachusetts law and has an unlimited authorized number of shares of beneficial interest which may, without shareholder approval, be divided into an unlimited number of series of such shares.

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements.

SECURITY VALUATIONS

    Portfolio securities, options and futures for which market quotations are readily available are valued at market value, which is determined by using the last reported sale price, or, if no sales are reported, the last reported bid price. Portfolio debt securities with remaining maturities greater than sixty days are valued by pricing agents approved by the Trustees, which prices reflect broker/dealer supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bonafide market maker shall be used. Over-the-counter options are valued at fair value, as determined in good faith by the Trustees or by persons acting at their direction based on prices supplied by a broker, usually the option counter- party. Obligations with a maturity of 60 days or less and holdings in Money Market are valued at amortized cost which approximates market value. Portfolio positions which cannot be valued as set forth above are valued at fair value under procedures approved by the Trustees.

SECURITY TRANSACTIONS

    Security transactions are accounted for on the trade date. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal tax purposes.

FEDERAL TAXES

    Consistent with each Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income and net realized capital gains to its shareholders, no federal tax has been accrued.

    At June 30, 1996, approximate capital loss carry-forwards available (to the extent provided in federal income tax regulations) to offset future realized gains were as follows:

                              YEAR OF    CAPITAL LOSS
    FUND                    EXPIRATION   CARRYFORWARD

    Short-Term Government      2003        $418,000
    Short-Term Government      2004        $303,000

    To the extent the loss carryforwards are used to offset any future realized gains, it is unlikely that such gains would be distributed.

INTEREST INCOME, DEBT DISCOUNT AND PREMIUM

    Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding adjustment in the cost basis; premium is amortized and market discount is accreted on debt securities with a corresponding adjustment to the cost basis.

DISTRIBUTIONS TO SHAREHOLDERS

    Growth, Value, International and Small Cap will declare and pay dividends at least annually. Dividends are declared and paid quarterly for Asset Allocation and Balanced. Dividends are declared and recorded daily and paid monthly for Fixed Income, Short-Term Government and Money Market.

    Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of foreign currency transactions, losses deferred due to wash sales, post-October 31 losses and excise tax regulations. Permanent book and tax differences relating to shareholder distributions will result in reclassifications in the Funds' capital accounts.

EXPENSES

    Expenses specific to an individual Fund are charged to that Fund. Common expenses are allocated to the Funds based on their relative net asset values.

FOREIGN CURRENCY TRANSLATION

    The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the daily exchange rates.

    Net realized gains and losses on foreign denominated other assets, liabilities and currency transactions disclosed in the Statement of Operations represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. Further, the effects of changes in foreign currency exchange rates on securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but rather, are included with the net realized and unrealized gain or loss on investments.

FORWARD CURRENCY CONTRACTS

    All Funds (except Short-Term Government and Money Market) may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates at future dates. The market value of the contract will fluctuate with changes in currency exchange rates. All contracts are marked-to-market daily, resulting in unrealized gains or losses which become realized at the time the forward contracts are settled. Forward currency contracts do not eliminate fluctuations in the prices of the Funds' portfolio securities. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

FUTURES CONTRACTS

    All Funds (except Money Market) may enter into futures contracts. A Fund may use futures contracts to manage its exposure to the stock and fixed income markets. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. Upon entering into such a contract, the Fund is required to pledge to the broker an amount of cash or investment securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin," and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Losses may arise from the changes in the value of the underlying instrument, the illiquidity of the secondary market for the contracts, or the failure of counterparties to perform under the contract terms. See Note 4 for all open futures contracts held as of December 31, 1996.

DELAYED DELIVERY TRANSACTIONS

    All Funds (except Money Market) may purchase or sell securities on a forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The Fund identifies securities as segregated in its custodial records with a value at least equal to the amount of the purchase commitment.

REPURCHASE AGREEMENTS

    The Funds' custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Funds. The Funds may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

DOLLAR ROLL TRANSACTIONS

    Dollar roll transactions consist of the sale by a Fund of mortgage-backed securities, together with a forward commitment to purchase similar, but not identical, securities at a future date. If the broker/ dealer to whom the Fund sells the security becomes insolvent, the Fund's ability to enforce the forward commitment may be restricted; the value of the security may change adversely over the term of the dollar roll; the security that the Fund is required to purchase may be worth less than the security that the Fund originally held, and the return earned by the Fund with the proceeds of a dollar roll may not exceed transaction costs.

INDUSTRY CONCENTRATIONS

    While none of the Funds are permitted to invest more than 25% of its assets in a particular industry (other than the Money Market Fund, which may concentrate in the domestic banking industry), each fund may, from time to time, "focus" its investments (generally considered to include investing more than 10% of its assets) in certain industries. This may subject a Fund to greater risk than Funds that are not so focused.

OTHER

    Corporate actions (including cash dividends) are recorded on the ex-date (except for certain foreign securities for which corporate actions are recorded as soon after the ex-date as the Funds become aware of such), net of nonrebatable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

    All Funds (except Short-Term Government) may invest in foreign securities. There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may include foreign currency exchange rate fluctuations, adverse political and economic developments and the imposition of unfavorable foreign governmental laws or restrictions, including the possible prevention of currency exchange.

 2.  FEES AND COMPENSATION PAID TO AFFILIATES

MANAGEMENT FEE

    Caterpillar Investment Management Ltd. ("the Manager") provides investment advisory and portfolio management services for the Funds. Each Fund pays a monthly fee based on the average net assets of the Fund at the following rates:


                                                  ANNUAL PERCENTAGE OF
    FUND                                           AVERAGE NET ASSETS


    Growth..................................              0.75%
    Value...................................              0.75%
    International...........................              0.95%
    Small Cap...............................              0.75%*
    Asset Allocation........................              0.70%
    Balanced................................              0.75%**
    Fixed Income............................              0.50%***
    Short-Term Government...................              0.35%
    Money Market............................              0.30%

     * Effective November 1, 1995 through October 31, 1996, the Manager had voluntarily undertaken to waive its fee in excess of 0.40%.

   ** Effective July 1, 1995, and until further notice, the Manager has voluntarily undertaken to waive a portion of its fee and/or bear expenses to the extent necessary to ensure that expenses of such Fund do not exceed 1.15% of average net assets.

 *** Effective November 1, 1996, the Manager lowered its annual management fee to .50% from .65%.

    To assist in carrying out its responsibilities, the Manager has retained various subadvisors to render advisory services to the Funds:


    FUND                                    SUBADVISOR(S)


    Growth and Balanced....................  Jennison Associates Capital Corp. ("Jennison")
    Value..................................  Oppenheimer Capital ("Oppenheimer")
    International..........................  Mercator Asset Management, L.P. ("Mercator")
    Small Cap and Short-Term Government ...  None
    Asset Allocation.......................  Mellon Capital Management Corporation ("Mellon") and
                                             PanAgora Asset Management, Inc. ("PanAgora")
    Fixed Income and Money Market..........  J. P. Morgan Investment Management, Inc. ("Morgan")


    The subadvisors operate under the supervision of the Manager and The Preferred Group's Trustees. The Manager pays the fees of each of the subadvisors; the Funds do not pay subadvisory fees in addition to the management fee paid to the Manager.

    For the six-month period ended December 31, 1996, brokerage commissions were paid to the following affiliates of the Trust's subadvisors by the following funds:


                                             GROWTH            VALUE          BALANCED


    J.P. Morgan Securities, Inc.           $  3,735                -          $      8
    Lehman Bros.                             21,844                -             1,144
    Oppenheimer & Co., Inc                    2,892           $9,291                72
    Prudential Securities, Inc.                   -                -                 -
                                            $28,471           $9,291            $1,224

TRUSTEES' FEES

    Prior to July 1, 1996, the Trustees who were not "interested persons" of The Preferred Group, as defined in the Investment Company Act of 1940, as amended, received an annual fee of $6,000 plus $1,000 for each Trustees' meeting attended. Effective July 1, 1996, such Trustees receive an annual fee of $10,000 plus $1,500 for each Trustees' meeting attended.

 3.  BENEFICIAL INTEREST

    As of December 31, 1996, shareholders holding more than 5% of total shares outstanding are as follows:


                                                         % OF TOTAL SHARES OUTSTANDING
                            ---------------------------------------------------------------------------------------
                                              GROUP                     CATERPILLAR  PREFERRED STABLE   AMERICAN
                                            INSURANCE      INSURANCE    INVESTMENT       PRINCIPAL      BANKER'S
                            401(K) PLAN*  TRUST A & B**   RESERVES***   MGMT. LTD.   COLLECTIVE TRUST INSURANCE CO.


    Growth                     51.24%         9.41%          9.42%           -               -              -
    Value                      60.31%        13.40%         12.88%           -               -              -
    International              40.28%        42.83%          5.19%           -               -              -
    Small Cap                  26.47%        57.52%         12.70%           -               -              -
    Asset Allocation           44.53%        34.56%            -             -               -              -
    Balanced                      -          89.91%            -           7.69%             -              -
    Fixed Income               16.96%        28.50%            -             -            44.37%            -
    Short-Term Government      26.93%        32.11%            -             -               -           36.60%
    Money Market               85.83%           -              -             -             5.39%            -

      * Caterpillar Investment Trust 401(k) Plan

     ** Caterpillar Inc. Supplemental Unemployment and Benefits Group Insurance
        Trust A and Caterpillar Group Insurance Trust B (Trust A and B)

    *** Caterpillar Insurance Company Limited Insurance Reserves

 4.  PORTFOLIO INFORMATION

SECURITY PURCHASES AND SALES

    During the six-month period ended December 31, 1996, purchases and sales of long-term investments (i.e. investments other than short-term obligations and U.S. Government securities) and U.S. Government securities
    (short- and long-term), respectively, were as follows:

                                               LONG TERM                                    U.S. GOVERNMENT
                                      PURCHASES           SALES                       PURCHASES          SALES


    Growth                        $ 105,633,571       $ 164,552,320                      -                  -
    Value                            18,916,728          20,420,701                      -                  -
    International                    61,332,223          18,284,448                      -                  -
    Small Cap                        41,846,012          27,558,009                      -                  -
    Asset Allocation                    674,176           1,862,746                 $ 9,384,449      $ 12,449,183
    Balanced                         23,586,376           7,316,659                  12,953,320           200,722
    Fixed Income                     64,813,608          47,393,671                  60,587,423        80,293,963
    Short-Term Government            15,650,129          19,256,989                  27,228,277        21,285,766


    During the six-month period ended December 31, 1996, Money Market had purchases and sales (including maturities and excluding repurchase agreements) of other short-term obligations and U.S. Government securities of:


                                                 OTHER                                      U.S. GOVERNMENT
                                      PURCHASES            SALES                     PURCHASES           SALES


    Money Market                   $ 837,477,700       $ 832,449,778                $ 6,525,662       $ 4,787,469


FUTURES CONTRACTS

    Asset Allocation and Fixed Income had the following futures contracts open at December 31, 1996:

                                   NUMBER OF            EXPIRATION               UNREALIZED
    CONTRACTS                       CONTRACTS              DATE                   GAIN (LOSS)


    ASSET ALLOCATION:
    Long Positions:
       S&P 500                         52                 Mar 97                       $582,688
       S&P 500                         13                 Jun 97                          5,225
                                                                                       --------
                                                                                        587,913
                                                                                       --------

    Short Positions:
       U.S. Treasury Bonds             59                 Mar 97                         62,466
                                                                                       --------
                                                                                       $650,379
                                                                                       ========
    FIXED INCOME:
    Long Positions:
       U.S. Treasury Notes             21                 Mar 97                       ($15,251)
       U.S. Treasury Bonds              2                 Mar 97                          1,187
                                                                                       --------
                                                                                       ($14,064)
                                                                                       ========

UNREALIZED APPRECIATION (DEPRECIATION)

    Unrealized appreciation (depreciation) for each Fund at December 31, 1996 based on cost of both long-term and short-term securities for federal tax purposes were as follows:


                                                                               NET UNREALIZED         COST FOR
                                  GROSS UNREALIZED      GROSS UNREALIZED        APPRECIATION/        FEDERAL TAX
    FUND                            APPRECIATION         (DEPRECIATION)        (DEPRECIATION)         PURPOSES


    Growth                        $ 110,908,720         ($ 4,166,008)          $ 106,742,712      $ 272,854,189
    Value                           125,474,131           (5,073,780)            120,400,351        183,541,724
    International                    40,929,629           (7,204,150)             33,725,479        173,731,017
    Small Cap                        12,644,195           (1,455,586)             11,188,609         57,972,999
    Asset Allocation                 20,026,201             (907,231)             19,118,970         87,542,364
    Balanced                          3,142,957             (272,187)              2,870,770         40,012,331
    Fixed Income                      1,512,475             (429,023)              1,083,452        128,933,457
    Short-Term Government                67,683              (92,768)                (25,085)        53,257,996
    Money Market                              -                    -                       -         98,850,557


                      This page intentionally left blank

Fund & Investment Objective

                             PREFERRED GROWTH FUND

         Seeks long-term capital appreciation by investing its assets primarily in equity securities believed to offer the potential for capital appreciation, including stocks of companies experiencing rapid earnings growth.

                             PREFERRED VALUE FUND

         Seeks capital appreciation and current income. The Fund invests primarily in equity securities believed to be undervalued and that offer above-average potential for capital appreciation.

                         PREFERRED INTERNATIONAL FUND

         Seeks long-term capital appreciation by investing its assets primarily in equity securities traded principally on markets outside the United States.

                           PREFERRED SMALL CAP FUND

         Seeks long-term capital appreciation through investments in companies with small equity capitalizations.

                        PREFERRED ASSET ALLOCATION FUND

         Seeks both capital appreciation and current income by allocating its assets among stocks, bonds and high quality money market instruments.

                            PREFERRED BALANCED FUND

         Seeks total return through a combination of capital appreciation and current income. The Fund allocates its assets among stocks, bonds and money market instruments.

                          PREFERRED FIXED INCOME FUND

         Seeks a high level of current income consistent with investment in a diversified portfolio of high quality debt securities.

                PREFERRED SHORT-TERM GOVERNMENT SECURITIES FUND

         Seeks high current income, consistent with preservation of capital, primarily through investment in U.S. Government Securities.

                          PREFERRED MONEY MARKET FUND

         Seeks the maximum current income believed to be consistent with preservation of capital and maintenance of liquidity by investing in a portfolio of short-term, fixed income instruments.

                         AFFORDABLE MINIMUM INVESTMENT

         You may open a Preferred account with an investment of $1,000 or more. Subsequent investments of $50 or more may be made at any time.

                               FREE CHECKWRITING

         You can write an unlimited number of free checks (minimum $250 per check) against the assets in your account (Money Market and Short-Term Government Securities Funds only). You must maintain the minimum required account balance of $1,000.

                            SYSTEMATIC SAVINGS PLAN

         You may authorize your bank to debit your checking account automatically and send regular monthly investments of $50 or more to your fund account. If you select this option, you may open an account with your first monthly investment of $50.

                              EXCHANGE PRIVILEGE

         Should you wish to change your investment selection, you may move all or a portion of your assets to another fund. One toll-free call is all it takes.

                                   IRA PLANS

         If you consider a comfortable retirement to be one of your financial goals, you might be especially interested in opening a Preferred IRA account. You may also transfer or roll over your current IRA to a Preferred IRA. Call 1-800-662-GROW for a free IRA Kit.

                        COMPREHENSIVE INVESTOR SERVICES

         You can reach The Preferred Group at 1-800-662-GROW during normal business hours of 8 a.m. to 6 p.m. Eastern Time to discuss your questions with our Investor Services representatives. After business hours you can access pre-recorded information via The Preferred Tele-Services line. You will also receive easy-to-read account statements and a comprehensive year-end Summary Statement for your tax records. High quality service is a top priority at The Preferred Group.

                                 100% NO-LOAD

         We are a 100% NO-LOAD FUND GROUP. There are no sales commissions, exchange fees, exit fees, or 12b-1 fees when you invest in a Preferred Group Fund. All of your money goes to work for you immediately.

                             OFFICERS AND TRUSTEES

                  Gary M. Anna          Trustee
                  William F. Bahl       Trustee
                  James F. Masterson    Trustee
                  Dixie L. Mills        Trustee
                  Carol K. Burns        Vice President and Assistant Clerk
                  Fred L. Kaufman       Vice President and Treasurer
                  Richard P. Konrath    Clerk

                              INVESTMENT ADVISOR
                    Caterpillar Investment Management Ltd.
                             100 N.E. Adams Street
                             Peoria, IL 61629-5330

                                  DISTRIBUTOR
                          Caterpillar Securities Inc.
                            100 N. E. Adams Street
                             Peoria, IL 61629-5330

                                   CUSTODIAN
                         State Street Bank & Trust Co.
                                 P.O. Box 1713
                               Boston, MA 02101

                     TRANSFER AGENT AND INVESTOR SERVICES
                     Boston Financial Data Services, Inc.
                               The BFDS Building
                              Two Heritage Drive
                               Quincy, MA 02171

                                 LEGAL COUNSEL
                                 Ropes & Gray
                            One International Place
                             Boston, MA 02110-2624

This report and the financial statements contained herein are submitted for the general information of the shareholders of The Preferred Group of Mutual Funds. The report is not intended for distribution to prospective investors unless preceded or accompanied by a current prospectus.

                                1-800-662-GROW

The Preferred Group of Mutual Funds
P.O. Box 8320
Boston, MA 02266-8320

SEMIANNUAL REPORT
December 31, 1996